                                  EXHIBIT 10.20

                           LEASE AGREEMENT
                                (NET)
                       BASIC LEASE INFORMATION

LEASE DATE:                     January 8, 1996

LANDLORD:                       Lincoln-Whitehall Realty, L.L.C.

LANDLORD'S ADDRESS:             c/o Lincoln Property Company Management
                                   Services, Inc.
                                101 Lincoln Centre Drive, Fourth Floor
                                Foster City, California 94404-1167

TENANT:                         Safety Tek, Inc.,
                                a Delaware corporation

TENANT'S ADDRESS:               49050 Milmont Drive
                                Fremont, California  94538-7301

PREMISES:                       Approximately 17,008 rentable square feet as
                                shown on Exhibit A

PREMISES ADDRESS:               5696 Stewart Avenue
                                Fremont, California  94538


                                BUILDING: Approximately 34,016 rentable square
                                   feet
                                LOT (BUILDING'S TAX PARCEL): Approximately
                                   34,016 rentable square feet
                                PARK (LINCOLN FREMONT BUSINESS CENTER):
                                   Approximately 191,610 rentable square feet

TERM: April 1, 1996 ("Commencement Date"), through March 30, 2001 ("Expiration Date")

BASE RENT (P. 3):               Nine thousand fourteen and 24/100 Dollars
                                ($9,014.24) NNN a month

ADJUSTMENTS TO BASE RENT:       Commencing December 1, 1997, $9,864.64 NNN a
                                   month
                                Commencing August 1, 1999, $10,715.04 NNN a
                                   month

SECURITY DEPOSIT (P. 4.1):      Ten thousand seven hundred fifteen and 00/100
                                Dollars ($10,715.00)

[CLEANING DEPOSIT (P. 4.2):                                 Dollars ($        )]
                                ----------------------------          --------

*TENANT'S SHARE OF OPERATING EXPENSES (P. 6.1):          8.89% of the Park
*TENANT'S SHARE OF TAX EXPENSES (P. 6.2):                       8.89% of the Lot
*TENANT'S SHARE OF COMMON AREA UTILITY COSTS (P. 7):     8.89% of the Park
*The amount of Tenant's Share of the expenses as referenced above shall be subject to modification as set forth in this Lease.

PERMITTED USES:                 See Section 9 below

UNRESERVED
PARKING SPACES:                 Fifty-one (51) nonexclusive and undesignated
                                spaces

BROKER (P. 38):                 Jeff Black of Grubb and Ellis
                                Bob Steinbock and Tom Taylor of Bishop Hawk

EXHIBITS:                       Exhibit A - Premises, Building, Lot and/or Park
                                Exhibit B - Tenant Improvements
                                Exhibit C - Rules and Regulations
                                Exhibit D - Intentionally Omitted
                                Exhibit E - Hazardous Materials Disclosure
                                   Certificate - Example
                                Exhibit F - Change of Commencement Date -
                                   Example
                                Exhibit G - Tenant's Initial Hazardous Materials
                                   Disclosure Certificate
                                Exhibit H - Hazardous Materials List

ADDENDA:                        Addendum 1: Option to Extend the Lease




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                                TABLE OF CONTENTS

SECTION                                                                                                             PAGE
- -------                                                                                                             ----
  1.    PREMISES..................................................................................................    15
  2.    ADJUSTMENT OF COMMENCEMENT DATE; CONDITION OF THE PREMISES................................................    15
  3.    RENT......................................................................................................    15
  4.    SECURITY DEPOSIT AND CLEANING DEPOSIT.....................................................................    16
  5.    TENANT IMPROVEMENTS.......................................................................................    16
  6.    ADDITIONAL RENT...........................................................................................    16
  7.    UTILITIES.................................................................................................    18
  8.    LATE CHARGES..............................................................................................    18
  9.    USE OF PREMISES...........................................................................................    19
 10.    ALTERATIONS AND ADDITIONS; AND SURRENDER OF PREMISES......................................................    19
 11.    REPAIRS AND MAINTENANCE...................................................................................    20
 12.    INSURANCE.................................................................................................    21
 13.    WAIVER OF SUBROGATION.....................................................................................    22
 14.    LIMITATION OF LIABILITY AND INDEMNITY.....................................................................    22
 15.    ASSIGNMENT AND SUBLEASING.................................................................................    22
 16.    AD VALOREM TAXES..........................................................................................    23
 17.    SUBORDINATION.............................................................................................    23
 18.    RIGHT OF ENTRY............................................................................................    24
 19.    ESTOPPEL CERTIFICATE......................................................................................    24
 20.    TENANT'S DEFAULT..........................................................................................    24
 21.    REMEDIES FOR TENANT'S DEFAULT.............................................................................    25
 22.    HOLDING OVER..............................................................................................    26
 23.    LANDLORD'S DEFAULT........................................................................................    26
 24.    PARKING...................................................................................................    26
 25.    SALE OF PREMISES..........................................................................................    26
 26.    WAIVER....................................................................................................    27
 27.    CASUALTY DAMAGE...........................................................................................    27
 28.    CONDEMNATION..............................................................................................    28
 29.    ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS.................................................................    29
 30.    FINANCIAL STATEMENTS......................................................................................    30
 31.    GENERAL PROVISIONS........................................................................................    31
 32.    SIGNS.....................................................................................................    32
 33.    MORTGAGEE PROTECTION......................................................................................    32
 34.    QUITCLAIM.................................................................................................    32
[35.    MODIFICATIONS FOR LENDER..................................................................................    33]
 36.    WARRANTIES OF TENANT......................................................................................    33
 37.    COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT...........................................................    33
 38.    BROKERAGE COMMISSION......................................................................................    33
 39.    QUIET ENJOYMENT...........................................................................................    33
 40.    LANDLORD'S ABILITY TO PERFORM TENANT'S UNPERFORMED OBLIGATIONS............................................    34
 41.    TENANT'S COVENANT OF NON-DISCRIMINATION...................................................................    34




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
                                 LEASE AGREEMENT

DATE: This Lease is made and entered into as of the Lease Date defined on Page
          1. The Basic Lease Information set forth on Page 1 and this Lease are and shall be construed as a single instrument.


1. PREMISES: Landlord hereby leases the Premises to Tenant upon the terms and conditions contained herein. Landlord hereby grants to Tenant a revocable license for the right to use, on a non-exclusive basis, parking areas and ancillary facilities located within the Common Area of the Park, subject to the terms of this Lease. Landlord and Tenant hereby agree that for purposes of this Lease, as of the Lease Date, the rentable square footage area of the Premises, the Building, the Lot and the Park shall be deemed to be the number of rentable square feet set forth in the Basic Lease Information on Page 1. Tenant further agrees that the number of rentable square feet of the Premises, the Building, the Lot and the Park may subsequently change after the Lease Date commensurate with any modifications to any of the foregoing.


2. ADJUSTMENT OF COMMENCEMENT DATE; CONDITION OF THE PREMISES: [If Landlord cannot deliver possession of the Premises on the Commencement Date, with the Tenant Improvements as set forth in Exhibit B hereto having been substantially completed (excluding punchlist items as reasonably determined by Landlord and Tenant. Landlord shall not be subject to any liability nor shall the validity of the Lease be affected; provided the Lease term and the obligation to pay Rent shall commence on the date possession is tendered and the Expiration Date shall be extended by a period of time equal to the period computed from the Commencement Date to the date possession is tendered by Landlord to Tenant.] If Landlord cannot deliver possession of the Premises with the Tenant Improvements as set forth on Exhibit B hereto having been substantially completed (excluding punchlist items as reasonably determined by Landlord and Tenant) on the Commencement Date, Landlord shall not be subject to any liability nor shall the validity of the Lease be affected; provided the Lease term and the obligation to pay Rent shall commence on the date possession is so tendered subject to the provisions of Exhibit B hereto with regard to Tenant Delays. Notwithstanding the foregoing, if Landlord does not tender possession of the Premises with all tenant Improvements Substantially Complete (except for punchlist items as reasonably determined by Landlord and Tenant) to Tenant within three hundred thirty (330) calendar days of the full execution of this Lease (the "Outside Date") (subject to Force Majeure Delays and Tenant Delays, as such terms are defined in Exhibit B, in which event the Outside Date shall be extended commensurately by the period of time attributable to such delays), Tenant or Landlord may terminate this Lease by delivering written notice thereof to the other party if at all, by no later than the date which is thirty (30) days after the actual Outside Date. If Tenant or Landlord fails to timely terminate the Lease as and when provided herein, of it Landlord delivers to Tenant possession of the Premises with the Tenant Improvements being Substantially Complete at any time earlier than the Outside Date, then Tenant's and Landlord's foregoing right to terminate this Lease provided herein shall lapse and be null and void upon the earlier occurrence of such even and the Lease shall remain in full force and effect with Tenant or Landlord having no further right to terminate this Lease. In the event the commencement date and/or the expiration date of this Lease is other than the Commencement Date and/or Expiration Date provided on Page 1, as the case may be, Landlord and Tenant shall execute a written amendment to this Lease, substantially in the form of Exhibit F hereto, wherein the parties shall specify the actual commencement date, expiration date and the date on which Tenant is to commence paying Rent. Landlord shall permits Tenant to occupy the Premises two (2) weeks prior to the Commencement Date, and such occupancy shall be at Tenant's sole risk and subject to all the provisions of this Lease, [including,] excluding, [not limited to,] the requirement to pay Rent [and the Security Deposit, and] including the requirement to obtain the insurance [required] pursuant to this Lease and to deliver insurance certificates as required herein, and to pay the Security Deposit. In addition to the foregoing, Landlord shall have the right to impose such additional conditions on Tenant's early entry as Landlord shall deem appropriate. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises in a good, clean and completed condition and state of repair, (exclusive of punchlist items as reasonably determined by Landlord and Tenant) in compliance with all applicable laws, codes, regulations, administrative orders and ordinances, and subject to all matters of record. Tenant hereby acknowledges and agrees that neither Landlord nor Landlord's agents or representatives has made any representations or warranties as to the suitability, safety or fitness of the Premises for the conduct of Tenant's business, Tenant's intended use of the Premises or for any other purpose, and that neither Landlord nor Landlord's agents or representatives has agreed to undertake any alterations or construct any Tenant Improvements to the Premises except as expressly provided in this Lease. [Tenant agrees that at any time before or during the term of this Lease, Landlord shall have the right to relocate Tenant from the Premises described herein to other space within the Park on substantially the same terms and conditions of this Lease provided the other space is of comparable size.]


3. RENT: On the date that Tenant executes this Lease, Tenant shall deliver to Landlord the original executed Lease, the Base Rent (which shall be applied against the Rent payable for the first month Tenant is required to pay Base
Rent), the Security Deposit, [the Cleaning Deposit,] and all insurance certificates evidencing the insurance required to be obtained by Tenant under
Section 12 of this Lease. Tenant agrees to pay Landlord, without prior notice or demand, or abatement, offset, deduction or claim, the Base Rent described on Page 1, payable in advance at Landlord's address shown on Page 1 on the first day of each month throughout the term of the Lease. In addition to the Base Rent set forth on Page 1, Tenant shall pay Landlord in advance and on the first (1st) day of each month throughout the term of this Lease (including any extensions of such term), as Additional Rent Tenant's share, as set forth on Page 1, of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses, and Administrative Expenses all in the manner as specified in Sections 6.1, 6.2, 6.3, 6.4 and 7 of this Lease, respectively. Additionally, Tenant shall pay to Landlord as Additional Rent hereunder, immediately on Landlord's demand therefor, any and all costs and expenses incurred by Landlord to enforce the provisions of this Lease, including, but not limited to, costs associated with any proposed assignment or subletting of all or any portion of the Premises by Tenant, costs associated with the delivery of notices, delivery and recordation of notice(s) of default, attorneys' fees, expert fees, court costs and filing fees (collectively, the "Enforcement Expenses"). The term "Rent" whenever used herein refers to the aggregate of all these amounts. If Landlord permits Tenant to occupy the Premises without requiring Tenant to pay rental payments for a period of time, the waiver of the requirement to pay rental payments shall only apply to waiver of the Base Rent and Tenant shall otherwise perform all other obligations of Tenant hereunder, including, but not

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limited to paying to Landlord any and all amounts considered additional rent, such as Tenant's share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses, and Administrative Expenses. If, at any time, Tenant is in default of or otherwise breaches any term, condition or provision of this Lease, any such waiver by Landlord of Tenant's requirement to pay rental payments shall be null and void and Tenant shall immediately pay to Landlord all rental payments waived by Landlord. The Rent for any fractional part of a calendar month at the commencement or termination of the Lease term shall be a prorated amount of the Rent for a full calendar month based upon a thirty (30) day month. The prorated Rent shall be paid on the Commencement Date and the first day of the calendar month in which the date of termination occurs, as the case may be.


4.      SECURITY DEPOSIT AND CLEANING DEPOSIT:

        4.1 SECURITY DEPOSIT: Upon Tenant's execution of this Lease, Tenant shall deliver to Landlord, as a Security Deposit for the performance by Tenant of its obligations under this Lease, the amount described on Page 1. If Tenant is in default, Landlord may, but without obligation to do so, use the Security Deposit, or any portion thereof, to cure the default or to compensate Landlord for all damages sustained by Landlord resulting from Tenant's default, including, but not limited to the Enforcement Expenses. Tenant shall, immediately on demand, pay to Landlord a sum equal to the portion of the Security Deposit so applied or used so as to replenish the amount of the Security Deposit held to increase such deposit to the amount initially deposited with Landlord. Concurrently with any increase in the Base Rent, Tenant shall deliver to Landlord an amount equal to such increase, which amount shall be added to the Security Deposit being held by Landlord and be deemed a part of such Security Deposit thereafter. [At any time after Tenant has defaulted hereunder, Landlord may require an increase in the amount of the Security Deposit required hereunder for the then balance of the Lease term and Tenant shall, immediately on demand, pay to Landlord additional sums in the amount of such increase.] As soon as practicable after the termination of this Lease, but any event no later than sixty (60) days after such termination. Landlord shall return the Security Deposit to Tenant, less such amounts as are reasonably necessary, as determined solely by Landlord in its sole reasonable discretion, to remedy Tenant's default(s) hereunder or to otherwise restore the Premises to a clean and safe condition, reasonable wear and tear excepted. If the cost to restore the Premises exceeds the amount of the Security Deposit, Tenant shall promptly deliver to Landlord any and all of such excess sums as reasonably determined by Landlord. Landlord shall not be required to keep the Security Deposit separate from other funds, and, unless otherwise required by law, Tenant shall not be entitled to interest on the Security Deposit. In no event or circumstance shall Tenant have the right to any use of the Security Deposit and, specifically, Tenant may not use the Security Deposit as a credit or to otherwise offset any payments required hereunder, including, but not limited to, Rent or any portion thereof.

        [4.2 CLEANING DEPOSIT: Upon Tenant's execution of this Lease, Tenant shall deliver to Landlord, as a Cleaning Deposit for the performance by Tenant of its obligations under this Lease including, but not limited to, Section 11 below, the amount described on Page 1. The Cleaning Deposit is to be used for purposes relating to cleaning up the Premises and the area adjacent to the Premises, to the extent such cleaning up is required due to Tenant's or its representatives, employees, invitees or contractors' use of the area adjacent to the Premises, to the reasonable satisfaction of Landlord. If Tenant is in default, Landlord may, but without obligation to do so, use the Cleaning Deposit, or any portion thereof, to cure the default or to compensate Landlord for all damages sustained by Landlord resulting from Tenant's default, including, but not limited to the Enforcement Expenses. Tenant shall, immediately on demand, pay to Landlord a sum equal to the portion of the Cleaning Deposit so applied or used so as to replenish the amount of the Cleaning Deposit to increase such deposit to the amount initially deposited with Landlord. At anytime after Tenant has defaulted hereunder, Landlord may require an increase in the amount of the Cleaning Deposit required hereunder for the then balance of the Lease term and Tenant shall, immediately on demand, pay to Landlord additional sums in the amount of such increase. As soon as practicable after the termination of this Lease, Landlord shall return the Cleaning Deposit to Tenant, less such amounts as are reasonably necessary to remedy Tenant's default(s) hereunder or to otherwise restore the Premises to a clean and safe condition as determined by Landlord. Landlord shall not be required to keep the Cleaning Deposit separate from other funds, and, unless otherwise required by law, Tenant shall not be entitled to interest on the Cleaning Deposit. In no event or circumstance shall Tenant have the right to any use of the Cleaning Deposit and, specifically, Tenant may not use the Cleaning Deposit as a credit or to otherwise offset any payments required hereunder, including, but not limited to, Rent or any portion thereof.]


5. TENANT IMPROVEMENTS: Tenant hereby accepts the Premises in its current "as is" condition unless otherwise specified in Exhibit B, attached hereto and incorporated herein by this reference. If so specified in Exhibit B hereto, Landlord or Tenant, as the case may be, shall install the improvements ("Tenant Improvements") on the Premises as described and in accordance with the terms, conditions, criteria and provisions set forth in Exhibit B, attached and incorporated herein by this reference. Tenant acknowledges that neither Landlord nor any of Landlord's agents, representatives or employees has made any representations as to the suitability or fitness of the Premises for the conduct of Tenant's business, including, without limitation, any storage incidental thereto, or for any other purpose, and that neither Landlord nor any of Landlord's agents, representatives or employees has agreed to undertake any alterations or construct any Tenant Improvements to the Premises except as expressly provided in Exhibit B to this Lease.


6. ADDITIONAL RENT : The costs and expenses described in this Section 6 and all other sums, charges, costs and expenses specified in this Lease other than Base Rent, including, but not limited to, Utility Expenses, Tenant's share of Common Area Utility Costs, Late Charges and Enforcement Expenses are to be paid by Tenant to Landlord as additional rent (collectively, "Additional Rent").

        6.1 OPERATING EXPENSES: In addition to the Base Rent set forth in
Section 3, Tenant shall pay its share, which is defined on Page 1, of all Operating Expenses as Additional Rent. The term "Operating Expenses" as used herein shall mean the total reasonable and industry-standard amounts paid or payable by Landlord in connection with the ownership, maintenance, repair and operation of the Premises, the Building and the Lot, and where applicable, of the Park referred to on Page 1. The amount of


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Tenant's share of Operating Expenses shall be reviewed from time to time by
Landlord and shall be subject to modification by Landlord as reasonably determined by Landlord. These Operating Expenses may include, but are not limited to:

                  6.1.1 Landlord's cost of repairs to, and maintenance of, the roof, the roof membrane and the exterior walls of the Building;

                  6.1.2 Landlord's cost of maintaining the outside paved area, landscaping and other common areas for the Park. The term "Common Area" shall mean all areas and facilities within the Park exclusive of the Premises and the other portions of the Park leased exclusively to other tenants. The Common Area includes, but is not limited to, interior lobbies, mezzanines, parking areas, access and perimeter roads, sidewalks, rail spurs, landscaped areas and similar areas and facilities;

                  6.1.3 Landlord's annual cost of insurance insuring against fire and extended coverage (including, if Landlord elects, "all risk" coverage) and all other reasonable and industry-standard insurance, including, but not limited to, earthquake, flood and/or surface water endorsements for the Building, the Lot and the Park (including the Common Area), rental value insurance against loss of Rent in an amount equal to the amount of Rent for a period of at least six (6) months commencing on the date of loss, and subject to the provisions of Section 27 below, any deductible;

                  6.1.4 Landlord's cost of modifications to the Building, the Common Area and/or the Park [occasioned] required by any rules, laws or regulations effective subsequent to the date on which the Building was originally constructed;

                  6.1.5 Landlord's cost of modifications to the Building, the Common Area and/or the Park [occasioned] required by any rules, laws or regulations arising from Tenant's use of the Premises regardless of when such rules, laws or regulations became effective;

                  6.1.6 If Landlord elects to so procure, Landlord's cost of preventative maintenance, and repair contracts including, but not limited to, [contracts for elevator systems and] heating, ventilation and air conditioning systems, lifts for disabled persons, and trash or refuse collection;

                  6.1.7 Landlord's cost of security and fire protection services for the Building and/or the Park, as the case may be, if in Landlord's sole reasonable discretion such services are provided;

                  6.1.8 Landlord's establishment of reasonable reserves for replacements and/or repairs of Common Area improvements, equipment and supplies;

                  [6.1.9 Landlord's cost for the maintenance and repair of any rail spur and rail crossing, and for the creation and negotiation of, and pursuant to, any rail spur or track agreements, licenses, easements or other similar undertakings;]

                  6.1.10 Landlord's cost of supplies, equipment, rental equipment and other similar items used in the direct operation and/or maintenance of the Park; and

                  6.1.11 Landlord's cost for the repairs and maintenance items set forth in Section 11.2 below.

        6.2 TAX EXPENSES: In addition to the Base Rent set forth in Section 3, Tenant shall pay its share, which is defined on Page 1, of all real property taxes applicable to the land and improvements included within the Lot on which the Premises are situated and one hundred percent (100%) of all personal property taxes now or hereafter assessed or levied against the Premises or Tenant's personal property. The amount of Tenant's share of Tax Expenses shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord as reasonably determined by Landlord. Tenant shall also pay one hundred percent (100%) of any increase in real property taxes attributable, in Landlord's sole discretion, to any and all alterations, Tenant Improvements or other improvements of any kind, which are above standard improvements customarily installed for similar buildings located within the Building or the Park (as applicable), whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant. The term "Tax Expenses" shall mean and include, without limitation, any form of tax and assessment (general, special, supplemental, ordinary or extraordinary), commercial rental tax, payments under any improvement bond or bonds, license, rental tax, transaction tax, levy, or penalty imposed by authority having the direct or indirect power of tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof) as against any legal or equitable interest of Landlord in the Premises, the Building, the Lot or the Park, as against Landlord's right to rent or other income therefrom, or as against Landlord's business of leasing the Premises or the occupancy of Tenant or any other tax, fee, or excise, however described, including, but not limited to, any value added tax, or any tax imposed in substitution (partially or totally) of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property taxes. The term "Tax Expenses" shall not include any franchise, estate, inheritance, net income, or excess profits tax imposed upon Landlord.

        6.3 ADMINISTRATIVE EXPENSES: In addition to the Base Rent set forth in
Section 3 hereof, Tenant shall pay Landlord, without prior notice or demand, on the first (1st) day of each month throughout the term of this Lease (including any extensions of such term), as compensation to Landlord for accounting and management services rendered on behalf of the Building and/or the Park, one-twelfth (1/12th) of an amount equal to ten percent (10%) of the estimated amount of the aggregate of the Tenant's share of (i) the total Operating Expenses and Tax Expenses as described in Sections 6.1 and 6.2 above, respectively, and (ii) all Common Area Utility Costs for the Park and the Premises as described in Section 7 below; as such amounts are estimated by Landlord in accordance with the provisions of Section 6.4 below (collectively, the "Administrative Expenses"). Tenant's obligations to pay such Administrative Expenses shall survive the expiration or earlier termination of this Lease.


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        6.4 PAYMENT OF EXPENSES: Landlord shall estimate Tenant's share of the
Operating Expenses and Tax Expenses for the calendar year in which the Lease commences. Commencing on the Commencement Date, one-twelfth (1/12th) of this estimated amount shall be paid by Tenant to Landlord, as Additional Rent, on the first (1st) day of each month and throughout the remaining months of such calendar year. Thereafter, Landlord may estimate such expenses as of the beginning of each calendar year and Tenant shall pay one-twelfth (1/12th) of such estimated amount as Additional Rent hereunder on the first day of each month during such calendar year and for each ensuing calendar year throughout the term of this Lease (including any extensions of the term). By April 30th of each of the following calendar years, or as soon thereafter as reasonably possible, including the calendar year after the calendar year in which this Lease terminates or the term expires, Landlord shall endeavor to furnish Tenant with an a written accounting of actual Operating Expenses and Tax Expenses. Within thirty (30) days of Landlord's delivery of such accounting, Tenant shall pay to Landlord the amount of any underpayment. Notwithstanding the foregoing, failure by Landlord to give such accounting by such date shall not constitute a waiver by Landlord of its right to collect any of Tenant's underpayment at any time. Landlord shall credit the amount of any overpayment by Tenant toward the next estimated monthly installment(s) falling due, or where the term of the Lease has expired, refund the amount of overpayment to Tenant. Tenant, at its sole cost and expense through any certified public accountant designated by it, shall have the right to examine and/or audit the books and records evidencing such costs and expenses for the previous one (1) calendar year, during Landlord's reasonable business hours and not more frequently than once during any calendar year. Tenant's obligations to pay its share of Operating Expenses and Tax Expenses shall survive the expiration or earlier termination of this Lease.

        6.5 ANNUAL RECONCILIATION: If the term of the Lease expires prior to the annual reconciliation of expenses, if any, Landlord shall have the right to reasonably estimate Tenant's share of such expenses, and if Landlord determines that an underpayment is due, Tenant hereby agrees that Landlord shall be entitled to deduct such underpayment from Tenant's Security Deposit. If Landlord reasonably determines that an overpayment has been made by Tenant, Landlord shall refund said overpayment to Tenant as soon as practicable thereafter, but in any event, no later than ninety (90) days after such expiration. Notwithstanding the foregoing, failure of Landlord to accurately estimate Tenant's share of such expenses or to otherwise perform such reconciliation of expenses, including, without limitation, Landlord's failure to deduct any portion of any underpayment from Tenant's Security Deposit, shall not constitute a waiver of Landlord's right to collect any of Tenant's underpayment at any time during the term of the Lease or at any time after the expiration or earlier termination of this Lease.


7. UTILITIES: Utility Expenses, Common Area Utility Costs and all other sums or charges set forth in this Section 7 are considered part of Additional Rent. Tenant shall pay the cost of all water, sewer use, sewer discharge fees and sewer connection fees, gas, heat, electricity, refuse pickup, janitorial service, telephone and other utilities billed or metered separately to the Premises and/or Tenant. Tenant shall also pay its reasonable share of any assessments or charges for utility or similar purposes included within any tax bill for the Lot on which the Premises are situated, including, without limitation, entitlement fees, allocation unit fees, and/or any similar fees or charges, and any penalties related thereto. For any such utility fees or use charges that are not billed or metered separately to Tenant, Tenant shall pay to Landlord, as Additional Rent, without prior notice or demand, on the first (1st) day of each month throughout the term of this Lease the amount which is attributable to Tenant's use of the utilities or similar services, as reasonably estimated and determined by Landlord based upon factors such as size of the Premises and intensity of use of such utilities by Tenant such that Tenant shall pay the portion of such charges reasonably consistent with Tenant's use of such utilities and similar services ("Utility Expenses"). If Tenant disputes any such estimate or determination, then Tenant shall either pay the estimated amount or cause the Premises to be separately metered at Tenant's sole expense. In addition, Tenant shall pay to Landlord its share, which is described on Page 1, as Additional Rent, without prior notice or demand, on the first (1st) day of each month throughout the term of this Lease, of any Common Area utility costs, fees, charges or expenses ("Common Area Utility Costs"). Tenant shall pay to Landlord one-twelfth (1/12th) of the estimated amount of Tenant's share of the Common Area Utility Costs in the same manner and time periods as specified in
Section 6.4 above and any reconciliation thereof shall also be in the same manner as specified in Sections 6.4 and 6.5 above. The amount of Tenant's share of Common Area Utility Costs shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord as reasonably determined by Landlord. Tenant acknowledges that the Premises may become subject to the rationing of utility services or restrictions on utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Notwithstanding any such rationing or restrictions on use of any such utility services, Tenant acknowledges and agrees that its tenancy and occupancy hereunder shall be subject to such rationing restrictions as may be imposed upon Landlord, Tenant, the Premises, the Building or the Park, and Tenant shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Tenant by reason of any such rationing or restrictions. Tenant further agrees to timely and faithfully pay, prior to delinquency, any amount, tax, charge, surcharge, assessment or imposition levied, assessed or imposed upon the Premises, or Tenant's use and occupancy thereof, or as a result directly or indirectly of any such rationing or restrictions.


8. LATE CHARGES: Any and all sums or charges set forth in this Section 8 are considered part of Additional Rent. Tenant acknowledges that late payment (the [second]sixth day of each month or anytime thereafter) by Tenant to Landlord of Base Rent, Tenant's share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses, Administrative Expenses or other sums due hereunder, will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any note secured by any encumbrance against the Premises, and late charges and penalties due to the late payment of real property taxes on the Premises. Therefore, if any installment of Rent or any other sum due from Tenant is not received by Landlord [when due,] within five (5) days of the due date, Tenant shall promptly pay to Landlord all of the following, as applicable: (a) an additional sum equal to five percent (5%) of such delinquent amount as a late charge for the first instance during any calendar year in which Landlord does not receive Rent within such 5-day period; seven percent (7%) of such delinquent amount as a late charge for the second instance during any calendar year in which Landlord does not receive Rent with such 5-day period and ten percent (10%) of such delinquent amount as a late charge for each and every successive instance during any calendar year in which Landlord does not receive Rent within said 5-day period, plus interest on such delinquent amount at the rate equal to the prime rate plus three percent (3%) for the time period such payments are delinquent as a

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late charge for every month or portion thereof that such sums remain unpaid, (b)
the amount of seventy-five dollars ($75) for each three-day notice prepared for, or served on, Tenant, (c) the amount of fifty dollars ($50) relating to checks for which there are not sufficient funds. If Tenant delivers to Landlord a check for which there are not sufficient funds, Landlord may, at its sole option, require Tenant to replace such check with a cashier's check for the amount of such check and all other charges payable hereunder. The parties agree that this late charge and the other charges referenced above represent a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge or other charges shall not constitute a waiver by Landlord of Tenant's default with respect to the delinquent amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord for any other breach of Tenant under this Lease. If a late charge or other charge becomes payable for any three (3) installments of Rent within any twelve (12) month period, then Landlord, at Landlord's sole option, can either require the Rent be paid quarterly in advance, or be paid monthly in advance by cashier's check or by electronic funds transfer.


9.      USE OF PREMISES:

        9.1 PERMITTED USES: Tenant shall only use the Premises for purposes of office uses and warehouse uses for sale, assembly, light manufacturing, testing, engineering, research and development and storage of process control instruments, but only to the extent such uses meet all of the following criteria: (i) such uses are permitted by the City of Fremont and any and all entities having jurisdiction over the Premises, the Building and/or the Park;
(ii) such uses are disclosed in the Tenant's Initial HazMat Certificate (defined below in Section 29) attached hereto; and (iii) such uses are in strict compliance with all of the provisions of this Section 9 and of Section 29 below. Tenant and Tenant's Representatives may not, in any event or circumstance, use any portion of the Premises for purposes of the following: (a) the filling of gas permeation or other devices; and (b) the use and/or storage of any gas cylinders used for the filling of gas permeation or other devices at the Premises or at Tenant's operations conducted at Tenant's other facilities.

        9.[1]2 COMPLIANCE WITH LAWS, RECORDED MATTERS, AND RULES AND
REGULATIONS: The Premises are to be used solely for the uses stated in Section
9.1 above and for no other uses or purposes without Landlord's prior written consent, which consent may be given or withheld in Landlord's sole discretion. The use of the Premises by Tenant and its employees, representatives, agents, invitees, licensees, subtenants, customers or contractors (collectively, "Tenant's Representatives") shall be subject to, and at all times in compliance with, (a) any and all applicable laws, ordinances, statutes, orders and regulations as same exist from time to time (collectively, the "Laws"), (b) any and all documents, matters or instruments, including without limitation, any declarations of covenants, conditions and restrictions, and any supplements thereto, each of which has already been [or hereafter is] recorded in any official or public records with respect to the Premises, the Building, the Lot and/or the Park, or any portion thereof prior to the Commencement Date (collectively, the "Recorded Matters"), and any Recorded Matters which Landlord may elect to record after the Commencement Date of this Lease ("Future Recorded Matters") to the extent Landlord delivers to Tenant prior notice of any such Future Recorded Matters and Tenant's use of the Premises is not prevented or substantially impaired by virtue of such Future Recorded Matters, and (c) any and all rules and regulations set forth in Exhibit C, attached to and made a part of this Lease, and any other reasonable rules and regulations promulgated by Landlord now or hereafter enacted relating to parking and the operation of the Premises, the Building and the Park (collectively, the "Rules and Regulations"). Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Premises are adequate to fully meet the needs and requirements of Tenant's intended operations of its business within the Premises, and Tenant's use of the Premises and that same are in compliance with all applicable Laws.

        9.23 PROHIBITION ON USE: Tenant shall not use the Premises or permit anything to be done in or about the Premises nor keep or bring anything therein which will in any way conflict with any of the requirements of the Board of Fire Underwriters or similar body now or hereafter constituted or in any way increase the existing rate of or affect any policy of fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy. No auctions may be held or otherwise conducted in, on or about the Premises, the Building, the Lot or the Park without Landlord's written consent thereto, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of Landlord, other tenants or occupants of the Building, other buildings in the Park, or other persons or businesses in the area, or injure or annoy other tenants or use or allow the Premises to be used for any unlawful or objectionable purpose, as determined by Landlord, in its reasonable discretion, for the benefit, quiet enjoyment and use by Landlord and all other tenants or occupants of the Building or other buildings in the Park; nor shall Tenant cause, maintain or permit any private or public nuisance in, on or about the Premises, Building, Park and/or the Common Area, including, but not limited to, any offensive odors, noises, fumes or vibrations. Tenant shall not damage or deface or otherwise commit or suffer to be committed any waste in, upon or about the Premises. Tenant shall not place or store, nor permit any other person or entity to place or store, any property, equipment, materials, supplies, personal property or any other items or goods outside of the Premises for any period of time. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises. Tenant shall place no loads upon the floors, walls, or ceilings in excess of the maximum designed load permitted by the applicable Uniform Building Code or which may damage the Building or outside areas; nor place any harmful liquids in the drainage systems; nor dump or store waste materials, refuse or other such materials, or allow such to remain outside the Building area, except in refuse dumpsters or in any enclosed trash areas provided. Tenant shall honor the terms of all Recorded Matters and, subject to the provisions of Section 9.2 above, Future Recorded Matters relating to the Premises, the Building, the Lot and/or the Park. Tenant shall honor the Rules and Regulations. [If Tenant fails to comply with such Laws, Recorded Matters, Rules and Regulations or the provisions of this Lease, Landlord shall have the right to collect from Tenant a reasonable sum as a penalty, in addition to all rights and remedies of Landlord hereunder including, but not limited to, the payment by Tenant to Landlord of all Enforcement Expenses and Landlord's costs and expenses, if any, to cure any of such failures of Tenant, if Landlord, at its sole option, elects to undertake such cure.]


10.     ALTERATIONS AND ADDITIONS; AND SURRENDER OF PREMISES:


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        10.1 ALTERATIONS AND ADDITIONS: Tenant shall not install any signs, fixtures, improvements, nor make or permit any other alterations or additions to the Premises without the prior written consent of Landlord. , which consent shall not be withheld or delayed unreasonably If any such alteration or addition is expressly permitted by Landlord, Tenant shall deliver at least [twenty (20)] ten (10) days prior notice to Landlord, from the date Tenant intends to commence construction, sufficient to enable Landlord to post a Notice of Non-Responsibility. In all events, Tenant shall obtain all permits or other governmental approvals prior to commencing any of such work and deliver a copy of same to Landlord. All alterations and additions shall be installed by a licensed contractor reasonably approved by Landlord, at Tenant's sole expense in compliance with all applicable Laws (including, but not limited to, the ADA as defined herein), Recorded Matters, subject to the provisions of Section 9.2 above, Future Recorded Matters, and Rules and Regulations. Tenant shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. As a condition to Landlord's consent to the installation of any fixtures, additions or other improvements, Landlord may require Tenant to post and obtain a completion and indemnity bond for up to one hundred fifty percent (150%) of the cost of the work.

        10.2 SURRENDER OF PREMISES: Upon the termination of this Lease, whether by forfeiture, lapse of time or otherwise, or upon the termination of Tenant's right to possession of the Premises, Tenant will at once surrender and deliver up the Premises, together with the fixtures, furnishings, additions and improvements which Landlord has notified Tenant, in writing, that Landlord will require Tenant not to remove, to Landlord in good condition and repair including, but not limited to, replacing all light bulbs and ballasts not in good working condition, excepting for reasonable wear and tear. Reasonable wear and tear shall not include any damage or deterioration to the floors of the Premises arising from the use of forklifts in, on or about the Premises (including, without limitation, any marks or stains of any portion of the floors), and any damage or deterioration that would have been prevented by proper maintenance by Tenant or Tenant otherwise performing all of its obligations under this Lease. Upon such termination of this Lease, Tenant shall remove all tenant signage, trade fixtures, furniture, furnishings, personal property, additions, and other improvements unless Landlord requests, in writing, that Tenant not remove some or all of such trade fixtures, furniture, furnishings, additions or improvements installed by, or on behalf of Tenant or situated in or about the Premises. By the date which is twenty (20) days prior to such termination of this Lease, Landlord shall notify Tenant in writing of those fixtures, alterations, furniture, furnishings, trade fixtures, additions and other improvements which Landlord shall require Tenant not to remove from the Premises. Tenant shall repair any damage caused by the installation or removal of such signs, trade fixtures, furniture, furnishings, fixtures, additions and improvements which are to be removed from the Premises by Tenant hereunder. If Landlord fails to so notify Tenant at least twenty (20) days prior to such termination of this Lease, then Tenant shall remove all tenant signage, fixtures, alterations, furniture, furnishings, trade fixtures, additions and other improvements installed in or about the Premises by, or on behalf of Tenant. Tenant shall ensure that the removal of such items and the repair of the Premises will be completed prior to such termination of this Lease.


11.     REPAIRS AND MAINTENANCE:

        11.1 TENANT'S REPAIRS AND MAINTENANCE OBLIGATIONS: Except for those portions of the Building to be maintained by Landlord, as provided in Section
11.2 below, Tenant shall, at Tenant's sole cost and expense, keep and maintain the Premises and the adjacent areas (including, without limitation, any portion of the Common Area used by Tenant or Tenant's Representatives) in good, clean and safe condition and repair to the satisfaction of Landlord including, but not limited to, repairing any damage caused by Tenant or Tenant's Representatives and replacing any property so damaged by Tenant or Tenant's Representatives. Without limiting the generality of the foregoing, Tenant shall be solely responsible for maintaining, repairing and replacing (a) all mechanical systems, heating, ventilation and air conditioning systems, (b) all plumbing, electrical wiring and equipment serving the Premises, (c) all interior lighting (including, without limitation, light bulbs and/or ballasts) and exterior lighting serving the Premises or adjacent to the Premises, (d) all glass, windows, window frames, window casements, skylights, interior and exterior doors, door frames and door closers, (e) all roll-up doors, ramps and dock equipment including without limitation, dock bumpers, dock plates, dock seals, dock levelers and dock lights, (f) all tenant signage, [(g) lifts for disabled persons serving the Premises,] (h) sprinkler systems, fire protection systems and security systems,
(i) all partitions, fixtures, equipment, interior painting, and interior walls and floors of the Premises and every part thereof (including, without limitation, any demising walls contiguous to any portion of the Premises). Tenant's obligation to keep, maintain, preserve and repair the Premises and the adjacent area shall specifically extend to the cleanup and removal of any and all Hazardous Materials (hereafter defined) occurring in, on or about the Premises. Notwithstanding anything to the contrary contained herein, Landlord shall cause all mechanical, (including but not limited to heating ventilating, and air conditioning systems) electrical and plumbing systems to be in good working order prior to the Commencement Date of this Lease.

        11.2 REIMBURSABLE REPAIRS AND MAINTENANCE OBLIGATIONS: Subject to the provisions of Sections 6 and 9 of this Lease and except for (i) the obligations of Tenant set forth in Section 11.1 above, and (ii) the repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or Tenant's Representatives, Landlord agrees, at Landlord's expense, subject to reimbursement pursuant to Section 6 above, to keep in good repair the plumbing and mechanical systems exterior to the Premises, [any rail spur and rail crossing,] the roof, roof membranes, exterior walls of the Building, signage (exclusive of tenant signage), and exterior electrical wiring and equipment, exterior lighting, exterior glass, exterior doors and entrances, exterior window casements, exterior doors and door closers, exterior painting of the Building (exclusive of the Premises), and underground utility and sewer pipes outside the exterior walls of the Building. For purposes of this Section 11.2, the term "exterior" shall mean exterior to, and not serving the Premises. Unless otherwise notified by Landlord, in writing, that Landlord has elected to procure and maintain the following described contract(s), Tenant shall procure and maintain (a) the heating, ventilation and air conditioning systems preventative maintenance and repair contract(s); such contract(s) to be on a bi-monthly or quarterly basis, as reasonably determined by Landlord, and (b) the fire and sprinkler protection services and preventative maintenance and repair contract(s) (including, without limitation, monitoring services); such contract(s) to be on a bi-monthly or quarterly basis, as reasonably determined by Landlord. Landlord reserves the right, but without the obligation to do so, to procure and maintain at commercially competitive rates (i) the heating, ventilation and air conditioning systems preventative maintenance and repair contract(s), and/or (ii) the fire and


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sprinkler protection services and preventative maintenance and repair contract(s) (including, without limitation, monitoring services). If Landlord so elects to procure and maintain any such contract(s), Tenant will reimburse Landlord for the cost thereof in accordance with the provisions of Section 6 above. If Tenant procures and maintains any of such contract(s), Tenant will promptly deliver to Landlord a true and complete copy of (x) each such contract and any and all renewals or extensions thereof, and (y) each service report or other summary received by Tenant pursuant to or in connection with such contract(s). Notwithstanding anything to the contrary contained herein, should Landlord elect to re-paint the exterior of the buildings in the Park, Landlord shall amortize such cost over a minimum of two (2) calendar years for purposes of calculating Tenant's Operating Expenses pursuant to Section 6 herein.

        11.3 LANDLORD'S REPAIRS AND MAINTENANCE OBLIGATIONS: Except for repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or Tenant's Representatives, Landlord agrees, at Landlord's sole cost and expense, to (a) keep in good repair the structural portions of the floors, foundations and exterior perimeter walls of the Building (exclusive of glass and exterior doors), and (b) replace the structural portions of the roof of the Building (excluding the roof membrane) as, and when, Landlord determines such replacement to be necessary in Landlord's sole discretion.

        11.4 TENANT'S FAILURE TO PERFORM REPAIRS AND MAINTENANCE OBLIGATIONS:
Except for normal maintenance and repair of the items described above, Tenant shall have no right of access to or right to install any device on the roof of the Building nor make any penetrations of the roof of the Building without the express prior written consent of Landlord., which consent shall not be withheld or delayed unreasonably. If Tenant refuses or neglects to repair and maintain the Premises and the adjacent areas properly as required herein and to the reasonable satisfaction of Landlord, Landlord may, but without obligation to do so, at any time make such repairs and/or maintenance without Landlord having any liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures or other property, or to Tenant's business by reason thereof, except to the extent any damage is caused by the willful misconduct or gross negligence of Landlord or its authorized agents and representatives. In the event Landlord makes such repairs and/or maintenance, upon completion thereof Tenant shall pay to Landlord, as additional rent, the Landlord's reasonable costs for making such repairs and/or maintenance, plus [twenty (20%)] ten (10%) percent for overhead, upon presentation of a bill therefor, plus any Enforcement Expenses. The obligations of Tenant hereunder shall survive the expiration of the term of this Lease or the earlier termination thereof. Tenant hereby waives any right to repair at the expense of Landlord under any applicable Laws now or hereafter in effect respecting the Premises.


12.     INSURANCE:

        12.1 TYPES OF INSURANCE: Tenant shall maintain in full force and effect at all times during the term of this Lease, at Tenant's sole cost and expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a carrier or carriers acceptable to Landlord and its lender(s) which afford the following coverages: (i) worker's compensation: statutory limits; (ii) employer's liability, as required by law, with a minimum limit of $100,000 per employee and $500,000 per occurrence; (iii) commercial general liability insurance (occurrence form) providing coverage against any and all claims for bodily injury and property damage occurring in, on or about the Premises arising out of Tenant's and Tenant's Representatives' use and/or occupancy of the Premises. Such insurance shall include coverage for blanket contractual liability, fire damage, premises, personal injury, completed operations, products liability, personal and advertising, and a plate-glass rider to provide coverage for all glass in, on or about the Premises including, without limitation, skylights, with deletion of the exclusion for operations within fifty (50) feet of a railroad track (railroad protective liability), if applicable. Such insurance shall have a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence with a Two Million Dollar ($2,000,000) aggregate limit [and excess umbrella insurance in the amount of Two Million Dollars ($2,000,000).] If Tenant has other locations which it owns or leases, the policy shall include an aggregate limit per location endorsement. If necessary, as reasonably determined by Landlord, Tenant shall provide for restoration of the aggregate limit; (iv) comprehensive automobile liability insurance: a combined single limit of not less than $2,000,000 per occurrence and insuring Tenant against liability for claims arising out of the ownership, maintenance, or use of any owned, hired or non-owned automobiles; (v) "all risk" property insurance, including without limitation, sprinkler leakage, boiler and machinery comprehensive form, if applicable, covering damage to or loss of any personal property, trade fixtures, inventory, fixtures and equipment located in, on or about the Premises, and in addition, coverage for flood, earthquake, and business interruption of Tenant, together with, if the property of Tenant's invitees is to be kept in the Premises, warehouser's legal liability or bailee customers insurance for the full replacement cost of the property belonging to invitees and located in the Premises. Such insurance shall be written on a replacement cost basis (without deduction for depreciation) in an amount equal to one hundred percent (100%) of the full replacement value of the aggregate of the items referred to in this subparagraph (v); and (vi) such other insurance as Landlord deems necessary and prudent or as may otherwise be required by any of Landlord's lenders or joint venture partners.

        12.2 INSURANCE POLICIES: Insurance required to be maintained by Tenant shall be written by companies (i) licensed to do business in the State of California, (ii) domiciled in the United States of America, and (iii) having a "General Policyholders Rating" of at least A:X (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "Best's Insurance Reports." Any deductible amounts under any of the insurance policies required hereunder shall not exceed One Thousand Dollars ($1,000). Tenant shall deliver to Landlord certificates of insurance and true and complete copies of any and all endorsements required herein for all insurance required to be maintained by Tenant hereunder at the time of execution of this Lease by Tenant. Tenant shall, at least thirty (30) days prior to expiration of each policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to modification except after thirty
(30) days prior written notice to the parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten (10) days' notice has been given to Landlord). Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms of this Lease under a blanket insurance policy, provided such blanket policy expressly affords coverage for the Premises and for Landlord as required by this Lease.



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        12.3 ADDITIONAL INSUREDS AND COVERAGE: Landlord, any property management company and/or agent of Landlord for the Premises, the Building, the Lot or the Park, any lender(s) of Landlord having a lien against the Premises, the Building, the Lot or the Park, and any joint venture partners of Landlord shall be named as additional insureds under all of the policies required in Section 12.1(iii) above. Additionally, such policies shall provide for severability of interest. All insurance to be maintained by Tenant shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance maintained by Landlord. Any umbrella liability policy or excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Tenant shall not limit Tenant's liability under this Lease. It is the parties' intention that the insurance to be procured and maintained by Tenant as required herein shall provide coverage for any and all damage or injury arising from or related to Tenant's operations of its business and/or Tenant's or Tenant's Representatives' use of the Premises and/or any of the areas within the Park, whether such events occur within the Premises (as described in Exhibit A hereto) or in any other areas of the Park. It is not contemplated or anticipated by the parties that the aforementioned risks of loss be borne by Landlord's insurance carriers, rather it is contemplated and anticipated by Landlord and Tenant that such risks of loss be borne by Tenant's insurance carriers pursuant to the insurance policies procured and maintained by Tenant as required herein.

        12.4 FAILURE OF TENANT TO PURCHASE AND MAINTAIN INSURANCE: In the event Tenant does not purchase the insurance required in this Lease or keep the same in full force and effect throughout the term of this Lease (including any renewals or extensions), Landlord may, but without obligation to do so, purchase the necessary insurance and pay the premiums therefor. If Landlord so elects to purchase such insurance, Tenant shall pay to Landlord, as additional rent, the amount so paid by Landlord promptly upon Landlord's demand therefor. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as additional rent, any and all Enforcement Expenses and damages which Landlord may sustain by reason of Tenant's failure to obtain and maintain such insurance. If Tenant fails to maintain any insurance required in this Lease, Tenant shall be liable for all losses, damages and costs resulting from such failure.


13. WAIVER OF SUBROGATION: Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss of, or damage to, either parties' property to the extent that such loss or damage is insured by an insurance policy required to be in effect at the time of such loss or damage. Each party shall obtain any special endorsements, if required by its insurer whereby the insurer waives its rights of subrogation against the other party. This provision is intended to waive fully, and for the benefit of the parties hereto, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier. The coverage obtained by Tenant pursuant to
Section 12 of this Lease shall include, without limitation, a waiver of subrogation endorsement attached to the certificate of insurance. The provisions of this Section 13 shall not apply in those instances in which such waiver of subrogation would invalidate such insurance coverage or would cause either party's insurance coverage to be voided or otherwise uncollectible.


14. LIMITATION OF LIABILITY AND INDEMNITY: Except for damage resulting from the [sole active] gross negligence or willful misconduct of Landlord or its authorized representatives, Tenant agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and Landlord's lender(s), partners, employees, representatives, legal representatives, successors and assigns (collectively, the "Indemnitees") harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, Tenant's or Tenant's Representatives' use of the Premises, Building and/or the Park, or the conduct of Tenant's business, or from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises, or in any way connected with the Premises or with the improvements or personal property therein, including, but not limited to, any liability for injury to person or property of Tenant, Tenant's Representatives, or third party persons. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

        Except for damage resulting from the [sole active] gross negligence or willful misconduct of Landlord or its authorized representatives, Landlord shall not be liable to Tenant for any loss or damage to Tenant or Tenant's property, for any injury to or loss of Tenant's business or for any damage or injury to any person from any cause whatsoever, including, but not limited to, any acts, errors or omissions by or on behalf of any other tenants or occupants of the Building and/or the Park. Tenant shall not, in any event or circumstance, be permitted to offset or otherwise credit against any payments of Rent required herein for matters for which Landlord may be liable hereunder. Landlord and its authorized representatives shall not be liable for any interference with light or air, or for any latent defect in the Premises or the Building related to any improvements made to the Premises or the Building after the original construction of the Building. To the fullest extent permitted by law, Tenant agrees that neither Landlord nor any of Landlord's lender(s), partners, employees, representatives, legal representatives, successors and assigns shall at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, liability, injury, death or damage to persons or property which at any time may be suffered or sustained by Tenant or by any person(s) whomsoever who may at any time be using, occupying or visiting the Premises, the Building or the Park.


15.     ASSIGNMENT AND SUBLEASING:

        15.1 PROHIBITION: Tenant shall not assign, mortgage, hypothecate, encumber, grant any license or concession, pledge or otherwise transfer this Lease (collectively, "assignment"), in whole or in part, whether voluntarily or involuntarily or by operation of law, nor sublet or permit occupancy by any person other than Tenant of all or any portion of the Premises without first obtaining the prior written consent of Landlord, which consent shall not be [unreasonably] withheld or delayed unreasonably. Tenant hereby agrees that Landlord may withhold its consent to any proposed sublease or assignment if the proposed sublessee or assignee or its business is subject to compliance with additional requirements of the ADA (defined below) beyond those requirements which are applicable to Tenant, unless the proposed sublessee or assignee shall
(a) first deliver plans and specifications for complying with


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such additional requirements and obtain Landlord's written consent thereto, and
(b) comply with all Landlord's conditions for or contained in such consent, including without limitation, requirements for security to assure the lien-free completion of such improvements. If Tenant seeks to sublet or assign all or any portion of the Premises, Tenant shall deliver to Landlord at least [thirty (30)] twenty (20) days prior to the proposed commencement of the sublease or assignment (the "Proposed Effective Date") the following: (i) the name of the proposed assignee or sublessee; (ii) such information as to such assignee's or sublessee's financial responsibility and standing as Landlord may reasonably require; and (iii) the aforementioned plans and specifications, if any. Within ten (10) days after Landlord's receipt of a written request from Tenant that Tenant seeks to sublet or assign all or any portion of the Premises, Landlord shall deliver to Tenant a copy of Landlord's standard form of sublease or assignment agreement (as applicable), which instrument shall be utilized for each proposed sublease or assignment (as applicable), and such instrument shall include a provision whereby the assignee or sublessee assumes all of Tenant's obligations hereunder and agrees to be bound by the terms hereof. As Additional Rent hereunder, Tenant shall pay to Landlord a fee in the amount of five hundred dollars ($500) plus Tenant shall reimburse Landlord for actual legal and other expenses incurred by Landlord in connection with any actual or proposed assignment or subletting. In the event the sublease (1) by itself or taken together with prior sublease(s) covers or totals, as the case may be, more than twenty-five percent (25%) of the rentable square feet of the Premises or (2) is for a term which by itself or taken together with prior or other subleases is greater than fifty percent (50%) of the period remaining in the term of this Lease as of the time of the Proposed Effective Date, then Landlord shall have the right, to be exercised by giving written notice to Tenant, to recapture the space described in the sublease. If such recapture notice is given, it shall serve to terminate this Lease with respect to the proposed sublease space, or, if the proposed sublease space covers all the Premises, it shall serve to terminate the entire term of this Lease, in either case as of the Proposed Effective Date. However, no termination of this Lease with respect to part or all of the Premises shall become effective without the prior written consent, where necessary, of the holder of each deed of trust encumbering the Premises or any part thereof. If this Lease is terminated pursuant to the foregoing with respect to less than the entire Premises, the Rent shall be adjusted on the basis of the proportion of square feet retained by Tenant to the square feet originally demised and this Lease as so amended shall continue thereafter in full force and effect. Each permitted assignee or sublessee shall assume and be deemed to assume this Lease and shall be and remain liable jointly and severally with Tenant for payment of Rent and for the due performance of, and compliance with all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed or complied with, for the term of this Lease. No assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease. Tenant hereby acknowledges and agrees that it understands that Landlord's accounting department may process and accept Rent payments without verifying that such payments are being made by Tenant, a permitted sublessee or a permitted assignee in accordance with the provisions of this Lease. Although such payments may be processed and accepted by such accounting department personnel, any and all actions or omissions by the personnel of Landlord's accounting department shall not be considered as acceptance by Landlord of any proposed assignee or sublessee nor shall such actions or omissions be deemed to be a substitute for the requirement that Tenant obtain Landlord's prior written consent to any such subletting or assignment, and any such actions or omissions by the personnel of Landlord's accounting department shall not be considered as a voluntary relinquishment by Landlord of any of its rights hereunder nor shall any voluntary relinquishment of such rights be inferred therefrom. For purposes hereof, in the event Tenant is a corporation, partnership, joint venture, trust or other entity other than a natural person, any change in the direct or indirect ownership of Tenant (whether pursuant to one or more transfers other than any public trading of the outstanding shares (stock) of Tenant which does not result in a significant change of the management and control of Tenant) which results in a change of more than fifty percent (50%) in the direct or indirect ownership of Tenant shall be deemed to be an assignment within the meaning of this Section 15 and shall be subject to all the provisions hereof. Any and all options, first rights of refusal, tenant improvement allowances and other similar rights granted to Tenant in this Lease, if any, shall not be assignable by Tenant unless expressly authorized in writing by Landlord.

        15.2 EXCESS SUBLEASE RENTAL OR ASSIGNMENT CONSIDERATION: In the event of any sublease or assignment of all or any portion of the Premises where the rent or other consideration provided for in the sublease or assignment either initially or over the term of the sublease or assignment exceeds the Rent or pro rata portion of the Rent, as the case may be, for such space reserved in the Lease, Tenant shall pay the Landlord monthly, as additional rent, at the same time as the monthly installments of Rent are payable hereunder, fifty percent (50%), (after deducting from the total excess Rent Tenant's reasonable and industry-standard costs for such subletting, including, but not limited to, brokerage commissions, advertising fees, and tenant improvements), of the excess of each such payment of rent or other consideration in excess of the Rent called for hereunder.

        15.3 WAIVER: Notwithstanding any assignment or sublease, or any indulgences, waivers or extensions of time granted by Landlord to any assignee or sublessee, or failure by Landlord to take action against any assignee or sublessee, Tenant waives notice of any default of any assignee or sublessee and agrees that Landlord may, at its option, proceed against Tenant without having taken action against or joined such assignee or sublessee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such assignee or sublessee.


16. AD VALOREM TAXES: Prior to delinquency, Tenant shall pay all taxes and assessments levied upon trade fixtures, alterations, additions, improvements, inventories and personal property located and/or installed on or in the Premises by, or on behalf of, Tenant; and if requested by Landlord, Tenant shall promptly deliver to Landlord copies of receipts for payment of all such taxes and assessments. To the extent any such taxes ar not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced by Landlord.


17. SUBORDINATION: Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any bona fide mortgagee or deed of trust beneficiary with a lien on all or any portion of the Premises or any ground lessor with respect to the land of which the Premises are a part, the rights of Tenant under this Lease and this Lease shall be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, the Lot, ground
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or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord or any such ground lessor, mortgagee, or any beneficiary shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination and upon the request of such successor to Landlord, attorn to and become the Tenant of the successor in interest to Landlord, provided such successor in interest will not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in default of the terms and provisions of this Lease. The successor in interest to Landlord following foreclosure, sale or deed in lieu thereof shall not be (a) liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) subject to any offsets or defenses which Tenant might have against any prior lessor; (c) bound by prepayment of more than one
(1) month's Rent; or (d) liable to Tenant for any Security Deposit not actually received by such successor in interest to the extent any portion or all of such Security Deposit has not already been forfeited by, or refunded to, Tenant. Landlord shall be and remain liable to Tenant for all or any portion of the Security Deposit not forfeited by, or refunded to Tenant, until and unless Landlord actually transfers such Security Deposit to the successor in interest. Tenant covenants and agrees to execute (and acknowledge if required by Landlord, any lender or ground lessor) and deliver, within [five (5)] fifteen (15) days of a demand or request by Landlord and in the form reasonably requested by Landlord, ground lessor, mortgagee or beneficiary, any additional reasonable documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Tenant's failure to timely execute and deliver such additional documents shall, at Landlord's option, constitute a material default hereunder. [It is further agreed that Tenant shall be liable to Landlord, and shall indemnify Landlord from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, arising or accruing directly or indirectly, from any failure of Tenant to execute or deliver to Landlord any such additional documents, together with any and all Enforcement Expenses.]


18. RIGHT OF ENTRY: Tenant grants Landlord or its agents the right to enter the Premises at all reasonable times with reasonable prior notice for purposes of inspection, exhibition, posting of notices, repair or alteration. At Landlord's option, Landlord shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises, excluding Tenant's vaults and safes. It is further agreed that Landlord shall have the right to use any and all means Landlord deems reasonably necessary to enter the Premises in an emergency. Landlord shall also have the right to place "for rent" signs on the outside of the Premises provided that such signs are specifically for the Premises and/or "for sale" signs [on the outside of the Premises] in the common area of the Building or Park at any time. Tenant hereby waives any claim from damages or for any injury or inconvenience to or interference with Tenant's business, or any other loss occasioned thereby except for any claim for any of the foregoing arising out of the sole active gross negligence or willful misconduct of Landlord or its authorized representatives.

19. ESTOPPEL CERTIFICATE: Tenant shall execute (and acknowledge if required by any lender or ground lessor) and deliver to Landlord, within not less than [five
(5)] ten (10) calendar days after Landlord provides such to Tenant, a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification), the date to which the Rent and other charges are paid in advance, if any, acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults as are claimed, and such other matters as Landlord may reasonably require. Any such statement may be conclusively relied upon by Landlord and any prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon the Tenant that (a) this Lease is in full force and effect, without modification except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's performance; and (c) not more than one month's Rent has been paid in advance, except in those instances when Tenant pays Rent quarterly in advance pursuant to Section 8 hereof, then not more than three month's Rent has been paid in advance. [Failure by Tenant to so deliver such certified estoppel certificate shall be a default of the provisions of this Lease.] Tenant shall be liable to Landlord, and shall indemnify Landlord from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, arising or accruing directly or indirectly, from any failure of Tenant to execute or deliver to Landlord any such certified estoppel certificate, together with any and all Enforcement Expenses.


20. TENANT'S DEFAULT: The occurrence of any one or more of the following events shall, at Landlord's option, constitute a default and breach of this Lease by
Tenant:

        20.1 The [vacation or] abandonment of the Premises by Tenant for a period of [ten (10)]fourteen (14) consecutive days or the vacation of the Premises by Tenant which would cause any insurance policy to be invalidated or otherwise lapse. Tenant agrees to notice and service of notice as provided for in this Lease and waives any right to any other or further notice or service of notice which Tenant may have under any statute or law now or hereafter in effect;

        20.2 The failure by Tenant to make any payment of Rent, Additional Rent or any other payment required hereunder [on the date said payment is due] within five (5) calendar days of the due date. Tenant agrees to notice and service of notice as provided for in this Lease and waives any right to any other or further notice or service of notice which Tenant may have under any statute or law now or hereafter in effect;

        20.3 [The failure by Tenant to observe, perform or comply with any of the conditions, covenants or provisions of this Lease (except failure to make any payment of Rent and/or Additional Rent) and such failure is not cured within the time period required under the provisions of this Lease. If such failure is susceptible of cure but cannot reasonably be cured within the aforementioned time period (if any), as determined solely by Landlord, Tenant shall promptly commence the cure of such failure and thereafter diligently prosecute such cure to completion within the time period specified by Landlord in any written notice regarding such failure as may be delivered to Tenant by Landlord. In no event or circumstance shall Tenant have more than fifteen (15) days to complete any such cure, unless otherwise expressly agreed to in writing by Landlord (in Landlord's sole discretion);] The failure by Tenant to observe, perform or comply with any of the conditions, covenants or provisions of this Lease (except failure to make any

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payment of Rent and/or Additional Rent) and such failure is not cured within
(i) thirty (30) days of the date on which Landlord delivers written notice of such failure to Tenant for all failures other than with respect to Hazardous Materials, and (ii) ten (10) days of the date on which Landlord delivers written notice of such failure to Tenant for all failures in any way related to Hazardous Materials. However, Tenant shall not be in default of its obligations hereunder if such failure cannot reasonably be cured within such thirty (30) or ten (10) day period, as applicable, and Tenant promptly commences, and thereafter diligently proceeds with same to completion, all actions necessary to cure such failure as soon as is reasonably possible, but in no event shall the completion of such cure be later than forty-five (45) days after the date on which Landlord delivers to Tenant written notice of such failure, unless Landlord, acting reasonably and in good faith, otherwise expressly agrees in writing to a longer period of time based upon the circumstances relating to such failure as well as the nature of the failure and the nature of the actions necessary to cure such failure;

        20.4 The making of a general assignment by Tenant for the benefit of creditors, the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation, or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty (60) days of such filing, the appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold, Tenant's insolvency or inability to pay Tenant's debts or failure generally to pay Tenant's debts when due, any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant's assets, Tenant taking any action toward the dissolution or winding up of Tenant's affairs, the cessation or suspension of Tenant's use of the Premises, or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or this leasehold;

        20.5 Tenant's use or storage of Hazardous Materials in, on or about the Premises, the Building, the Lot and/or the Park other than as expressly permitted by the provisions of Section 29 below; or

        20.6 The making of any material misrepresentation or omission by Tenant in any materials delivered by or on behalf of Tenant to Landlord pursuant to this Lease.; or

        [20.7 A material adverse change in the financial condition of Tenant or an affiliated entity of Tenant which may adversely affect Tenant's ability to perform all or any portion of its obligations under this Lease.]


21.     REMEDIES FOR TENANT'S DEFAULT:

        21.1 LANDLORD'S RIGHTS: In the event of Tenant's default or breach of the Lease, Landlord may terminate Tenant's right to possession of the Premises by any lawful means in which case upon delivery of written notice by Landlord this Lease shall terminate on the date specified by Landlord in such notice and Tenant shall immediately surrender possession of the Premises to Landlord. In addition, the Landlord shall have the immediate right of re-entry whether or not this Lease is terminated, and if this right of re-entry is exercised following abandonment of the Premises by Tenant, Landlord may consider any personal property belonging to Tenant and left on the Premises to also have been abandoned. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 21 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant. If Landlord relets the Premises or any portion thereof, (i) Tenant shall be liable immediately to Landlord for all reasonable costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning, redecorating, and further improving the Premises and other similar costs (collectively, the "Reletting Costs"), and (ii) the rent received by Landlord from such reletting shall be applied to the payment of, first, any indebtedness from Tenant to Landlord other than Base Rent, Operating Expenses, Tax Expenses, Administrative Expenses, Common Area Utility Costs, and Utility Expenses; second, all costs including maintenance, incurred by Landlord in reletting; and, third, Base Rent, Operating Expenses, Tax Expenses, Administrative Expenses, Common Area Utility Costs, Utility Expenses, and all other sums due under this Lease. Any and all of the Reletting Costs shall be fully chargeable to Tenant and shall not be prorated or otherwise amortized in relation to any new lease for the Premises or any portion thereof. After deducting the payments referred to above, any sum remaining from the rental Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. Reletting may be for a period shorter or longer than the remaining term of this Lease. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at the maximum rate permitted by law from the date of such expenditure.

        21.2 DAMAGES RECOVERABLE: If Tenant breaches this Lease and abandons the Premises before the end of the term, or if Tenant's right to possession is terminated by Landlord because of a breach or default of the Lease, then in either such case, Landlord may recover from Tenant all damages suffered by Landlord as a result of Tenant's failure to perform its obligations hereunder, including, but not limited to, the cost of any the unamortized portion of the tenant improvements constructed by or on behalf of Tenant pursuant to Exhibit B hereto, the portion of any broker's or leasing agent's commission incurred with respect to the leasing of the Premises to Tenant for the balance of the term of the Lease remaining after the date on which Tenant is in default of its obligations hereunder, and all Reletting Costs, and the worth at the time of the award (computed in accordance with paragraph (3) of Subdivision (a) of Section 1951.2 of the California Civil Code) of the amount by which the Rent then unpaid hereunder for the balance of the Lease term exceeds the amount of such loss of Rent for the same period which Tenant proves could be reasonably avoided by Landlord and in such case, Landlord prior to the award, may relet the Premises for the purpose of mitigating damages suffered by Landlord because of Tenant's failure to perform its obligations hereunder; provided, however, that even though Tenant has abandoned the Premises following such breach, this Lease shall nevertheless continue in full force and effect for as long as Landlord does not terminate Tenant's right of possession, and until such termination, Landlord shall have the remedy described in

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Section 1951.4 of the California Civil Code (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations) and may enforce all its rights and remedies under this Lease, including the right to recover the Rent from Tenant as it becomes due hereunder. The "worth at the time of the award" within the meaning of Subparagraphs (a)(1) and (a)(2) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the rate of ten percent (10%) per annum. Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder.

        21.3 RIGHTS AND REMEDIES CUMULATIVE: The foregoing rights and remedies of Landlord are not exclusive; they are cumulative in addition to any rights and remedies now or hereafter existing at law, in equity by statute or otherwise, or to any equitable remedies Landlord may have, and to any remedies Landlord may have under bankruptcy laws or laws affecting creditor's rights generally. In addition to all remedies set forth above, if Tenant defaults or otherwise breaches this Lease, any and all Base Rent waived by Landlord under Section 3 above shall be immediately due and payable to Landlord and all options granted to Tenant hereunder shall automatically terminate, unless otherwise expressly agreed to in writing by Landlord.

        21.4 WAIVER OF A DEFAULT: The waiver by Landlord of any default or breach of any provision of this Lease shall not be deemed or construed a waiver of any other breach or default by Tenant hereunder or of any subsequent breach or default of this Lease, except for the default specified in the waiver.


22. HOLDING OVER: If Tenant holds possession of the Premises after the expiration of the term of this Lease with Landlord's consent, Tenant shall become a tenant from month-to-month upon the terms and provisions of this Lease, provided the monthly Base Rent during such hold over period shall be 150% of the Base Rent due on the last month of the Lease term, payable in advance on or before the first day of each month. Acceptance by Landlord of the monthly Base Rent without the additional fifty percent (50%) increase of Base Rent shall not be deemed or construed as a waiver by Landlord of any of its rights to collect the increased amount of the Base Rent as provided herein at any time. Such month-to-month tenancy shall not constitute a renewal or extension for any further term. All options, if any, granted under the terms of this Lease shall be deemed automatically terminated and be of no force or effect during said month-to-month tenancy. Tenant shall continue in possession until such tenancy shall be terminated by either Landlord or Tenant giving written notice of termination to the other party at least thirty (30) days prior to the effective date of termination. This paragraph shall not be construed as Landlord's permission for Tenant to hold over. Acceptance of Base Rent by Landlord following expiration or termination of this Lease shall not constitute a renewal of this Lease.


23. LANDLORD'S DEFAULT: Landlord shall not be deemed in breach or default of this Lease unless Landlord fails within a reasonable time to perform an obligation required to be performed by Landlord hereunder. For purposes of this provision, a reasonable time shall in no event be less than thirty (30) days after receipt by Landlord of written notice specifying the nature of the obligation Landlord has not performed; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days, after receipt of written notice, is reasonably necessary for its performance, then Landlord shall not be in breach or default of this Lease if performance of such obligation is commenced within such thirty (30) day period and thereafter diligently pursued to completion.


24. PARKING: Tenant shall have a license to use the number of undesignated and nonexclusive parking spaces set forth on Page 1. Landlord shall exercise reasonable efforts to insure that such spaces are available to Tenant for its use, but Landlord shall not be required to enforce Tenant's right to use the same.


25. SALE OF PREMISES: In the event of any sale of the Premises by Landlord or the cessation otherwise of Landlord's interest therein, Landlord shall be and is hereby entirely released from any and all of its obligations to perform or further perform under this Lease and from all liability hereunder as of the date of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease including the return, if applicable, of Tenant's Security Deposit. For purposes of this Section 25, the term "Landlord" means only the owner and/or agent of the owner as such parties exist as of the date on which Tenant executes this Lease. A ground lease or similar long term lease by Landlord of the entire Building, of which the Premises are a part, shall be deemed a sale within the meaning of this Section
25. Tenant agrees to attorn to such new owner provided such new owner does not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in default of any of the provisions of this Lease.

26. WAIVER: No delay or omission in the exercise of any right or remedy of Landlord on any default by Tenant shall impair such a right or remedy or be construed as a waiver. The subsequent acceptance of Rent by Landlord after breach by Tenant of any covenant or term of this Lease shall not be deemed a waiver of such breach, other than a waiver of timely payment for the particular Rent payment involved, and shall not prevent Landlord from maintaining an unlawful detainer or other action based on such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or other sum or pursue any other remedy provided in this Lease. No failure, partial exercise or delay on the part of the Landlord in exercising any right, power or privilege hereunder shall operate as a waiver thereof.



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27. CASUALTY DAMAGE: [If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building shall, in Landlord's sole opinion, be required (whether or not the Premises shall have been damaged by such fire or other casualty), Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date of such damage, in which event the Rent shall be abated as of the date of such damage. If Landlord does not elect to terminate this Lease and provided insurance proceeds and any contributions from Tenant, if necessary, are available to fully repair the damage, Landlord shall within ninety (90) days after the date of such damage commence to repair and restore the Building and shall proceed with reasonable diligence to restore the Building (except that Landlord shall not be responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the happening of the casualty; provided, Landlord shall not be required to rebuild, repair, or replace any part of Tenant's furniture, furnishings or fixtures and equipment removable by Tenant or any improvements, alterations or additions installed by or for the benefit of Tenant under the provisions of this Lease. Landlord shall not in any event be required to spend for such work an amount in excess of the insurance proceeds (excluding any deductible) and any contributions from Tenant, if necessary, actually received by Landlord as a result of the fire or other casualty. Landlord shall not be liable for any inconvenience or annoyance to Tenant, injury to the business of Tenant, loss of use of any part of the Premises by the Tenant or loss of Tenant's personal property resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of Rent during the time and to the extent the Premises are unfit for occupancy. If the Premises or any other portion of the Building be damaged by fire or other casualty resulting from the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, the Rent shall not be diminished during the repair of such damage and Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of all or any portion of the Building caused thereby (including, without limitation, any deductible) to the extent such cost and expense is not covered by insurance proceeds. In the event the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty (30) days after the date of notice to Tenant of any such event, whereupon all rights and obligations shall cease and terminate hereunder. Except as otherwise provided in this Section 27, Tenant hereby waives the provisions of Sections 1932(2.), 1933(4.), 1941 and 1942 of the California Civil Code.]

        27.1 CASUALTY. If the Premises or any part thereof (excluding any alterations or improvements installed by or for the benefit of Tenant) shall be damaged or destroyed by fire or other casualty, Tenant shall give immediate written notice thereof to Landlord. Within thirty (30) days after receipt by Landlord of such notice, Landlord shall notify Tenant, in writing, whether the necessary repairs can reasonably be made: (a) within ninety (90) days; (b) in more than ninety (90) days but in less than one hundred eighty (180) days; or
(c) in more than one hundred eighty (180) days, from the date of such notice.

                  27.1.1 MINOR INSURED DAMAGE. If the Premises are damaged only to such extent that repairs, rebuilding and/or restoration can be reasonably completed within ninety (90) days, this Lease shall not terminate and, provided that insurance proceeds are available to fully repair the damage, Landlord shall repair the Premises to substantially the same condition that existed prior to the occurrence of such casualty, except Landlord shall not be required to rebuild, repair, or replace any alterations or improvements installed by or for the benefit of Tenant or any part of Tenant's furniture, furnishings or fixtures and equipment removable by Tenant. The Rent payable hereunder shall be abated proportionately from the date Tenant vacates the Premises only to the extent rental abatement insurance proceeds are received by Landlord and the Premises are unfit for occupancy.

                  27.1.2 INSURED DAMAGE REQUIRING MORE THAN 90 DAYS TO REPAIR. If the Premises are damaged only to such extent that repairs, rebuilding and/or restoration can be reasonably completed in more than ninety (90) days but in less than one hundred eighty (180) days, then Landlord shall have the option of:
(a) terminating the Lease effective upon the occurrence of such damage, in which event the Rent shall be abated from the date of the occurrence of such damage; or (b) electing to repair the Premises to substantially the same condition that existed prior to the occurrence of such casualty, provided insurance proceeds are available to fully repair the damage (except that Landlord shall not be required to rebuild, repair, or replace any alterations or improvements installed by or for the benefit of Tenant or any part of Tenant's furniture, furnishings or fixtures and equipment removable by Tenant). The Rent payable hereunder shall be abated proportionately from the date of the occurrence of such damage only to the extent rental abatement insurance proceeds are received by Landlord and the Premises are unfit for occupancy. If Landlord should fail to substantially complete such repairs within one hundred eighty (180) days after the date on which Landlord is notified by Tenant of the occurrence of such casualty (such 180-day period to be extended for delays caused by Tenant or any force majeure events), Tenant may within twenty (20) days after expiration of such one hundred eighty (180) day period (as same may be extended), terminate this Lease by delivering written notice to Landlord as Tenant's exclusive remedy, whereupon all rights of Tenant hereunder shall cease and terminate twenty (20) days after Landlord's receipt of such notice.

                  27.1.3 MAJOR INSURED DAMAGE. If the Premises are damaged to such extent that repairs, rebuilding and/or restoration cannot be reasonably completed within one hundred eighty (180) days, then either Landlord or Tenant may terminate this Lease by giving written notice within twenty (20) days after notice from Landlord regarding the time period of repair. If either party notifies the other of its intention to so terminate the Lease, then this Lease shall terminate and the Rent shall be abated from the date Tenant vacates the Premises. If neither party elects to terminate this Lease, Landlord shall promptly commence and diligently prosecute to completion the repairs to the Premises, provided insurance proceeds are available to fully repair the damage (except that Landlord shall not be required to rebuild, repair, or replace any alterations or improvements installed by or for the benefit of Tenant or any part of Tenant's furniture, furnishings or fixtures and equipment removable by Tenant). During the time when Landlord is prosecuting such repairs to completion, the Rent payable hereunder shall be abated proportionately from the date of the occurrence of such damage to the Premises only to the extent rental abatement insurance proceeds are received by Landlord and only during the time period that the Premises are unfit for occupancy.

                  27.1.4 DAMAGE NEAR END OF TERM. Notwithstanding anything to the contrary contained in this Lease except for the provisions of Section 27.2 below, if the Premises are damaged or destroyed during the last year of then applicable term of this Lease, Landlord may, at its option, cancel and terminate this Lease by giving written notice to Tenant of its election to do so within

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thirty (30) days after receipt by Landlord of notice from Tenant of the occurrence of such casualty. If Landlord so elects to terminate this Lease, all rights of Tenant hereunder shall cease and terminate ten (10) days after Tenant's receipt of such notice.

        27.2 TENANT'S OR TENANT'S REPRESENTATIVE'S FAULT. If any portion of the Premises is damaged or destroyed due to the fault, negligence (active or passive) or breach of this Lease by Tenant or any of Tenant's Representatives, Rent shall not be diminished during the repair of such damage and Tenant shall be liable to Landlord for the cost of the repair caused thereby to the extent such cost is not covered by insurance proceeds.

        27.3 UNINSURED CASUALTY. Tenant shall be responsible for and shall pay to Landlord, as Additional Rent, any deductibles amount under the property insurance for the Premises and/or the Building. If any portion of the Premises is damaged and is not fully covered by insurance proceeds received by Landlord (and Tenant elects not to pay any such difference) or if the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to the other party within thirty (30) days after the date of notice to Tenant of any such event, whereupon all rights and obligations shall cease and terminate hereunder, except for those obligations expressly provided for in this Lease to survive such termination of the Lease.

        27.4 TENANT'S WAIVER. Landlord shall not be liable for any inconvenience or annoyance to Tenant, injury to the business of Tenant, loss of use of any part of the Premises by Tenant or loss of Tenant's personal property, resulting in any way from such damage, destruction or the repair thereof, except that, Landlord shall allow Tenant a fair diminution of Rent during the time and to the extent the Premises are unfit for occupancy as specifically provided above in this Section 27. With respect to any damage or destruction which Landlord is obligated to repair or may elect to repair, Tenant hereby waives all rights to terminate this Lease or offset any amounts against Rent pursuant to rights accorded Tenant by any law currently existing or hereafter enacted, including but not limited to, all rights pursuant to the provisions of Sections 1932(2.), 1933(4.), 1941 and 1942 of the California Civil Code, as the same may be amended or supplemented from time to time. Notwithstanding anything to the contrary contained herein, if the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty (30) days after the date of notice to Tenant of any such event, whereupon all rights and obligations shall cease and terminate hereunder, except for those obligations expressly provided for in this Lease to survive such termination of the Lease.

28. CONDEMNATION: If twenty-five percent (25%) or more of the Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation for any public or quasi-public use or purpose ("Condemned"), or if less than twenty five (25%) percent of the Premises is Condemned and such condemnation materially and substantially prevents Tenant from conducting its normal business operations within the Premises, the then Tenant or Landlord may terminate this Lease as of the date when physical possession of the Premises is taken and title vests in such condemning authority, and Rent shall be adjusted to the date of termination. Tenant shall not because of such condemnation assert any claim against Landlord or the condemning authority for any compensation because of such condemnation, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate of interest or other interest of Tenant., including without limitation, compensation for the diminution in value of the leasehold created hereunder; provided however, the foregoing provisions shall not preclude Tenant at Tenants sole cost and expense, from obtaining any separate award to Tenant for use of or damage to Tenant's trade fixtures and removable personal property or for damages for cessation or interruption of Tenant's business, provided that such award is separate from Landlord's award and provided further such separate award does not diminish nor impair the award otherwise payable to Landlord. If a substantial portion of the Premises, Building or the Lot is so Condemned, Landlord at its option may terminate this Lease. If Landlord does not elect to terminate this Lease, Landlord shall, if necessary, promptly proceed to restore the Premises or the Building to substantially its same condition prior to such partial condemnation, allowing for the reasonable effects of such partial condemnation, and a proportionate allowance shall be made to Tenant, as [solely] reasonably determined by Landlord, for the Rent corresponding to the time during which, and to the part of the Premises of which, Tenant is deprived on account of such partial condemnation and restoration. Landlord shall not be required to spend funds for restoration in excess of the amount received by Landlord as compensation awarded.


29.     ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS:

        29.1 HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE: Prior to executing this Lease, Tenant has completed, executed and delivered to Landlord the Tenant's initial Hazardous Materials Disclosure Certificate (the "Initial HazMat Certificate"), a copy of which is attached hereto as Exhibit G E and incorporated herein by this reference. Tenant covenants, represents and warrants to Landlord that, to the best of Tenant's knowledge after due inquiry, the information on the Initial HazMat Certificate is true and correct and accurately describes the use(s) of Hazardous Materials which will be made and/or used on the Premises by Tenant. Tenant shall commencing with the date which is one year from the Commencement Date and continuing every year thereafter, complete, execute, and deliver to Landlord, a Hazardous Materials Disclosure Certificate (the "HazMat Certificate") describing Tenant's present use of Hazardous Materials on the Premises, and any other reasonably necessary documents as requested by Landlord. The HazMat Certificate required hereunder shall be in substantially the form as that which is attached hereto as Exhibit E. Landlord hereby acknowledges and agrees that as of the date on which both parties execute and deliver this Lease, Landlord has approved the Initial HazMat Certificate; however, any such approval by Landlord shall not be construed to relieve Tenant from its obligations and/or any liabilities under this Section 29.

        29.2 DEFINITION OF HAZARDOUS MATERIALS: As used in this Lease, the term Hazardous Materials shall mean and include (a) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or become regulated by any Environmental Laws; (b) petroleum, petroleum by products, gasoline, diesel fuel, crude oil or any fraction thereof; (c) asbestos and asbestos containing material, in any form, whether friable or non-friable;
(d) polychlorinated biphenyls; (e) radioactive materials; (f) lead and lead-containing materials, and carcinogens; (g) any other material, waste or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become
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by any Environmental Law (defined below); or (h) any materials which cause or threatens to cause a nuisance upon or waste to any portion of the Premises, the Building, the Lot, the Park or any surrounding property; or poses or threatens to pose a hazard to the health and safety of persons on the Premises or any surrounding property.

        29.3 PROHIBITION; ENVIRONMENTAL LAWS: Except for those Hazardous Materials of the type and in the quantities specified in the Hazardous Materials List attached hereto as Exhibit H and made a part hereof, Tenant shall not be entitled to use nor store any Hazardous Materials on, in, or about the Premises, the Building, the Lot and the Park, or any portion of the foregoing, without, in each instance, obtaining Landlord's prior written consent thereto, which consent may be given or withheld in Landlord's sole discretion. Tenant hereby covenants, represents and warrants that any cylinders of Hazardous Materials stored in, on, at or about the Premises and/or distributed from the Premises shall be sealed in leak-proof cylinders using the best available technology. If Landlord consents to any such usage or storage, then Tenant shall be permitted to use and/or store only those Hazardous Materials that are necessary for Tenant's business and to the extent set forth in Exhibit H hereto and disclosed in the HazMat Certificate and as expressly approved by Landlord in writing, provided that such usage and storage is only to the extent of the type and quantities of Hazardous Materials as specified in Exhibit H hereto or the then applicable HazMat Certificate as expressly approved by Landlord and provided further that such usage and storage is in full compliance with any and all local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts' decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant or all or any portion of the Premises (collectively, the "Environmental Laws"). Tenant agrees that any changes to the type and/or quantities of Hazardous Materials specified in Exhibit H hereto [the most recent HazMat Certificate] may be implemented only with the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not be entitled nor permitted to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord's sole discretion. Landlord shall have the right at all times during the term of this Lease to (i) inspect the Premises,
(ii) conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this Section 29, and (iii) request lists of all Hazardous Materials used, stored or otherwise located on, under or about the Premises, the Common Areas and/or the parking lots (to the extent the Common Areas and/or the parking lots are not considered part of the Premises). The cost of all such inspections, tests and investigations shall be borne solely by Tenant, if Landlord reasonably believes they are necessary. The aforementioned rights granted herein to Landlord and its representatives shall not create (a) a duty on Landlord's part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant and Tenant's Representatives with respect to Hazardous Materials, including without limitation, Tenant's operation, use and any remediation related thereto, or (b) liability on the part of Landlord and its representatives for Tenant's use, storage, disposal or remediation of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith. Notwithstanding anything to the contrary contained herein, Tenant and Tenant's Representatives shall not conduct any gas filling operations in, on, at or about the Premises nor store any gas cylinders in, on, at or about the Premises which are used in filling operations as part of Tenant's manufacturing process or operations at any of Tenant's locations other than the Premises. In addition to the foregoing Tenant and Tenant's Representatives shall limit the types and amounts of Hazardous Materials to be stored at the Premises to the types and quantities as specified in Exhibit H hereto.

        29.4 TENANT'S ENVIRONMENTAL OBLIGATIONS: Tenant shall give to Landlord immediate verbal and follow-up written notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials on, under or about the Premises, or in any Common Areas or parking lots (to the extent such areas are not considered part of the Premises). Tenant, at its sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate (including, without limitation, preparation of any feasibility studies or reports and the performance of any and all closures) any spill, release, discharge, disposal, emission, migration or transportation of Hazardous Materials arising from or related to the intentional or negligent acts or omissions of Tenant or Tenant's Representatives such that the affected portions of the Park and any adjacent property are returned to the condition existing prior to the appearance of such Hazardous Materials. Any such investigation, clean up, removal, restoration and other remediation shall only be performed after Tenant has obtained Landlord's prior written consent, which consent shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on the Premises, the Building, the Lot or the Park, or any portion of any of the foregoing. Notwithstanding the foregoing, Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord's prior written consent. Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures as required by any Environmental Laws or any agencies or other governmental authorities having jurisdiction thereof. If Tenant fails to so promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate, Landlord may, but without obligation to do so, take any and all steps necessary to rectify the same and Tenant shall promptly reimburse Landlord, upon demand, for all costs and expenses to Landlord of performing investigation, clean up, removal, restoration, closure and remediation work. All such work undertaken by Tenant, as required herein, shall be performed in such a manner so as to enable Landlord to make full economic use of the Premises, the Building, the Lot and the Park after the satisfactory completion of such work. Notwithstanding anything to the contrary contained herein and in addition to Tenant's obligations under this Section 29.4 any Hazardous Materials to be stored at the Premises by Tenant and/or Tenant's Representatives shall be stored in containers and handled in the manner specified in the Hazardous Material Management Plan for Tenant's operation at the building located at 49050 Milmont Drive, Fremont, California, dated 21 July 1994 (the "HMMP") and in strict accordance with all Environmental Laws. In addition to any other rights and remedies available to Landlord under the provisions of this Lease, Landlord shall have the right to immediately terminate this Lease if Hazardous Materials are stored and/or used in, on, at or about the Premises in quantities, or are of a type, other than as specified in Exhibit H hereto, or any Hazardous Materials are handled in any manner which is different from those procedures specified in the HMMP. In addition to any other requirements imposed upon Tenant and Tenant's Representatives under this Section 29 or in any other provision of this Lease Tenant shall give immediate written notice to Landlord of: (a) any enforcement, remediation, or other regulatory action or order, taken or threatened, by and agency regarding, or in connection with, the presence, release or threat of release of any Hazardous Materials in, on, under, about or from the Premises, or otherwise resulting from Tenant's or Tenant's Representatives' use of the Premises; (b) all demands or claims made or threatened by any third party against Tenant or any of Tenant's Representatives and relating to liability, loss, damage, or injury resulting from the presence, release or threat of release of any Hazardous Materials in, on, under, about or from any portion of the Premises, or otherwise arising,

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in any manner whatsoever, from Tenant's or Tenant's Representatives' use of the
Premises; (c) any spill, release, or discharge of Hazardous Materials in, on, under, about or from the Premises, including without limitation, any such spill, release, or discharge required to be reported to any agency under any Environmental Law; and (d) all incidents or matters where Tenant or any of Tenant's Representatives is required to give notice to any agency pursuant to any Environmental Laws. Tenant shall post and maintain such notices in, at and about the Premises as required by any Environmental Laws, including without limitation, any notices required under Proposition 65. Tenant shall promptly provide to Landlord true and complete copies of all materials, reports, technical data, notices, and correspondence relating to the above incidents or any other matters subject to Landlord notification or notification to other tenants in the Building or to the general public. Tenant shall also promptly provide to Landlord true and complete copies, revisions, and/or modifications of all permits, approvals, and registrations Tenant receives or submits with respect to its operations on the Premises, including without limitation, any revisions or modification to its HMMP. Tenant hereby covenants, represents and warrants that it shall promptly prepare and deliver to Landlord a HMMP with respect to the Premises.

        29.5 ENVIRONMENTAL INDEMNITY: In addition to Tenant's obligations as set forth hereinabove, Tenant and Tenant's officers and directors agree to, and shall, protect, indemnify, defend (with counsel acceptable to Landlord) and hold Landlord and Landlord's lenders, partners, property management company (if other than Landlord), agents, directors, officers, employees, representatives, contractors, shareholders, successors and assigns and each of their respective partners, directors, employees, representatives, agents, contractors, shareholders, successors and assigns harmless from and against any and all claims, judgments, damages, penalties, fines, liabilities, losses (including, without limitation, diminution in value of the Premises, the Building, the Lot, the Park, or any portion of any of the foregoing, damages for the loss of or restriction on the use of rentable or usable space, and from any adverse impact of Landlord's marketing of any space within the Building and/or Park), suits, administrative proceedings and costs (including, but not limited to, attorneys' and consultant fees and court costs) arising at any time during or after the term of this Lease in connection with or related to, directly or indirectly, the use, presence, transportation, storage, disposal, migration, removal, spill, release or discharge of Hazardous Materials on, in or about the Premises, or in any Common Areas or parking lots (to the extent such areas are not considered part of the Premises) as a result (directly or indirectly) of the intentional or negligent acts or omissions of Tenant or Tenant's Representatives. Neither the written consent of Landlord to the presence, use or storage of Hazardous Materials in, on, under or about any portion of the Premises, the Building, the Lot and the Park, nor the strict compliance by Tenant with all Environmental Laws shall excuse Tenant and Tenant's officers and directors from its obligations of indemnification pursuant hereto. To the extent Landlord is strictly liable under any Environmental Laws, Tenant's obligations to Landlord under this Section 29 and the indemnity contained herein shall likewise be without regard to fault on Tenant's part with respect to the violation of any Environmental Law which results in liability to any of the aforementioned indemnitees.

        29.6 SURVIVAL: Tenant's obligations and liabilities pursuant to the provisions of this Section 29 shall survive the expiration or earlier termination of this Lease. If it is determined by Landlord that the condition of all or any portion of the Premises, the Building, the Lot and/or the Park is not in compliance with the provisions of this Lease with respect to Hazardous Materials, including without limitation all Environmental Laws at the expiration or earlier termination of this Lease, then at Landlord's sole option, Landlord may require Tenant to hold over possession of the Premises until Tenant can surrender the Premises to Landlord in the condition in which the Premises existed as of the Commencement Date and prior to the appearance of such Hazardous Materials except for reasonable wear and tear, including without limitation, the conduct or performance of any closures as required by any Environmental Laws. The burden of proof hereunder shall be upon Tenant. For purposes hereof, the term "reasonable wear and tear" shall not include any deterioration in the condition or diminution of the value of any portion of the Premises, the Building, the Lot and/or the Park in any manner whatsoever related to directly, or indirectly, Hazardous Materials. Any such holdover by Tenant will be with Landlord's consent, will not be terminable by Tenant in any event or circumstance and will otherwise be subject to the provisions of Section 22 of this Lease.


30. FINANCIAL STATEMENTS: Tenant, for the reliance of Landlord, any lender holding or anticipated to acquire a lien upon the Premises, the Building or the Park or any portion thereof, or any prospective purchaser of the Building or the Park or any portion thereof, within ten (10) days after Landlord's request therefor, but not more often than once annually so long as Tenant is not in default of this Lease, shall deliver to Landlord the then current audited financial statements of Tenant (including interim periods following the end of the last fiscal year for which annual statements are available) which statements shall be prepared or compiled by a certified public accountant and shall present fairly the financial condition of Tenant at such dates and the result of its operations and changes in its financial positions for the periods ended on such dates. If an audited financial statement has not been prepared, Tenant shall provide Landlord with an unaudited financial statement and/or such other information, the type and form of which are acceptable to Landlord in Landlord's reasonable discretion, which reflects the financial condition of Tenant. If Landlord so requests, Tenant shall deliver to Landlord [an opinion of a certified public accountant, including] a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied. Any and all options granted to Tenant hereunder shall be subject to and conditioned upon Landlord's reasonable approval of Tenant's financial condition at the time of Tenant's exercise of any such option.


31.     GENERAL PROVISIONS:

        31.1 TIME. Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

        31.2 SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

        31.3 RECORDATION. Tenant shall not record this Lease or a short form memorandum hereof without the prior written consent of the Landlord.



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        31.4 LANDLORD'S PERSONAL LIABILITY. The liability of Landlord (which, for purposes of this Lease, shall include Landlord and the owner of the Building if other than Landlord) to Tenant for any default by Landlord under the terms of this Lease shall be limited to the actual interest of Landlord and its present or future partners in the Premises or the Building and Tenant agrees to look solely to the Premises for satisfaction of any liability and shall not look to other assets of Landlord nor seek any recourse against the assets of the individual partners, directors, officers, shareholders, agents or employees of Landlord; it being intended that Landlord and the individual partners, directors, officers, shareholders, agents or employees of Landlord shall not be personally liable in any manner whatsoever for any judgment or deficiency. The liability of Landlord under this Lease is limited to its actual period of ownership of title to the Building, and Landlord shall be automatically released from further performance under this Lease and from all further liabilities and expenses hereunder upon transfer of Landlord's interest in the Premises or the Building.

        31.5 SEPARABILITY. Any provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provision shall remain in full force and effect.

        31.6 CHOICE OF LAW. This Lease shall be governed by the laws of the State of California.

        31.7 ATTORNEYS' FEES. In the event any dispute between the parties result in litigation or other proceeding, the prevailing party shall be reimbursed by the party not prevailing for all reasonable costs and expenses, including, without limitation, reasonable attorneys' and experts' fees and costs incurred by the prevailing party in connection with such litigation or other proceeding and any appeal thereof. Such costs, expenses and fees shall be included in and made a part of the judgment recovered by the prevailing party, if any.

        31.8 ENTIRE AGREEMENT. This Lease supersedes any prior agreements, representations, negotiations or correspondence between the parties, and contains the entire agreement of the parties on matters covered. No other agreement, statement or promise made by any party that is not in writing and signed by all parties to this Lease shall be binding.

        31.9 WARRANTY OF AUTHORITY. On the date that Tenant executes this Lease, Tenant shall deliver to Landlord an original certificate of status for Tenant issued by the California Secretary of State or statement of partnership for Tenant recorded in the county in which the Premises are located, as applicable, and such other documents as Landlord may reasonably request with regard to the lawful existence of Tenant. Each person executing this Lease on behalf of a party represents and warrants that (1) such person is duly and validly authorized to do so on behalf of the entity it purports to so bind, and (2) if such party is a partnership, corporation or trustee, that such partnership, corporation or trustee has full right and authority to enter into this Lease and perform all of its obligations hereunder. [In addition to any other remedies available to Landlord under this Lease, if there is any breach of the foregoing warranty, the person(s) executing this Lease on behalf of Tenant shall be personally liable for all of Tenant's obligations under this Lease, including, but not limited to, the payment by such person(s) to Landlord of any and all losses, liabilities, costs, expenses and damages incurred by Landlord hereunder.]

        31.10 NOTICES. Any and all notices and demands required or permitted to be given hereunder to Landlord shall be in writing and shall be sent: (a) by United States mail, certified and postage prepaid; or (b) by personal delivery; or (c) by overnight courier, addressed to Landlord at 101 Lincoln Centre Drive, Fourth Floor, Foster City, California 94404-1167. Any and all notices and demands required or permitted to be given hereunder to Tenant shall be in writing and shall be sent: (i) by United States mail, certified and postage prepaid; or (ii) by personal delivery to any employee or agent of Tenant over the age of eighteen (18) years of age provided that, in this instance, a copy is also sent to Tenant by United States mail certified and postage prepaid or by overnight courier; or (iii) by overnight courier, all of which shall be addressed to Tenant at the Premises; or (iv) by facsimile at the facsimile number at the Premises, if any, as provided by Tenant on Page 1 of this Lease or otherwise provided to Landlord. Notice and/or demand shall be deemed given upon the earlier of actual receipt or the third day following deposit in the United States mail. Notice and/or demand by facsimile shall be complete upon transmission over the telephone line. Any notice or requirement of service required by any statute or law now or hereafter in effect, including, but not limited to, California Code of Civil Procedure Sections 1161, 1161.1, and 1162, is hereby waived by Tenant.

        31.11 JOINT AND SEVERAL. If Tenant consists of more than one person or entity, the obligations of all such persons or entities shall be joint and several.

        31.12 COVENANTS AND CONDITIONS. Each provision to be performed by Tenant hereunder shall be deemed to be both a covenant and a condition.

        31.13 WAIVER OF JURY TRIAL. The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way related to this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, the Building or the Park, and/or any claim of injury, loss or damage.

        31.14 COUNTERCLAIMS. In the event Landlord commences any proceedings for nonpayment of Rent, Additional Rent, or any other sums or amounts due hereunder, Tenant shall not interpose any counterclaim of whatever nature or description in any such proceedings, provided, however, nothing contained herein shall be deemed or construed as a waiver of the Tenant's right to assert such claims in any separate action brought by Tenant or the right to offset the amount of any final judgment owed by Landlord to Tenant.

        31.15 UNDERLINING. The use of underlining within the Lease is for Landlord's reference purposes only and no other meaning or emphasis is intended by this use, nor should any be inferred.



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32. SIGNS: All signs and graphics of every kind visible in or from public view or corridors or the exterior of the Premises shall be subject to Landlord's prior written approval, which approval shall not be withheld or delayed unreasonably, and shall be subject to any applicable governmental laws, ordinances, and regulations and in compliance with Landlord's Sign Criteria as set forth in Exhibit G hereto and made a part hereof. Tenant shall remove all such signs and graphics prior to the termination of this Lease. Such installations and removals shall be made in a manner as to avoid damage or defacement of the Premises; and Tenant shall repair any damage or defacement, including without limitation, discoloration caused by such installation or removal. Landlord shall have the right, at its option, to deduct from the Security Deposit such sums as are reasonably necessary to remove such signs, including, but not limited to, the costs and expenses associated with any repairs necessitated by such removal. Notwithstanding the foregoing, in no event shall any: (a) neon, flashing or moving sign(s) or (b) sign(s) which shall interfere with the visibility of any sign, awning, canopy, advertising matter, or decoration of any kind of any other business or occupant of the Building or the Park be permitted hereunder. Tenant further agrees to maintain any such sign, awning, canopy, advertising matter, lettering, decoration or other thing as may be approved in good condition and repair at all times.


33. MORTGAGEE PROTECTION: Upon any breach or default on the part of Landlord, Tenant will give written notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises who has provided Tenant with notice of their interest together with an address for receiving notice, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default (which, in no event shall be less than ninety
(90) days), including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure. If such breach or default cannot be cured within such time period, then such additional time as may be necessary will be given to such beneficiary or mortgagee to effect such cure so long as such beneficiary or mortgagee has commenced the cure within the original time period and thereafter diligently pursues such cure to completion, in which event this Lease shall not be terminated while such cure is being diligently pursued. Tenant agrees that each lender to whom this Lease has been assigned by Landlord is an express third party beneficiary hereof. Tenant shall not make any prepayment of Rent more than one (1) month in advance without the prior written consent of each such lender, except if Tenant is required to make quarterly payments of Rent in advance pursuant to the provisions of Section 8 above. Tenant waives the collection of any deposit from such lender(s) or any purchaser at a foreclosure sale of such lender(s)' deed of trust unless the lender(s) or such purchaser shall have actually received and not refunded the deposit; provided, however, the foregoing shall not relieve Landlord from its obligations hereunder or under the law with respect to any such deposit. Tenant agrees to make all payments under this Lease to the lender with the most senior encumbrance upon receiving a direction, in writing, to pay said amounts to such lender. Tenant shall comply with such written direction to pay without determining whether an event of default exists under such lender's loan to Landlord.


34. QUITCLAIM: Upon any termination of this Lease, Tenant shall, at Landlord's request, execute, have acknowledged and deliver to Landlord a quitclaim deed of Tenant's interest in and to the Premises. If Tenant fails to so deliver to Landlord such a quitclaim deed, Tenant hereby agrees that Landlord shall have the full authority and right to record such a quitclaim deed signed only by Landlord and such quitclaim deed shall be deemed conclusive and binding upon Tenant.


35. MODIFICATIONS FOR LENDER: Intentionally omitted. [If, in connection with obtaining financing for the Premises or any portion thereof, Landlord's lender shall request reasonable modification(s) to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially adversely affect Tenant's rights hereunder or the use, occupancy or quiet enjoyment of Tenant hereunder.]


36. WARRANTIES OF TENANT: Tenant hereby warrants and represents to Landlord, for the express benefit of Landlord, that Tenant has undertaken a complete and independent evaluation of the risks inherent in the execution of this Lease and the operation of the Premises for the use permitted hereby, and that, based upon said independent evaluation, Tenant has elected to enter into this Lease and hereby assumes all risks with respect thereto. Tenant hereby further warrants and represents to Landlord, for the express benefit of Landlord, that in entering into this Lease, Tenant has not relied upon any statement, fact, promise or representation (whether express or implied, written or oral) not specifically set forth herein in writing and that any statement, fact, promise or representation (whether express or implied, written or oral) made at any time to Tenant, which is not expressly incorporated herein in writing, is hereby waived by Tenant.


37. COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT: Landlord and Tenant hereby agree and acknowledge that the Premises, the Building and/or the Park may be subject to the requirements of the Americans with Disabilities Act, a federal law codified at 42 U.S.C. 12101 et seq, including, but not limited to Title III thereof, all regulations and guidelines related thereto, together with any and all laws, rules, regulations, ordinances, codes and statutes now or hereafter enacted by local or state agencies having jurisdiction thereof, including all requirements of Title 24 of the State of California, as the same may be in effect on the date of this Lease and may be hereafter modified, amended or supplemented (collectively, the "ADA"). Any Tenant Improvements to be constructed hereunder shall be in compliance with the requirements of the ADA, and subject to the provisions of the succeeding sentence all costs incurred for purposes of compliance therewith shall be a part of and included in the costs of the Tenant Improvements. Notwithstanding the foregoing, any costs incurred for purposes of compliance with the ADA with respect to any work performed or necessary to be performed to (i) the interior of the Premises or the exterior doors used to access the Premises shall be considered part of the work associated with the Tenant Improvements and included in the costs of the Tenant Improvements, and (ii) the Common Areas, including any ramps to the Building and handicapped signage for parking spaces, in conjunction with the performance of the work associated with the Tenant Improvements shall not be included as part of the costs of the Tenant Improvements and Landlord shall pay for any such costs. Tenant shall be solely responsible for conducting its own independent investigation of this matter and for ensuring that the design of all Tenant Improvements strictly comply with all requirements of the ADA. Subject to reimbursement pursuant to Section 6 of the Lease, if any barrier removal work or other work is required to the Building, the

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
Common Area or the Park under the ADA, then such work shall be the responsibility of Landlord; provided, if such work is required under the ADA as a result of Tenant's use of the Premises or any work or alteration made to the Premises by or on behalf of Tenant, then such work shall be performed by Landlord at the sole cost and expense of Tenant. Except as otherwise expressly provided in this provision, Tenant shall be responsible at its sole cost and expense for fully and faithfully complying with all applicable requirements of the ADA, including without limitation, not discriminating against any disabled persons in the operation of Tenant's business in or about the Premises, and offering or otherwise providing auxiliary aids and services as, and when, required by the ADA. Within ten (10) days after receipt, Landlord and Tenant shall advise the other party in writing, and provide the other with copies of (as applicable), any notices alleging violation of the ADA relating to any portion of the Premises or the Building; any claims made or threatened in writing regarding noncompliance with the ADA and relating to any portion of the Premises or the Building; or any governmental or regulatory actions or investigations instituted or threatened regarding noncompliance with the ADA and relating to any portion of the Premises or the Building. Tenant shall and hereby agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and Landlord's lender(s), partners, employees, representatives, legal representatives, successors and assigns (collectively, the "Indemnitees") harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, penalties, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, Tenant's or Tenant's Representatives' violation or alleged violation of the ADA. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.


38. BROKERAGE COMMISSION: Landlord and Tenant each represents and warrants for the benefit of the other that it has had no dealings with any real estate broker, agent or finder in connection with the Premises and/or the negotiation of this Lease, except for the Broker(s) (as set forth on Page 1), and that it knows of no other real estate broker, agent or finder who is or might be entitled to a real estate brokerage commission or finder's fee in connection with this Lease or otherwise based upon contacts between the claimant and Tenant. Each party shall indemnify and hold harmless the other from and against any and all liabilities or expenses arising out of claims made for a fee or commission by any real estate broker, agent or finder in connection with the Premises and this Lease other than Broker(s), if any, resulting from the actions of the indemnifying party. Any real estate brokerage commission or finder's fee payable to the Broker(s) in connection with this Lease shall only be payable and applicable to the extent of the initial term of the Lease and to the extent of the Premises as same exist as of the date on which Tenant executes this Lease. Unless expressly agreed to in writing by Landlord and Broker(s), no real estate brokerage commission or finder's fee shall be owed to, or otherwise payable to, the Broker(s) for any renewals or other extensions of the initial term of this Lease or for any additional space leased by Tenant other than the Premises as same exist as of the date on which Tenant executes this Lease.


39. QUIET ENJOYMENT: Landlord covenants with Tenant, upon the paying of Rent and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept and during the periods that Tenant is not otherwise in default of any of the terms or provisions of this Lease, and subject to the rights of any of Landlord's lenders, (i) that Tenant shall and may peaceably and quietly hold, occupy and enjoy the Premises and the Common Areas during the term of this Lease, and (ii) neither Landlord, nor any successor or assign of Landlord, shall disturb Tenant's occupancy or enjoyment of the Premises and the Common Areas.


40. LANDLORD'S ABILITY TO PERFORM TENANT'S UNPERFORMED OBLIGATIONS:
Notwithstanding anything to the contrary contained in this Lease, if Tenant shall fail to perform any of the terms, provisions, covenants or conditions to be performed or complied with by Tenant pursuant to this Lease, and/or if the failure of Tenant relates to a matter which in Landlord's judgment reasonably exercised is of an emergency nature and such failure shall remain uncured for a period of time commensurate with such emergency, then Landlord may, at Landlord's option without any obligation to do so, and in its sole discretion as to the necessity therefor, perform any such term, provision, covenant, or condition, or make any such payment and Landlord by reason of so doing shall not be liable or responsible for any loss or damage thereby sustained by Tenant or anyone holding under or through Tenant. If Landlord so performs any of Tenant's obligations hereunder, the full amount of the cost and expense entailed or the payment so made or the amount of the loss so sustained shall immediately be owning by Tenant to Landlord, and Tenant shall promptly pay to Landlord upon demand, as Additional Rent, the full amount thereof with interest thereon from the date of payment at the greater of (i) ten percent (10%) per annum, or (ii) the highest rate permitted by applicable law and Enforcement Expenses.


41. TENANT'S COVENANT OF NON-DISCRIMINATION: The Tenant herein covenants by and for itself, its heirs, executors, administrators, and assigns, and all persons claiming under or through it, and this Lease is made and accepted upon and subject to the following conditions: that there shall be no discrimination against or segregation of any person or group of persons, on account of race, color, creed, religion, sex, martial status, national origin, or ancestry, in the leasing, subleasing, transferring, use, occupancy, tenure or enjoyment of the Premises herein leased, nor shall the Tenant itself, or any person claiming under or through it establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use, or occupancy of tenants, sublessees, subtenants, or vendees in the Premises herein leased.

        IN WITNESS WHEREOF, this Lease is executed on the date and year first written above.

TENANT:

Safety Tek, Inc.,
a Delaware corporation

By:
         James B. Hawkins
         President

Date:

LANDLORD:

LINCOLN-WHITEHALL REALTY, L.L.C.

By:      Whitehall Street Real Estate Limited
         Partnership V, Member

         By:      WH Advisors, L.P. V,
                  General Partner

                  By:      WH Advisors, Inc., V,
                           General Partner

                           By:      ______________________________
                           Name:    ______________________________
                           Title:   ______________________________

Date:    ______________________________


LINCOLN PROPERTY COMPANY
MANAGEMENT SERVICES, INC.

By:      _____________________________________
Name:    _____________________________________
Title:   _____________________________________

Date:    _____________________________________

                              EXHIBIT A - PREMISES

                   LEASE DATED JANUARY 8, 1996, BY AND BETWEEN

                                SAFETY TEK, INC.,
                             A DELAWARE CORPORATION
                                   ("TENANT"),
                                       AND
                        LINCOLN-WHITEHALL REALTY, L.L.C.
                                  ("LANDLORD")







INITIALS:

TENANT:

LANDLORD:

                          EXHIBIT B TO LEASE AGREEMENT

                               TENANT IMPROVEMENTS


This exhibit, entitled "Tenant Improvements", is and shall constitute EXHIBIT B to that certain Lease Agreement dated January 8, 1996 (the "Lease"), by and between Lincoln-Whitehall Realty, L.L.C. ("Landlord") and Safety Tek, Inc., a Delaware corporation, ("Tenant") for the leasing of certain premises located at 5696 Stewart Avenue, Fremont, California (the "Premises"). The terms, conditions and provisions of this EXHIBIT B are hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease:

1. Tenant Improvements. Subject to the conditions set forth below, Landlord agrees to construct and install certain improvements ("Tenant Improvements") in the Building of which the Premises are a part in accordance with the Final Drawings (defined below) and pursuant to the terms of this EXHIBIT B. In addition to the Tenant Improvements, Landlord shall, at its sole cost and expense, perform the following described work in and about the Premises: (i) install a full-height, 1-hour rated demising wall separating the Premises from the 17,008 square foot adjacent premises; and (ii) increase the electrical capacity to be used in the Premises to 277 amp/480 volts.

2. Definition. "Tenant Improvements" as used in this Lease shall include only those interior portions of the Building which are described below. "Tenant Improvements" shall specifically not include any alterations, additions or improvements installed or constructed by Tenant, and any of Tenant's trade fixtures, equipment, furniture, furnishings, telephone equipment or other personal property (collectively, "Personal Property"). The Tenant Improvements shall include any and all interior improvements to be made to the Premises as specified in the Final Drawings (defined below), as specified and agreed to by Tenant and Landlord.

3. Tenant's Initial Plans; the Work. Tenant desires Landlord to perform certain Tenant Improvements in the Premises. Such work, as will be shown in Tenant's preliminary space plan (the "Initial Plans") and as more fully detailed in the Final Drawings (as defined and described in Section 4 below), shall be hereinafter referred to as the "Work". Not later than February 1, 1996, Tenant and/or Tenant's Representatives shall furnish to Landlord such additional plans, drawings, specifications and finish details as Landlord may reasonably request to enable Landlord's architects and engineers, as applicable, to prepare mechanical, electrical and plumbing plans and to prepare the Final Drawings, including, but not limited to, a final telephone layout and special electrical connections, if any. All plans, drawings, specifications and other details describing the Work which have been, or are hereafter, furnished by or on behalf of Tenant shall be subject to Landlord's approval, which approval shall not be unreasonably withheld. Landlord shall not be deemed to have acted unreasonably if it withholds its approval of any plans, specifications, drawings or other details or of any Change Request (hereafter defined in Section 11 below) because, in Landlord's reasonable opinion, the work as described in any such item, or any Change Request, as the case may be: (a) is likely to adversely affect Building systems, the structure of the Building or the safety of the Building and/or its occupants; (b) might impair Landlord's ability to furnish services to Tenant or other tenants in the Building; (c) would increase the cost of operating the Building or the Park; (d) would violate any applicable governmental, administrative body's or agencies' laws, rules, regulations, ordinances, codes or similar requirements (or interpretations thereof); (e) contains or uses Hazardous Materials; (f) would adversely affect the appearance of the Building or the Park; (g) might adversely affect another tenant's premises or such other tenant's use and enjoyment of such premises; (h) is prohibited by any ground lease affecting the Building, the Lot and/or the Park, any Recorded Matters or any mortgage, trust deed or other instrument encumbering the Building, the Lot and/or the Park; (i) is likely to be substantially delayed because of unavailability or shortage of labor or materials necessary to perform such work or the difficulties or unusual nature of such work; (j) is not, at a minimum, in accordance with Landlord's Building Standards (defined below), or
(k) would increase the Tenant Improvement Costs (defined in Section 9 below) by more than ten percent (10%) from the cost originally estimated and anticipated by the parties. The foregoing reasons, however, shall not be the only reasons for which Landlord may withhold its approval, whether or not such other reasons are similar or dissimilar to the foregoing. Neither the approval by Landlord of the Work or the Initial Plans or any other plans, specifications, drawings or other items associated with the Work nor Landlord's performance, supervision or monitoring of the Work shall constitute any warranty or covenant by Landlord to Tenant of the adequacy of the design for Tenant's intended use of the Premises. Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Work and the Final Drawings are adequate to fully meet the needs and requirements of Tenant's intended operations of its business within the Premises and Tenant's use of the Premises.

4. Final Drawings. If necessary for the performance of the Work and to the extent not already included as part of the Initial Plans attached hereto, Landlord shall prepare or cause to be prepared final working drawings and specifications for the Work (the "Final Drawings") based on and consistent with the Initial Plans and the other plans, specifications, drawings, finish details or other information furnished by Tenant or Tenant's Representatives to Landlord and approved by Landlord pursuant to Section 3 above. Tenant shall cooperate diligently with Landlord and Landlord's architect, engineer and other representatives and Tenant shall furnish within five (5) days after any request therefor, all information required by Landlord or Landlord's architect, engineer or other representatives for completion of the Final Drawings. So long as the Final Drawings are substantially consistent with the Initial Plans, Tenant shall approve the Final Drawings within three (3) business days after receipt of same from Landlord. Landlord and Tenant shall indicate their approval of the Final Drawings by initialing each sheet of the Final Drawings and delivering to one another a true and complete copy of such initialed Final Drawings. A true and complete copy of the approved and initialed Final Drawings shall be attached to the Lease as EXHIBIT B-1 and shall be made a part thereof. Tenant's failure to approve or disapprove such Final Drawings within the foregoing three (3) business day time period, shall be conclusively deemed to be approval of same by Tenant. If Tenant reasonably disapproves of any matters included in the Final Drawings because such items are not substantially consistent with the Initial Plans, Tenant shall, within the aforementioned three (3) business day period, deliver to Landlord written notice of its disapproval and Tenant shall specify in such written notice, in sufficient detail as Landlord may reasonably require, the matters disapproved, the reasons for such disapproval, and the specific changes or revisions necessary to be made to the Final Drawings to cause such drawings to substantially conform to the Initial Plans. Any additional costs associated with such requested changes or revisions shall be paid for solely by Tenant, as part of the Excess Tenant Improvement Costs (defined in Section 10 below), upon written demand therefor by Landlord.

Any changes or revisions requested by Tenant must first be approved by Landlord, which approval shall not be unreasonably withheld, subject to the provisions of
Section 3 above. If Landlord approves such requested changes or revisions, Landlord shall cause the Final Drawings to be revised accordingly and Landlord and Tenant shall initial each sheet of the Final Drawings as revised and attach a true and complete copy thereof to the Lease as EXHIBIT B-1. Landlord and Tenant hereby covenant to each other to cooperate with each other and to act reasonably in the preparation and approval of the Final Drawings. Notwithstanding anything to the contrary contained herein, if the Final Drawings are required to be revised due to any blatant and patent error on the part of Landlord or its authorized representatives, then the costs and expenses associated with any such revisions shall be borne solely by Landlord and such costs and expenses shall not be included as part of the Tenant Improvement Costs.


5. Performance of Work. As soon as practicable after Tenant and Landlord initial and attach to the Lease as EXHIBIT B-1 a true and complete copy of the Final Drawings, Landlord shall submit the Final Drawings to the governmental authorities having rights of approval over the Work and shall apply for the necessary approvals and building permits. Subject to the satisfaction of all conditions precedent and subsequent to its obligations under this EXHIBIT B, and further subject to the provisions of Section 10 hereof, as soon as practicable after Landlord or its representatives have received all necessary approvals and building permits, Landlord will put the Final Drawings out for bid to several licensed, bonded, qualified (in Landlord's discretion) and insured general contractors. The Tenant Improvements shall be constructed by a the general contractor which submits (and provides sufficient support therefor, in writing, if requested to do so by Landlord) the lowest bid, unless otherwise agreed to by Landlord and Tenant based upon criteria other than price [selected by Landlord] (the "General Contractor"). Landlord shall commence construction, or cause the commencement of construction by the General Contractor, of the Tenant Improvements, as soon as practicable after selection of the General Contractor. Except as hereinafter expressly provided to the contrary, Landlord shall cause the performance of the Work using (except as may be stated or otherwise shown in the Final Drawings) building standard materials, quantities and procedures then in use by Landlord ("Building Standards").


6. Substantial Completion. Landlord and Tenant shall cause the General Contractor to Substantially Complete (defined below) the Tenant Improvements in accordance with the Final Drawings by the Commencement Date of the Lease as set forth in Section 2 of the Lease (THE "COMPLETION DATE"), subject to delays due to (a) acts or events beyond its control including, but not limited to, acts of God, earthquakes, strikes, lockouts, boycotts, casualties, discontinuance of any utility or other service required for performance of the Work, moratoriums, governmental agencies and weather, (b) the lack of availability or shortage of specialized materials used in the construction of the Tenant Improvements, (c) any matters beyond the reasonable control of Landlord, the General Contractor or any subcontractors, (d) any changes required by the fire department, building and/or planning department, building inspectors or any other agency having jurisdiction over the Building, the Work and/or the Tenant Improvements (except to the extent such changes are directly attributable to Tenant's use or Tenant's specialized tenant improvements, in which event such delays are considered Tenant Delays) (the events and matters set forth in Subsections (a), (b), (c) and (d) are collectively referred to as "Force Majeure Delays"), or (e) any Tenant Delays (defined in Section 7 below). The Tenant Improvements shall be deemed substantially complete on the date that the building officials of the applicable governmental agency(s) issues its final approval of the construction of the Tenant Improvements whether in the form of the issuance of a final permit, certificate of occupancy or the written approval evidencing its final inspection on the building permit(s), or the date on which Tenant first takes occupancy of the Premises, whichever first occurs ("Substantial Completion", or "Substantially Completed, or "Substantially Complete"). If the Work is not deemed to be Substantially Completed on or before the scheduled COMPLETION DATE,
(i) Landlord agrees to use reasonable efforts to Substantially Complete the Work as soon as practicable thereafter, (ii) the Lease shall remain in full force and effect, (iii) Landlord shall not be deemed to be in breach or default of the Lease or this EXHIBIT B as a result thereof and Landlord shall have no liability to Tenant as a result of any delay in occupancy (whether for damages, abatement of all or any portion of the Rent, or otherwise), and (iv) except in the event of any Tenant Delays, which will not affect the Commencement Date but will extend the Completion Date without any penalty or liability to Landlord, and notwithstanding anything to the contrary contained in the Lease, the Commencement Date and the Expiration Date of the term of the Lease (as defined in Section 2 of the Lease) shall be extended commensurately by the amount of time attributable to such Force Majeure Delays, and Landlord and Tenant shall execute a written amendment to the Lease evidencing such extensions of time, substantially in the form of Exhibit F to the Lease. Subject to the provisions of Section 10.2 of the Lease, the Tenant Improvements shall belong to Landlord and shall be deemed to be incorporated into the Premises for all purposes of the Lease, unless Landlord, in writing, indicates otherwise to Tenant.

7. Tenant Delays. There shall be no extension of the scheduled Commencement Date or Expiration Date of the term of the Lease (as otherwise permissibly extended in accordance with the provisions of Section 6 above) if the Work has not been Substantially Completed by the scheduled Commencement Date due to any delay attributable to Tenant and/or Tenant's Representatives or Tenant's intended use of the Premises (collectively, "Tenant Delays"), including, but not limited to, any of the following described events or occurrences: (a) delays related to changes made or requested by Tenant to the Work and/or the Final Drawings; (b) the failure of Tenant to furnish all or any plans, drawings, specifications, finish details or other information required under Sections 3 and 4 above; (c) the failure of Tenant to comply with the requirements of Section 10 below; (d) Tenant's requirements for special work or materials, finishes, or installations other than the Building Standards or Tenant's requirements for special construction or phasing; (e) any changes required by the fire department, building or planning department, building inspectors or any other agency having jurisdiction over the Building, the Work and/or the Tenant Improvements if such changes are directly attributable to Tenant's use or Tenant's specialized tenant improvements; (f) the performance of any additional work pursuant to a Change Request (defined below in Section 11) which is requested by Tenant; (g) the performance of work in or about the Premises by any person, firm or corporation employed by or on behalf of Tenant, including, without limitation, any failure to complete or any delay in the completion of such work; or (h) any and all delays caused by or arising from acts or omissions of Tenant and/or Tenant's Representatives, in any manner whatsoever, including, but not limited to, any and all revisions to the Final Drawings. Any delays in the construction of the Tenant Improvements due to any of the events described above, shall in no way extend or affect the date on which Tenant is required to commence paying Rent under the terms of the Lease. It is the intention of the parties that all of such delays will be considered Tenant Delays for which Tenant shall be wholly and completely responsible for any and all consequences related to such delays, including, without limitation, any costs and expenses attributable to increases in labor or materials.

8. Tenant Improvement Allowance. Landlord and Tenant hereby acknowledge and agree that the Tenant Improvement Costs (defined in Section 9 below) for the Tenant Improvements, based upon the Initial Plans approved by Landlord and Tenant in accordance with the provisions of Section 4 above, are estimated to be approximately one hundred seventy thousand eighty and 00/100 Dollars ($170,080.00) (the "Estimated TI Costs"). If the actual Tenant Improvement Costs varies from this estimate by more than twenty-five percent (25%), then

    Language indicated as being shown by strike-out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

Landlord may require any of the following, in its sole discretion: (a) changes be made to the Final Drawings to reduce the cost of the Tenant Improvements and Landlord may refuse to sign any construction contract or Change Orders to the construction contract, as the case may be, until such changes are made to the sole satisfaction of Landlord; (b) Tenant to deposit into a separate escrow account cash in an amount equal to the Excess Tenant Improvement Costs (defined in Section 10 below); (c) Tenant to provide to Landlord evidence satisfactory to Landlord, in its sole discretion, that Tenant has adequate financial resources to pay for the Excess Tenant Improvement Costs, as solely determined by Landlord; and/or (d) Tenant to pay all of the Excess Tenant Improvement Costs before Landlord's contribution of the Tenant Improvement Allowance (defined in Section 10 below); provided, however, in no event or circumstance shall the Tenant Improvement Costs exceed the maximum amount of two hundred four thousand ninety six and 00/100 Dollars ($204,096.00), which amount is based on the amount of twelve and 00/100 Dollars ($12.00) per rentable square foot for 17,008 rentable square feet of the Premises which is to be improved, as described in the Initial Plans. Subject to the foregoing, Landlord shall provide an allowance for the planning and construction of the Tenant Improvements for the Work to be performed in the Premises, as described in the Initial Plans and the Final Drawings, in the amount of eighty five thousand forty and 00/100 Dollars ($85,040.00) (the "Tenant Improvement Allowance") based upon an allowance of five and 00/100 Dollars ($5.00) per rentable square foot for 17,008 rentable square feet of the Premises which is to be improved, as described in the Initial Plans and the Final Drawings. Tenant shall not be entitled to any credit, abatement or payment from Landlord in the event that the amount of the Tenant Improvement Allowance specified above exceeds the actual Tenant Improvement Costs. The Tenant Improvement Allowance shall only be used for tenant improvements typically installed by Landlord in office/R&D and warehouse/distribution buildings. The Tenant Improvement Allowance shall be the maximum contribution by Landlord for the Tenant Improvement Costs and shall be subject to the provisions of Section 10 below.

9. Tenant Improvement Costs. The Tenant Improvements' cost ("Tenant Improvement Costs") shall mean and include any and all costs and expenses of the Work, including, without limitation, all of the following:

         (a) All costs of preliminary space planning and final architectural and engineering plans and specifications (including, without limitation, the scope of work, all plans and specifications, the Initial Plans and the Final Drawings) for the Tenant Improvements, and architectural fees, engineering costs and fees, and other costs associated with completion of said plans;

         (b) All costs of obtaining building permits and other necessary authorizations and approvals from the City of Fremont and other applicable jurisdictions;

         (c) All costs of interior design and finish schedule plans and specifications including as-built drawings;

         (d) All direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises, including, but not limited to, the construction fee for overhead and profit, the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by Landlord, Landlord's consultants and the General Contractor in connection with construction of the Tenant Improvements, and all labor (including overtime) and materials constituting the Work; and

         (e) All fees payable to the General Contractor, architect and Landlord's engineering firm if they are required by Tenant to redesign any portion of the Tenant Improvements following Tenant's approval of the Final Drawings.

         In no event shall the Tenant Improvement Costs include any costs of procuring, constructing or installing in the Premises any of Tenant's Personal Property. The costs of procuring and/or installing such Personal Property shall be borne solely by Tenant.

10. Excess Tenant Improvement Costs. Prior to commencing the Work, Landlord shall submit to Tenant a written statement of the actual Tenant Improvement Costs (the "Actual TI Costs") (which shall include the amount of any overtime projected as necessary to Substantially Complete the Work by the Completion
Date) as then known by Landlord, and such statement shall indicate the amount, if any, by which the Actual TI Costs exceeds the Tenant Improvement Allowance (the "Excess Tenant Improvement Costs"). The term "Excess Tenant Improvement Costs" shall also include the costs related to any and all Change Orders. Tenant agrees, within three (3) days after submission to it of such statement, to execute and deliver to Landlord, in the form then in use by Landlord, an authorization to proceed with the Work.

Tenant shall faithfully pay all of the Excess Tenant Improvement Costs to Landlord in the following manner. A portion of the Excess Tenant Improvement Costs up to a maximum amount of eighty five thousand forty and 00/100 Dollars ($85,040.00), based on five and 00/100 Dollars ($5.00) per rentable square foot for 17,008 rentable square feet of the Premises, shall be amortized over the initial term of the Lease at the rate of eleven percent (11%) per annum and such amortized amount shall be paid by Tenant with, and as part of, the Rent for the Premises in accordance with the provisions and requirements of Section 3 of the Lease (the "Amortized Excess TI Costs"). The portion of the Excess Tenant Improvement Costs in excess of the Amortized Excess TI Costs shall be paid by Tenant, in cash, to Landlord concurrently with Tenant's delivery to Landlord of the aforementioned signed written authorization to proceed. No Work shall be commenced until Tenant has fully complied with the preceding provisions of this
Section 10. If Tenant fails to remit the sums so demanded by Landlord pursuant to Section 8 above and this Section 10 within the time periods required, Landlord may, at its option, declare Tenant in default under the Lease.]

11. Change Requests. No changes or revisions to the approved Final Drawings shall be made by either Landlord or Tenant unless approved in writing by both parties. Upon Tenant's request and submission by Tenant (at Tenant's sole cost and expense) of the necessary information and/or plans and specifications for any changes or revisions to the approved Final Drawings and/or for any work other than the Work described in the approved Final Drawings ("Change Requests") and the approval by Landlord of such Change Request(s), which approval Landlord agrees shall not be unreasonably withheld, Landlord shall perform the additional work associated with the approved Change Request(s), at Tenant's sole cost and expense, subject, however, to the following provisions of this Section 11. Prior to commencing any additional work related to the approved Change Request(s), Landlord shall submit to Tenant a written statement of the cost of such additional work and a proposed tenant change order therefor ("Change Order") in the standard form then in use by Landlord. Tenant shall execute and deliver to Landlord such Change Order and shall pay the entire cost of such additional work in the following described manner. Any costs related to such approved Change Request(s), Change Order and any delays associated therewith, shall be added to the Tenant Improvement Costs and shall be paid for by Tenant as and with any Excess Tenant Improvement Costs as set forth in Section 10 above. The billing for such additional costs to Tenant shall be accompanied by evidence of the amounts billed as is customarily used in the business. Costs related to approved Change Requests and Change Orders shall include, without limitation, any architectural or design fees, Landlord's construction fee for overhead and profit, the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by Landlord and/or Landlord's consultants, and the General Contractor's price for effecting the change. If Tenant fails to execute or deliver such Change Order, or to pay the costs related thereto, then Landlord shall not be obligated to do any additional work related to such approved Change Request(s) and/or Change Orders, and Landlord may proceed to perform only the Work, as specified in the Final Drawings.

12. Termination. If the Lease is terminated prior to the Completion Date, for any reason due to the default of Tenant hereunder, in addition to any other remedies available to Landlord under the Lease, Tenant shall pay to Landlord as Additional Rent under the Lease, within five (5) days of receipt of a statement therefor, any and all costs incurred by Landlord and not reimbursed or otherwise paid by Tenant through the date of termination in connection with the Tenant Improvements to the extent planned, installed and/or constructed as of such date of termination, including, but not limited to, any costs related to the removal of all or any portion of the Tenant Improvements and restoration costs related thereto. Subject to the provisions of Section 10.2 of the Lease, upon the expiration or earlier termination of the Lease, Tenant shall not be required to remove the Tenant Improvements it being the intention of the parties that the Tenant Improvements are to be considered incorporated into the Building. Notwithstanding anything to the contrary contained herein, Landlord shall have the right to terminate the Lease, upon written notice to Tenant, if Landlord is unable to obtain a building permit for the Tenant Improvements within sixty (60) days from the date the Lease is signed by Tenant.

13. Tenant Access. Landlord, in Landlord's reasonable discretion and upon receipt of a written request from Tenant, may grant Tenant a license to have access to the Premises prior to the Completion Date to allow Tenant to do other work required by Tenant to make the Premises ready for Tenant's use and (the "Tenant's Pre-Occupancy Work"). It shall be a condition to the grant by Landlord and continued effectiveness of such license that:

         (a) Tenant shall give to Landlord a written request to have such access not less than five (5) business days prior to the date on which such proposed access will commence (the "Access Notice"). The Access Notice shall contain or be accompanied by each of the following items, all in form and substance reasonably acceptable to Landlord: (i) a detailed description of and schedule for Tenant's Pre-Occupancy Work; (ii) the names and addresses of all contractors, subcontractors and material suppliers and all other representatives of Tenant who or which will be entering the Premises on behalf of Tenant to perform Tenant's Pre-Occupancy Work or will be supplying materials for such work, and the approximate number of individuals, itemized by trade, who will be present in the Premises; (iii) copies of all contracts, subcontracts, material purchase orders, plans and specifications pertaining to Tenant's Pre-Occupancy Work; (iv) copies of all licenses and permits required in connection with the performance of Tenant's Pre-Occupancy Work; (v) certificates of insurance (in amounts satisfactory to Landlord and with the parties identified in, or required by, the Lease named as additional insureds) and instruments of indemnification against all claims, costs, expenses, penalties, fines, and damages which may arise in connection with Tenant's Pre-Occupancy Work; and (vi) assurances of the ability of Tenant to pay for all of Tenant's Pre-Occupancy Work and/or a letter of credit or other security deemed appropriate by Landlord securing Tenant's lien-free completion of Tenant's Pre-Occupancy Work.

         (b) Such pre-term access by Tenant and Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees shall be subject to scheduling by Landlord.

         (c) Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees shall fully cooperate, work in harmony and not, in any manner, interfere with Landlord or Landlord's agents or representatives in performing the Work and any additional work pursuant to approved Change Orders, Landlord's work in other areas of the Building or the Park, or the general operation of the Building. If at any time any such person representing Tenant shall not be cooperative or shall otherwise cause or threaten to cause any such disharmony or interference, including, without limitation, labor disharmony, and Tenant fails to immediately institute and maintain corrective actions as directed by Landlord, then Landlord may revoke such license upon twenty-four (24) hours' prior written notice to Tenant.

         (d) Any such entry into and occupancy of the Premises or any portion thereof by Tenant or any person or entity working for or on behalf of Tenant shall be deemed to be subject to all of the terms, covenants, conditions and provisions of the Lease, excluding only the covenant to pay Rent. Landlord shall not be liable for any injury, loss or damage which may occur to any of Tenant's Pre-Occupancy Work made in or about the Premises or to any property placed therein prior to the commencement of the term of the Lease, the same being at Tenant's sole risk and liability. Tenant shall be liable to Landlord for any damage to any portion of the Premises, the Work or the additional work related to any approved Change Orders caused by Tenant or any of Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees. In the event that the performance of Tenant's Pre-Occupancy Work causes extra costs to be incurred by Landlord or requires the use of other Building services, Tenant shall promptly reimburse Landlord for such extra costs and/or shall pay Landlord for such other Building services at Landlord's standard rates then in effect.

14. Lease Provisions; Conflict. The terms and provisions of the Lease, insofar as they are applicable, in whole or in part, to this EXHIBIT B, are hereby incorporated herein by reference, and specifically including all of the provisions of Section 31 of the Lease. In the event of any conflict between the terms of the Lease and this EXHIBIT B, the terms of this EXHIBIT B shall prevail. Any amounts payable by Tenant to Landlord hereunder shall be deemed to be Additional Rent under the Lease and, upon any default in the payment of same, Landlord shall have all rights and remedies available to it as provided for in the Lease.







INITIALS:

TENANT:

LANDLORD:

                          EXHIBIT C TO LEASE AGREEMENT

                               RULES & REGULATIONS

This exhibit, entitled "Rules & Regulations", is and shall constitute EXHIBIT C to that certain Lease Agreement dated January 8, 1996 (the "Lease"), by and between Lincoln-Whitehall Realty, L.L.C. ("Landlord") and Safety Tek, Inc., a Delaware corporation ("Tenant") for the leasing of certain premises located at 5696 Stewart Avenue, Fremont, California (the "Premises"). The terms, conditions and provisions of this EXHIBIT C are hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease:

   1. No advertisement, picture or sign of any sort shall be displayed on or outside the Premises or the Building without the prior written consent of Landlord. Landlord shall have the right to remove any such unapproved item without notice and at Tenant's expense.

   2. Tenant shall not regularly park motor vehicles in designated parking areas after the conclusion of normal daily business activity, except for company-owned vans and pick-up trucks, not to exceed seven (7) at any one time.

   3. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without the prior written consent of Landlord.

   4. All window coverings installed by Tenant and visible from the outside of the Building require the prior written approval of Landlord.

   5. TENANT SHALL NOT USE, KEEP OR PERMIT TO BE USED OR KEPT ANY FOUL OR NOXIOUS GAS OR SUBSTANCE OR ANY FLAMMABLE OR COMBUSTIBLE MATERIALS ON OR AROUND THE PREMISES, THE BUILDING OR THE PARK EXCEPT AS SET FORTH IN TENANT'S INITIAL HAZMAT CERTIFICATE AND IN EXHIBIT H HERETO OR EXCEPT AS OTHERWISE EXPRESSLY APPROVED BY LANDLORD IN WRITING. TENANT SHALL NOT FILL GAS PERMEATION OR OTHER DEVICES OR INSTRUMENTS WITH ANY GASES AT ANY TIME DURING THE LEASE TERM .

   6. Tenant shall not alter any lock or install any new locks or bolts on any door at the Premises without the prior consent of Landlord.

   7. Tenant shall park motor vehicles in those general parking areas as designated by Landlord except for loading and unloading. During those periods of loading and unloading, Tenant shall not unreasonably interfere with traffic flow within the Park and loading and unloading areas of other tenants.

   8. Tenant shall not disturb, solicit or canvas any occupant of the Building or Park and shall cooperate to prevent same.

   9. No person shall go on the roof, except to perform regular preventative maintenance service on, or to repair, the heating, ventilating and air conditioning equipment serving the Premises. without Landlord's permission.

  10. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building, to such a degree as to be objectionable to Landlord or other Tenants, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

  11. All goods, including material used to store goods, delivered to the Premises of Tenant shall be immediately moved into the Premises and shall not be left in parking or receiving areas overnight.

  12. Tractor trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the auto parking areas of the Park or on streets adjacent thereto.

  13. Forklifts which operate on asphalt paving areas shall not have solid rubber tires and shall only use tires that do not damage the asphalt.

  14. Tenant is responsible for the storage and removal of all trash and refuse. All such trash and refuse shall be contained in suitable receptacles stored behind screened enclosures at locations approved by Landlord.

  15. Tenant shall not store or permit the storage or placement of goods, or merchandise or pallets or equipment of any sort in or around the Premises, the Building, the Park or any of the Common Areas of the foregoing. No displays or sales of merchandise shall be allowed in the parking lots or other Common Areas.

  16. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises, the Building, the Park or any of the Common Areas of the foregoing.

 17. Tenant shall not permit any motor vehicles to be washed on any portion of the Premises or in the Common Areas of the Park, nor shall Tenant permit mechanical work or maintenance of motor vehicles to be performed on any portion of the Premises or in the Common Areas of the Park.






INITIALS:

TENANT:

LANDLORD:

                                    EXHIBIT E

                   HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE


Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as tenant. After a lease agreement is signed by you and the Landlord (the "Lease Agreement"), on an annual basis in accordance with the provisions of
Section 29 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord:
              ----------------------------------------------------------
              c/o Lincoln Property Company Management Services, Inc.
              101 Lincoln Centre Drive, Fourth Floor
              Foster City, California  94404
              Attn:
                    ----------------------------------------------
              Phone: (415) 571-2200

Name of (Prospective) Tenant:
                              --------------------------------------------------
Mailing Address:
                 ---------------------------------------------------------------
- --------------------------------------------------------------------------------

Contact Person, Title and Telephone Number(s):
                                               ---------------------------------

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):
                     -----------------------------------------------------------
- --------------------------------------------------------------------------------

Address of (Prospective) Premises:
                                   ---------------------------------------------

Length of (Prospective) initial Term:
                                      ------------------------------------------
- --------------------------------------------------------------------------------

1.       GENERAL INFORMATION:

         Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing tenants should describe any proposed changes to on-going operations.

2.       USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

         2.1 Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing tenants should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

                  Wastes                    Yes / /            No / /
                  Chemical Products         Yes / /            No / /
                  Other                     Yes / /            No / /

                  If Yes is marked, please explain:
                                                    ----------------------------
                  --------------------------------------------------------------
                  --------------------------------------------------------------

         2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3.       STORAGE TANKS AND SUMPS

         3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing tenants should describe any such actual or proposed activities.

                  Yes  / /                     No  / /

                  If yes, please explain:
                                          --------------------------------------
                  --------------------------------------------------------------
                  --------------------------------------------------------------

4.       WASTE MANAGEMENT

         4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing tenants should describe any additional identification numbers issued since the previous certificate.

                  Yes  / /                     No  / /

         4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing tenants should describe any new reports filed.

                  Yes  / /                     No  / /

                  If yes, attach a copy of the most recent report filed.

5.       WASTEWATER TREATMENT AND DISCHARGE

         5.1      Will your company discharge wastewater or other wastes to:

                             storm drain?                       sewer?
                  ----------                         ----------

                             surface water?            no wastewater or other
                  ----------                ---------- wastes discharged.

                  Existing tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).

                  --------------------------------------------------------------
                  --------------------------------------------------------------

         5.2      Will any such wastewater or waste be treated before discharge?

                  Yes  / /                     No  / /

                  If yes, describe the type of treatment proposed to be conducted. Existing tenants should describe the actual treatment conducted.

                  --------------------------------------------------------------
                  --------------------------------------------------------------

6.       AIR DISCHARGES

         6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

                  Yes  / /                     No  / /

                  If yes, please describe:
                                           -------------------------------------
                  --------------------------------------------------------------
                  --------------------------------------------------------------

         6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing tenants should specify any such equipment being operated in, on or about the Premises.

                             Spray booth(s)             Incinerator(s)
                  ----------                 ----------
                             Dip tank(s)                          Other (Please
                  ----------                           ---------- describe)
                             Drying oven(s)             No Equipment Requiring
                  ----------                 ---------- Air Permits

                  If yes, please describe:
                                           -------------------------------------
                  --------------------------------------------------------------
                  --------------------------------------------------------------

7.       HAZARDOUS MATERIALS DISCLOSURES

         7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing tenants should indicate whether or not a Management Plan is required and has been prepared.

                  Yes  / /                     No  / /

                  If yes, attach a copy of the Management Plan. Existing tenants should attach a copy of any required updates to the Management Plan.

         7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

                  Yes  / /                     No  / /

                  If yes, please explain:
                                          --------------------------------------
                  --------------------------------------------------------------
                  --------------------------------------------------------------

8.       ENFORCEMENT ACTIONS AND COMPLAINTS

         8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

                  Yes  / /                     No  / /

                  If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of
                  Section 29 of the signed Lease Agreement.

                  --------------------------------------------------------------
                  --------------------------------------------------------------
                  --------------------------------------------------------------

         8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

                  Yes  / /                     No  / /

                  If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.

                  --------------------------------------------------------------
                  --------------------------------------------------------------
                  --------------------------------------------------------------

         8.3 Have there been any problems or complaints from adjacent tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing tenants should indicate whether or not there have been any such problems or complaints from adjacent tenants, owners or other neighbors at, about or near the Premises.

                  Yes  / /                     No  / /

                  If yes, please describe. Existing tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement.

                  --------------------------------------------------------------
                  --------------------------------------------------------------

9.       PERMITS AND LICENSES

         9.1 Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 29 of the Lease Agreement; and (C) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the HazMat Certificate notwithstanding Landlord's/Tenant's receipt and/or approval of such certificate. Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitation, Tenant's indemnification of the Indemnitees and compliance with all Environmental Laws, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws; (i) the delivery of such certificate to Landlord and/or Landlord's acceptance of such certificate, (ii) Landlord's review and approval of such certificate, (iii) Landlord's failure to obtain such certificate from Tenant at any time, or (iv) Landlord's actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Tenant or Tenant's Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.

I (print name)                , acting with full authority to bind the
(proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.


(PROSPECTIVE) TENANT:


By:
    -----------------------------------

Title:
       --------------------------------


Date:
      ---------------------------------







INITIALS:

TENANT:

LANDLORD:

                                    EXHIBIT F

                       FIRST AMENDMENT TO LEASE AGREEMENT

                           CHANGE OF COMMENCEMENT DATE




This First Amendment to Lease Agreement (the "Amendment") is made and entered into as of ___________________, by and between ____________________________
("LANDLORD"), AND ________________________ ("TENANT"), with reference to the following facts:


                                    RECITALS

A. Landlord and Tenant have entered into that certain Lease Agreement dated ___________ (the "Lease"), for the leasing of certain premises located at
      ____________________________, California (the "Premises") as such Premises are more fully described in the Lease.

B.    Landlord and Tenant wish to amend the Commencement Date of the Lease.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

      1.   The Commencement Date of the Lease shall be ________________________.

      2. The last day of the Term of the Lease (the "Expiration Date") shall be ______________.

      3.   The dates on which the Base Rent will be adjusted are:

           for the period _________ to ________ the monthly Base Rent shall be $_____________;

           for the period _________ to ________ the monthly Base Rent shall be $_____________; and

           for the period _________ to ________ the monthly Base Rent shall be $_____________.

      4. Effect of Amendment: Except as modified herein, the terms and conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

      5. Definitions: Unless otherwise defined in this Amendment, all terms not defined in this Amendment shall have the meaning set forth in the Lease.

      6. Authority: Subject to the provisions of the Lease, this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party's behalf is authorized to do so and to bind such party to the terms of this Amendment.

      7. The terms and provisions of the Lease are hereby incorporated in this Amendment.


IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

[PROPERTY MANAGER: PLEASE PROVIDE TENANT INFORMATION AND WORD PROCESSING WILL COMPLETE THE SIGNATURE BLOCK]








INITIALS:

TENANT:

LANDLORD:

                                   ADDENDUM 1
                           OPTION TO EXTEND THE LEASE



This Addendum No. 1 is incorporated as a part of that certain Lease Agreement dated January 8, 1996 (the "Lease"), by and between SAFETY TEK, INC., A DELAWARE CORPORATION ("TENANT"), AND LINCOLN-WHITEHALL REALTY, L.L.C. ("LANDLORD"), of the premises located at 5696 Stewart Avenue, Fremont, California 94538 (the "Premises"). Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

If Tenant has not at any time been, or is currently not, in default beyond the applicable cure periods as set forth in this Lease, in the performance of any of its obligations under this Lease and contingent upon review and approval of Tenant's then current financial condition by Landlord, Tenant shall have the right at its option to extend the term of the Lease for five (5) years (the "Extended Term"). The Lease of the Premises during the Extended Term shall be upon the same terms, covenants and conditions as are set forth in this Lease, other than the monthly Base Rent and the term of the Lease. If Landlord does not receive from Tenant written notice of Tenant's exercise of this option on a date which is not more than three hundred sixty (360) days nor less than two hundred forty (240) days prior to the end of the initial term of the Lease (the "Option Notice"), all rights under this option shall automatically lapse and terminate and shall be of no further force and effect. Time is of the essence herein.

The monthly Base Rent for the Extended Term shall be the then current market rent for the highest and best use for similar space within the area of the Premises in Fremont, California (the "Fair Rental Value") agreed upon solely by and between Landlord and Tenant and their agents appointed for this purpose. Neither Landlord nor Tenant shall have the right to have a court or any other third party entity establish the Fair Rental Value. If Landlord and Tenant are unable to agree on the Fair Rental Value for the Extended Term within [ten (10)] thirty (30) days after receipt by Landlord of the Option Notice, Landlord and Tenant being obligated only to act in good faith, this option shall automatically terminate and the Lease shall terminate at the end of its initial term.

The "Fair Rental Value" of the Premises shall be defined to mean the fair market rental value of the Premises as of the commencement of the Extended Term, taking into consideration all relevant factors, including length of term, the uses permitted under the Lease, the quality, size, design and location of the Premises, including the condition and value of existing tenant improvements, and the monthly base rent paid by tenants for premises comparable to the Premises, and located in Fremont, California.

In no event shall the monthly Base Rent for any period of the Extended Term be less than the highest monthly Base Rent charged during the initial term of the Lease. Upon determination of the monthly Base Rent for the Extended Term, pursuant to the terms outlined above, the parties shall immediately execute the new standard lease document stating the minimum monthly Base Rent for the Extended Term and confirming the dates of the Extended Term. Tenant shall have no other right to extend the term of the Lease under this Addendum 1 unless Landlord and Tenant otherwise agree in writing. If Tenant duly exercises this option, in accordance with the terms contained herein: (1) Tenant shall accept the Premises in its then "As-Is" condition and, accordingly, Landlord shall not be required to perform any additional improvements to the Premises; and (2) Tenant hereby agrees that it will solely be responsible for any and all brokerage commissions and finder's fees payable to any broker in connection with the option described herein, and Tenant hereby further agrees that Landlord shall in no event or circumstance be responsible for the payment of any such commissions and fees.

This option is personal to Tenant and may not be assigned, voluntarily or involuntarily, separate from or as part of the Lease. At Landlord's option, all rights of Tenant under this option shall terminate and be of no force and effect if any of the following individual events occur or any combination thereof occur: (1) Tenant has been in default beyond the applicable cure periods as set forth in this Lease at any time during the initial term of the Lease, or is currently in default of any provision of the Lease; and/or (2) Tenant has assigned its rights and obligations under all or part of the Lease or Tenant has subleased all or part of the Premises; and/or (3) Tenant's financial condition is unacceptable to Landlord in its reasonable discretion at the time the Option Notice is delivered to Landlord; and/or (4) Tenant has failed to exercise this option in a timely manner in accordance with the provisions of this Addendum 1; and/or (5) Tenant no longer has possession of all or any part of the Premises under the Lease, or if Lease has been terminated earlier, pursuant to the terms of the Lease.




    Language indicated as being shown by strike-out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

                                  EXHIBIT 10.20

                                 LEASE AGREEMENT
                                      (NET)
                             BASIC LEASE INFORMATION


LEASE DATE:                       January 8, 1996

LANDLORD:                         Lincoln-Whitehall Realty, L.L.C.

LANDLORD'S ADDRESS:               c/o Lincoln Property Company Management Services, Inc.
                                  101 Lincoln Centre Drive, Fourth Floor
                                  Foster City, California 94404-1167

TENANT:                           Safety Tek, Inc.,

                                  a Delaware corporation

TENANT'S ADDRESS:                 49050 Milmont Drive
                                  Fremont, California  94538-7301

PREMISES:                         Approximately 17,008 rentable square feet as shown on Exhibit A

PREMISES ADDRESS:                 5696 Stewart Avenue
                                  Fremont, California  94538

                                  BUILDING:  Approximately 34,016 rentable square feet
                                  LOT (BUILDING'S TAX PARCEL):  Approximately 34,016 rentable square feet
                                  PARK (LINCOLN FREMONT BUSINESS CENTER):  Approximately 191,610 rentable square feet

TERM:                             April 1, 1996  ("Commencement Date"), through
                                  March 30, 2001 ("Expiration Date")

BASE RENT (P. 3):                 Nine thousand fourteen and 24/100 Dollars ($9,014.24) NNN a month

ADJUSTMENTS TO BASE RENT:         Commencing December 1, 1997, $9,864.64 NNN a month
                                  Commencing August 1, 1999,  $10,715.04 NNN a month

SECURITY DEPOSIT (P. 4.1):        Ten thousand seven hundred fifteen and 00/100 Dollars ($10,715.00)

[CLEANING DEPOSIT (P. 4.2):                        Dollars ($                 )]

*TENANT'S SHARE OF OPERATING EXPENSES (P. 6.1):               8.89% of the Park
*TENANT'S SHARE OF TAX EXPENSES (P. 6.2):                     8.89% of the Lot
*TENANT'S SHARE OF COMMON AREA UTILITY COSTS (P. 7):          8.89% of the Park
*The amount of Tenant's Share of the expenses as referenced above shall be subject to modification as set forth in this Lease.

PERMITTED USES:                   See Section 9 below

UNRESERVED
PARKING SPACES:                   Fifty-one (51) nonexclusive and undesignated spaces

BROKER (P. 38):                   Jeff Black of Grubb and Ellis
                                  Bob Steinbock and Tom Taylor of Bishop Hawk

EXHIBITS:                         Exhibit A - Premises, Building, Lot and/or Park
                                  Exhibit B - Tenant Improvements
                                  Exhibit C - Rules and Regulations
                                  Exhibit D - Intentionally Omitted
                                  Exhibit E - Hazardous Materials Disclosure Certificate - Example
                                  Exhibit F - Change of Commencement Date - Example
                                  Exhibit G - Tenant's Initial Hazardous Materials Disclosure Certificate
                                  Exhibit H - Hazardous Materials List

ADDENDA:                          Addendum 1: Option to Extend the Lease


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         is enclosed in brackets "[" and "]" in the electronic format.]

                                                  TABLE OF CONTENTS

SECTION                                                                                                        PAGE
- -------                                                                                                        ----
 1.    PREMISES..............................................................................................    15
 2.    ADJUSTMENT OF COMMENCEMENT DATE; CONDITION OF THE PREMISES............................................    15
 3.    RENT..................................................................................................    15
 4.    SECURITY DEPOSIT AND [CLEANING DEPOSIT]...............................................................    16
 5.    TENANT IMPROVEMENTS...................................................................................    16
 6.    ADDITIONAL RENT.......................................................................................    16
 7.    UTILITIES.............................................................................................    18
 8.    LATE CHARGES..........................................................................................    18
 9.    USE OF PREMISES.......................................................................................    18
10.    ALTERATIONS AND ADDITIONS; AND SURRENDER OF PREMISES..................................................    19
11.    REPAIRS AND MAINTENANCE...............................................................................    20
12.    INSURANCE.............................................................................................    21
13.    WAIVER OF SUBROGATION.................................................................................    21
14.    LIMITATION OF LIABILITY AND INDEMNITY.................................................................    21
15.    ASSIGNMENT AND SUBLEASING.............................................................................    22
16.    AD VALOREM TAXES......................................................................................    23
17.    SUBORDINATION.........................................................................................    23
18.    RIGHT OF ENTRY........................................................................................    23
19.    ESTOPPEL CERTIFICATE..................................................................................    23
20.    TENANT'S DEFAULT......................................................................................    24
21.    REMEDIES FOR TENANT'S DEFAULT.........................................................................    24
22.    HOLDING OVER..........................................................................................    25
23.    LANDLORD'S DEFAULT....................................................................................    25
24.    PARKING...............................................................................................    25
25.    SALE OF PREMISES......................................................................................    25
26.    WAIVER................................................................................................    26
27.    CASUALTY DAMAGE.......................................................................................    26
28.    CONDEMNATION..........................................................................................    27
29.    ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS.............................................................    27
30.    FINANCIAL STATEMENTS..................................................................................    29
31.    GENERAL PROVISIONS....................................................................................    29
32.    SIGNS.................................................................................................    30
33.    MORTGAGEE PROTECTION..................................................................................    31
34.    QUITCLAIM.............................................................................................    31
[35.    MODIFICATIONS FOR LENDER.............................................................................   31]
36.    WARRANTIES OF TENANT..................................................................................    31
37.    COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT.......................................................    31
38.    BROKERAGE COMMISSION..................................................................................    32
39.    QUIET ENJOYMENT.......................................................................................    32
40.    LANDLORD'S ABILITY TO PERFORM TENANT'S UNPERFORMED OBLIGATIONS........................................    32
41.    TENANT'S COVENANT OF NON-DISCRIMINATION...............................................................    32

    [Language indicated as being shown by strike-out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.]

                                 LEASE AGREEMENT

DATE: This Lease is made and entered into as of the Lease Date defined on Page
      1. The Basic Lease Information set forth on Page 1 and this Lease are and shall be construed as a single instrument.

1. PREMISES: Landlord hereby leases the Premises to Tenant upon the terms and conditions contained herein. Landlord hereby grants to Tenant a revocable license for the right to use, on a non-exclusive basis, parking areas and ancillary facilities located within the Common Area of the Park, subject to the terms of this Lease. Landlord and Tenant hereby agree that for purposes of this Lease, as of the Lease Date, the rentable square footage area of the Premises, the Building, the Lot and the Park shall be deemed to be the number of rentable square feet set forth in the Basic Lease Information on Page 1. Tenant further agrees that the number of rentable square feet of the Premises, the Building, the Lot and the Park may subsequently change after the Lease Date commensurate with any modifications to any of the foregoing.

2. ADJUSTMENT OF COMMENCEMENT DATE; CONDITION OF THE PREMISES: [If Landlord cannot deliver possession of the Premises on the Commencement Date, with the Tenant Improvements as set forth in Exhibit B hereto having been substantially completed (excluding punchlist items as reasonably determined by Landlord and Tenant. Landlord shall not be subject to any liability nor shall the validity of the Lease be affected; provided the Lease term and the obligation to pay Rent shall commence on the date possession is tendered and the Expiration Date shall be extended by a period of time equal to the period computed from the Commencement Date to the date possession is tendered by Landlord to Tenant.] If Landlord cannot deliver possession of the Premises with the Tenant Improvements as set forth on Exhibit B hereto having been substantially completed (excluding punchlist items as reasonably determined by Landlord and Tenant) on the Commencement Date, Landlord shall not be subject to any liability nor shall the validity of the Lease be affected; provided the Lease term and the obligation to pay Rent shall commence on the date possession is so tendered subject to the provisions of Exhibit B hereto with regard to Tenant Delays. Notwithstanding the foregoing, if Landlord does not tender possession of the Premises with all tenant Improvements Substantially Complete (except for punchlist items as reasonably determined by Landlord and Tenant) to Tenant within three hundred thirty (330) calendar days of the full execution of this Lease (the "Outside Date") (subject to Force Majeure Delays and Tenant Delays, as such terms are defined in Exhibit B, in which event the Outside Date shall be extended commensurately by the period of time attributable to such delays), Tenant or Landlord may terminate this Lease by delivering written notice thereof to the other party if at all, by no later than the date which is thirty (30) days after the actual Outside Date. If Tenant or Landlord fails to timely terminate the Lease as and when provided herein, of it Landlord delivers to Tenant possession of the Premises with the Tenant Improvements being Substantially Complete at any time earlier than the Outside Date, then Tenant's and Landlord's foregoing right to terminate this Lease provided herein shall lapse and be null and void upon the earlier occurrence of such even and the Lease shall remain in full force and effect with Tenant or Landlord having no further right to terminate this Lease. In the event the commencement date and/or the expiration date of this Lease is other than the Commencement Date and/or Expiration Date provided on Page 1, as the case may be, Landlord and Tenant shall execute a written amendment to this Lease, substantially in the form of Exhibit F hereto, wherein the parties shall specify the actual commencement date, expiration date and the date on which Tenant is to commence paying Rent. Landlord shall permits Tenant to occupy the Premises two (2) weeks prior to the Commencement Date, and such occupancy shall be at Tenant's sole risk and subject to all the provisions of this Lease, [including,] excluding, [not limited to,] the requirement to pay Rent [and the Security Deposit, and] including the requirement to obtain the insurance [required] pursuant to this Lease and to deliver insurance certificates as required herein, and to pay the Security Deposit. In addition to the foregoing, Landlord shall have the right to impose such additional conditions on Tenant's early entry as Landlord shall deem appropriate. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises in a good, clean and completed condition and state of repair, (exclusive of punchlist items as reasonably determined by Landlord and Tenant) in compliance with all applicable laws, codes, regulations, administrative orders and ordinances, and subject to all matters of record. Tenant hereby acknowledges and agrees that neither Landlord nor Landlord's agents or representatives has made any representations or warranties as to the suitability, safety or fitness of the Premises for the conduct of Tenant's business, Tenant's intended use of the Premises or for any other purpose, and that neither Landlord nor Landlord's agents or representatives has agreed to undertake any alterations or construct any Tenant Improvements to the Premises except as expressly provided in this Lease. [Tenant agrees that at any time before or during the term of this Lease, Landlord shall have the right to relocate Tenant from the Premises described herein to other space within the Park on substantially the same terms and conditions of this Lease provided the other space is of comparable size.]

3. RENT: On the date that Tenant executes this Lease, Tenant shall deliver to Landlord the original executed Lease, the Base Rent (which shall be applied against the Rent payable for the first month Tenant is required to pay Base
Rent), the Security Deposit, [the Cleaning Deposit,] and all insurance certificates evidencing the insurance required to be obtained by Tenant under
Section 12 of this Lease. Tenant agrees to pay Landlord, without prior notice or demand, or abatement, offset, deduction or claim, the Base Rent described on Page 1, payable in advance at Landlord's address shown on Page 1 on the first day of each month throughout the term of the Lease. In addition to the Base Rent set forth on Page 1, Tenant shall pay Landlord in advance and on the first (1st) day of each month throughout the term of this Lease (including any extensions of such term), as Additional Rent Tenant's share, as set forth on Page 1, of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses, and Administrative Expenses all in the manner as specified in Sections 6.1, 6.2, 6.3, 6.4 and 7 of this Lease, respectively. Additionally, Tenant shall pay to Landlord as Additional Rent hereunder, immediately on Landlord's demand therefor, any and all costs and expenses incurred by Landlord to enforce the provisions of this Lease, including, but not

    [Language indicated as being shown by strike-out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.]

limited to, costs associated with any proposed assignment or subletting of all or any portion of the Premises by Tenant, costs associated with the delivery of notices, delivery and recordation of notice(s) of default, attorneys' fees, expert fees, court costs and filing fees (collectively, the "Enforcement Expenses"). The term "Rent" whenever used herein refers to the aggregate of all these amounts. If Landlord permits Tenant to occupy the Premises without requiring Tenant to pay rental payments for a period of time, the waiver of the requirement to pay rental payments shall only apply to waiver of the Base Rent and Tenant shall otherwise perform all other obligations of Tenant hereunder, including, but not limited to paying to Landlord any and all amounts considered additional rent, such as Tenant's share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses, and Administrative Expenses. If, at any time, Tenant is in default of or otherwise breaches any term, condition or provision of this Lease, any such waiver by Landlord of Tenant's requirement to pay rental payments shall be null and void and Tenant shall immediately pay to Landlord all rental payments waived by Landlord. The Rent for any fractional part of a calendar month at the commencement or termination of the Lease term shall be a prorated amount of the Rent for a full calendar month based upon a thirty (30) day month. The prorated Rent shall be paid on the Commencement Date and the first day of the calendar month in which the date of termination occurs, as the case may be.

4.      SECURITY DEPOSIT AND CLEANING DEPOSIT:

         4.1 SECURITY DEPOSIT: Upon Tenant's execution of this Lease, Tenant shall deliver to Landlord, as a Security Deposit for the performance by Tenant of its obligations under this Lease, the amount described on Page 1. If Tenant is in default, Landlord may, but without obligation to do so, use the Security Deposit, or any portion thereof, to cure the default or to compensate Landlord for all damages sustained by Landlord resulting from Tenant's default, including, but not limited to the Enforcement Expenses. Tenant shall, immediately on demand, pay to Landlord a sum equal to the portion of the Security Deposit so applied or used so as to replenish the amount of the Security Deposit held to increase such deposit to the amount initially deposited with Landlord. Concurrently with any increase in the Base Rent, Tenant shall deliver to Landlord an amount equal to such increase, which amount shall be added to the Security Deposit being held by Landlord and be deemed a part of such Security Deposit thereafter. [At any time after Tenant has defaulted hereunder, Landlord may require an increase in the amount of the Security Deposit required hereunder for the then balance of the Lease term and Tenant shall, immediately on demand, pay to Landlord additional sums in the amount of such increase.] As soon as practicable after the termination of this Lease, but any event no later than sixty (60) days after such termination. Landlord shall return the Security Deposit to Tenant, less such amounts as are reasonably necessary, as determined solely by Landlord in its sole reasonable discretion, to remedy Tenant's default(s) hereunder or to otherwise restore the Premises to a clean and safe condition, reasonable wear and tear excepted. If the cost to restore the Premises exceeds the amount of the Security Deposit, Tenant shall promptly deliver to Landlord any and all of such excess sums as reasonably determined by Landlord. Landlord shall not be required to keep the Security Deposit separate from other funds, and, unless otherwise required by law, Tenant shall not be entitled to interest on the Security Deposit. In no event or circumstance shall Tenant have the right to any use of the Security Deposit and, specifically, Tenant may not use the Security Deposit as a credit or to otherwise offset any payments required hereunder, including, but not limited to, Rent or any portion thereof.

         [4.2      CLEANING DEPOSIT: Upon Tenant's execution of this Lease,
Tenant shall deliver to Landlord, as a Cleaning Deposit for the performance by Tenant of its obligations under this Lease including, but not limited to,
Section 11 below, the amount described on Page 1. The Cleaning Deposit is to be used for purposes relating to cleaning up the Premises and the area adjacent to the Premises, to the extent such cleaning up is required due to Tenant's or its representatives, employees, invitees or contractors' use of the area adjacent to the Premises, to the reasonable satisfaction of Landlord. If Tenant is in default, Landlord may, but without obligation to do so, use the Cleaning Deposit, or any portion thereof, to cure the default or to compensate Landlord for all damages sustained by Landlord resulting from Tenant's default, including, but not limited to the Enforcement Expenses. Tenant shall, immediately on demand, pay to Landlord a sum equal to the portion of the Cleaning Deposit so applied or used so as to replenish the amount of the Cleaning Deposit to increase such deposit to the amount initially deposited with Landlord. At anytime after Tenant has defaulted hereunder, Landlord may require an increase in the amount of the Cleaning Deposit required hereunder for the then balance of the Lease term and Tenant shall, immediately on demand, pay to Landlord additional sums in the amount of such increase. As soon as practicable after the termination of this Lease, Landlord shall return the Cleaning Deposit to Tenant, less such amounts as are reasonably necessary to remedy Tenant's default(s) hereunder or to otherwise restore the Premises to a clean and safe condition as determined by Landlord. Landlord shall not be required to keep the Cleaning Deposit separate from other funds, and, unless otherwise required by law, Tenant shall not be entitled to interest on the Cleaning Deposit. In no event or circumstance shall Tenant have the right to any use of the Cleaning Deposit and, specifically, Tenant may not use the Cleaning Deposit as a credit or to otherwise offset any payments required hereunder, including, but not limited to, Rent or any portion thereof.]

5. TENANT IMPROVEMENTS: Tenant hereby accepts the Premises in its current "as is" condition unless otherwise specified in Exhibit B, attached hereto and incorporated herein by this reference. If so specified in Exhibit B hereto, Landlord or Tenant, as the case may be, shall install the improvements ("Tenant Improvements") on the Premises as described and in accordance with the terms, conditions, criteria and provisions set forth in Exhibit B, attached and incorporated herein by this reference. Tenant acknowledges that neither Landlord nor any of Landlord's agents, representatives or employees has made any representations as to the suitability or fitness of the Premises for the conduct of Tenant's business, including, without limitation, any storage incidental thereto, or for any other purpose, and that neither Landlord nor any of Landlord's agents, representatives or employees has agreed to undertake any alterations or construct any Tenant Improvements to the Premises except as expressly provided in Exhibit B to this Lease.

6. ADDITIONAL RENT : The costs and expenses described in this Section 6 and all other sums, charges, costs and expenses specified in this Lease other than Base Rent, including, but not limited to, Utility Expenses, Tenant's share of Common Area Utility Costs, Late Charges and Enforcement Expenses are to be paid by Tenant to Landlord as additional rent (collectively, "Additional Rent").

         6.1      OPERATING EXPENSES: In addition to the Base Rent set forth in
Section 3, Tenant shall pay its share, which is defined on Page 1, of all Operating Expenses as Additional Rent. The term "Operating Expenses" as used herein shall mean the total reasonable and industry-standard amounts paid or payable by Landlord in connection with the ownership, maintenance, repair and operation of the Premises, the Building and the Lot, and where applicable, of the Park referred to on Page 1. The amount of


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Tenant's share of Operating Expenses shall be reviewed from time to time by
Landlord and shall be subject to modification by Landlord as reasonably determined by Landlord. These Operating Expenses may include, but are not limited to:

                  6.1.1 Landlord's cost of repairs to, and maintenance of, the roof, the roof membrane and the exterior walls of the Building;

                  6.1.2 Landlord's cost of maintaining the outside paved area, landscaping and other common areas for the Park. The term "Common Area" shall mean all areas and facilities within the Park exclusive of the Premises and the other portions of the Park leased exclusively to other tenants. The Common Area includes, but is not limited to, interior lobbies, mezzanines, parking areas, access and perimeter roads, sidewalks, rail spurs, landscaped areas and similar areas and facilities;

                  6.1.3 Landlord's annual cost of insurance insuring against fire and extended coverage (including, if Landlord elects, "all risk" coverage) and all other reasonable and industry-standard insurance, including, but not limited to, earthquake, flood and/or surface water endorsements for the Building, the Lot and the Park (including the Common Area), rental value insurance against loss of Rent in an amount equal to the amount of Rent for a period of at least six (6) months commencing on the date of loss, and subject to the provisions of
         Section 27 below, any deductible;

                  6.1.4 Landlord's cost of modifications to the Building, the Common Area and/or the Park [occasioned] required by any rules, laws or regulations effective subsequent to the date on which the Building was originally constructed;

                  6.1.5 Landlord's cost of modifications to the Building, the Common Area and/or the Park [occasioned] required by any rules, laws or regulations arising from Tenant's use of the Premises regardless of when such rules, laws or regulations became effective;

                  6.1.6 If Landlord elects to so procure, Landlord's cost of preventative maintenance, and repair contracts including, but not limited to, [contracts for elevator systems] and heating, ventilation and air conditioning systems, lifts for disabled persons, and trash or refuse collection;

                  6.1.7 Landlord's cost of security and fire protection services for the Building and/or the Park, as the case may be, if in Landlord's sole reasonable discretion such services are provided;

                  6.1.8 Landlord's establishment of reasonable reserves for replacements and/or repairs of Common Area improvements, equipment and supplies;

                  [6.1.9    Landlord's cost for the maintenance and repair of
         any rail spur and rail crossing, and for the creation and negotiation of, and pursuant to, any rail spur or track agreements, licenses, easements or other similar undertakings;]

                  6.1.10 Landlord's cost of supplies, equipment, rental equipment and other similar items used in the direct operation and/or maintenance of the Park; and

                  6.1.11 Landlord's cost for the repairs and maintenance items set forth in Section 11.2 below.

         6.2      TAX EXPENSES: In addition to the Base Rent set forth in
Section 3, Tenant shall pay its share, which is defined on Page 1, of all real property taxes applicable to the land and improvements included within the Lot on which the Premises are situated and one hundred percent (100%) of all personal property taxes now or hereafter assessed or levied against the Premises or Tenant's personal property. The amount of Tenant's share of Tax Expenses shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord as reasonably determined by Landlord. Tenant shall also pay one hundred percent (100%) of any increase in real property taxes attributable, in Landlord's sole discretion, to any and all alterations, Tenant Improvements or other improvements of any kind, which are above standard improvements customarily installed for similar buildings located within the Building or the Park (as applicable), whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant. The term "Tax Expenses" shall mean and include, without limitation, any form of tax and assessment (general, special, supplemental, ordinary or extraordinary), commercial rental tax, payments under any improvement bond or bonds, license, rental tax, transaction tax, levy, or penalty imposed by authority having the direct or indirect power of tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof) as against any legal or equitable interest of Landlord in the Premises, the Building, the Lot or the Park, as against Landlord's right to rent or other income therefrom, or as against Landlord's business of leasing the Premises or the occupancy of Tenant or any other tax, fee, or excise, however described, including, but not limited to, any value added tax, or any tax imposed in substitution (partially or totally) of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property taxes. The term "Tax Expenses" shall not include any franchise, estate, inheritance, net income, or excess profits tax imposed upon Landlord.

         6.3 ADMINISTRATIVE EXPENSES: In addition to the Base Rent set forth in Section 3 hereof, Tenant shall pay Landlord, without prior notice or demand, on the first (1st) day of each month throughout the term of this Lease (including any extensions of such term), as compensation to Landlord for accounting and management services rendered on behalf of the Building and/or the Park, one-twelfth (1/12th) of an amount equal to ten percent (10%) of the estimated amount of the aggregate of the Tenant's share of (i) the total Operating Expenses and Tax Expenses as described in Sections 6.1 and 6.2 above, respectively, and (ii) all Common Area Utility Costs for the Park and the Premises as described in Section 7 below; as such amounts are estimated by Landlord in accordance with the provisions of Section 6.4 below (collectively, the "Administrative Expenses"). Tenant's obligations to pay such Administrative Expenses shall survive the expiration or earlier termination of this Lease.


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         6.4      PAYMENT OF EXPENSES: Landlord shall estimate Tenant's share of the Operating Expenses and Tax Expenses for the calendar year in which the Lease commences. Commencing on the Commencement Date, one-twelfth (1/12th) of this estimated amount shall be paid by Tenant to Landlord, as Additional Rent, on the first (1st) day of each month and throughout the remaining months of such calendar year. Thereafter, Landlord may estimate such expenses as of the beginning of each calendar year and Tenant shall pay one-twelfth (1/12th) of such estimated amount as Additional Rent hereunder on the first day of each month during such calendar year and for each ensuing calendar year throughout the term of this Lease (including any extensions of the term). By April 30th of each of the following calendar years, or as soon thereafter as reasonably possible, including the calendar year after the calendar year in which this Lease terminates or the term expires, Landlord shall endeavor to furnish Tenant with an a written accounting of actual Operating Expenses and Tax Expenses. Within thirty (30) days of Landlord's delivery of such accounting, Tenant shall pay to Landlord the amount of any underpayment. Notwithstanding the foregoing, failure by Landlord to give such accounting by such date shall not constitute a waiver by Landlord of its right to collect any of Tenant's underpayment at any time. Landlord shall credit the amount of any overpayment by Tenant toward the next estimated monthly installment(s) falling due, or where the term of the Lease has expired, refund the amount of overpayment to Tenant. Tenant, at its sole cost and expense through any certified public accountant designated by it, shall have the right to examine and/or audit the books and records evidencing such costs and expenses for the previous one (1) calendar year, during Landlord's reasonable business hours and not more frequently than once during any calendar year. Tenant's obligations to pay its share of Operating Expenses and Tax Expenses shall survive the expiration or earlier termination of this Lease.

         6.5 ANNUAL RECONCILIATION: If the term of the Lease expires prior to the annual reconciliation of expenses, if any, Landlord shall have the right to reasonably estimate Tenant's share of such expenses, and if Landlord determines that an underpayment is due, Tenant hereby agrees that Landlord shall be entitled to deduct such underpayment from Tenant's Security Deposit. If Landlord reasonably determines that an overpayment has been made by Tenant, Landlord shall refund said overpayment to Tenant as soon as practicable thereafter, but in any event, no later than ninety (90) days after such expiration. Notwithstanding the foregoing, failure of Landlord to accurately estimate Tenant's share of such expenses or to otherwise perform such reconciliation of expenses, including, without limitation, Landlord's failure to deduct any portion of any underpayment from Tenant's Security Deposit, shall not constitute a waiver of Landlord's right to collect any of Tenant's underpayment at any time during the term of the Lease or at any time after the expiration or earlier termination of this Lease.

7. UTILITIES: Utility Expenses, Common Area Utility Costs and all other sums or charges set forth in this Section 7 are considered part of Additional Rent. Tenant shall pay the cost of all water, sewer use, sewer discharge fees and sewer connection fees, gas, heat, electricity, refuse pickup, janitorial service, telephone and other utilities billed or metered separately to the Premises and/or Tenant. Tenant shall also pay its reasonable share of any assessments or charges for utility or similar purposes included within any tax bill for the Lot on which the Premises are situated, including, without limitation, entitlement fees, allocation unit fees, and/or any similar fees or charges, and any penalties related thereto. For any such utility fees or use charges that are not billed or metered separately to Tenant, Tenant shall pay to Landlord, as Additional Rent, without prior notice or demand, on the first (1st) day of each month throughout the term of this Lease the amount which is attributable to Tenant's use of the utilities or similar services, as reasonably estimated and determined by Landlord based upon factors such as size of the Premises and intensity of use of such utilities by Tenant such that Tenant shall pay the portion of such charges reasonably consistent with Tenant's use of such utilities and similar services ("Utility Expenses"). If Tenant disputes any such estimate or determination, then Tenant shall either pay the estimated amount or cause the Premises to be separately metered at Tenant's sole expense. In addition, Tenant shall pay to Landlord its share, which is described on Page 1, as Additional Rent, without prior notice or demand, on the first (1st) day of each month throughout the term of this Lease, of any Common Area utility costs, fees, charges or expenses ("Common Area Utility Costs"). Tenant shall pay to Landlord one-twelfth (1/12th) of the estimated amount of Tenant's share of the Common Area Utility Costs in the same manner and time periods as specified in
Section 6.4 above and any reconciliation thereof shall also be in the same manner as specified in Sections 6.4 and 6.5 above. The amount of Tenant's share of Common Area Utility Costs shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord as reasonably determined by Landlord. Tenant acknowledges that the Premises may become subject to the rationing of utility services or restrictions on utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Notwithstanding any such rationing or restrictions on use of any such utility services, Tenant acknowledges and agrees that its tenancy and occupancy hereunder shall be subject to such rationing restrictions as may be imposed upon Landlord, Tenant, the Premises, the Building or the Park, and Tenant shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Tenant by reason of any such rationing or restrictions. Tenant further agrees to timely and faithfully pay, prior to delinquency, any amount, tax, charge, surcharge, assessment or imposition levied, assessed or imposed upon the Premises, or Tenant's use and occupancy thereof, or as a result directly or indirectly of any such rationing or restrictions.

8. LATE CHARGES: Any and all sums or charges set forth in this Section 8 are considered part of Additional Rent. Tenant acknowledges that late payment (the [second]sixth day of each month or anytime thereafter) by Tenant to Landlord of Base Rent, Tenant's share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses, Administrative Expenses or other sums due hereunder, will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any note secured by any encumbrance against the Premises, and late charges and penalties due to the late payment of real property taxes on the Premises. Therefore, if any installment of Rent or any other sum due from Tenant is not received by Landlord [when due], within five (5) days of the due date, Tenant shall promptly pay to Landlord all of the following, as applicable: (a) an additional sum equal to five percent (5%) of such delinquent amount as a late charge for the first instance during any calendar year in which Landlord does not receive Rent within such 5-day period; seven percent (7%) of such delinquent amount as a late charge for the second instance during any calendar year in which Landlord does not receive Rent with such 5-day period and ten percent (10%) of such delinquent amount as a late charge for each and every successive instance during any calendar year in which Landlord does not receive Rent within said 5-day period, plus interest on such delinquent amount at the rate equal to the prime rate plus three percent (3%) for the time period such payments are delinquent as a

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late charge for every month or portion thereof that such sums remain unpaid, (b)
the amount of seventy-five dollars ($75) for each three-day notice prepared for, or served on, Tenant, (c) the amount of fifty dollars ($50) relating to checks for which there are not sufficient funds. If Tenant delivers to Landlord a check for which there are not sufficient funds, Landlord may, at its sole option, require Tenant to replace such check with a cashier's check for the amount of such check and all other charges payable hereunder. The parties agree that this late charge and the other charges referenced above represent a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge or other charges shall not constitute a waiver by Landlord of Tenant's default with respect to the delinquent amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord for any other breach of Tenant under this Lease. If a late charge or other charge becomes payable for any three (3) installments of Rent within any twelve (12) month period, then Landlord, at Landlord's sole option, can either require the Rent be paid quarterly in advance, or be paid monthly in advance by cashier's check or by electronic funds transfer.

9.      USE OF PREMISES:

         9.1 PERMITTED USES: Tenant shall only use the Premises for purposes of office uses and warehouse uses for sale, assembly, light manufacturing, testing, engineering, research and development and storage of process control instruments, but only to the extent such uses meet all of the following criteria: (i) such uses are permitted by the City of Fremont and any and all entities having jurisdiction over the Premises, the Building and/or the Park; (ii) such uses are disclosed in the Tenant's Initial HazMat Certificate (defined below in Section 29) attached hereto; and (iii) such uses are in strict compliance with all of the provisions of this Section 9 and of Section 29 below. Tenant and Tenant's Representatives may not, in any event or circumstance, use any portion of the Premises for purposes of the following: (a) the filling of gas permeation or other devices; and (b) the use and/or storage of any gas cylinders used for the filling of gas permeation or other devices at the Premises or at Tenant's operations conducted at Tenant's other facilities.

        9.[1]2     COMPLIANCE WITH LAWS, RECORDED MATTERS, AND RULES AND
REGULATIONS: The Premises are to be used solely for the uses stated in Section
9.1 above and for no other uses or purposes without Landlord's prior written consent, which consent may be given or withheld in Landlord's sole discretion. The use of the Premises by Tenant and its employees, representatives, agents, invitees, licensees, subtenants, customers or contractors (collectively, "Tenant's Representatives") shall be subject to, and at all times in compliance with, (a) any and all applicable laws, ordinances, statutes, orders and regulations as same exist from time to time (collectively, the "Laws"), (b) any and all documents, matters or instruments, including without limitation, any declarations of covenants, conditions and restrictions, and any supplements thereto, each of which has already been [or hereafter is] recorded in any official or public records with respect to the Premises, the Building, the Lot and/or the Park, or any portion thereof prior to the Commencement Date (collectively, the "Recorded Matters"), and any Recorded Matters which Landlord may elect to record after the Commencement Date of this Lease ("Future Recorded Matters") to the extent Landlord delivers to Tenant prior notice of any such Future Recorded Matters and Tenant's use of the Premises is not prevented or substantially impaired by virtue of such Future Recorded Matters, and (c) any and all rules and regulations set forth in Exhibit C, attached to and made a part of this Lease, and any other reasonable rules and regulations promulgated by Landlord now or hereafter enacted relating to parking and the operation of the Premises, the Building and the Park (collectively, the "Rules and Regulations"). Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Premises are adequate to fully meet the needs and requirements of Tenant's intended operations of its business within the Premises, and Tenant's use of the Premises and that same are in compliance with all applicable Laws.

         9.[2]3     PROHIBITION ON USE: Tenant shall not use the Premises or
permit anything to be done in or about the Premises nor keep or bring anything therein which will in any way conflict with any of the requirements of the Board of Fire Underwriters or similar body now or hereafter constituted or in any way increase the existing rate of or affect any policy of fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy. No auctions may be held or otherwise conducted in, on or about the Premises, the Building, the Lot or the Park without Landlord's written consent thereto, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of Landlord, other tenants or occupants of the Building, other buildings in the Park, or other persons or businesses in the area, or injure or annoy other tenants or use or allow the Premises to be used for any unlawful or objectionable purpose, as determined by Landlord, in its reasonable discretion, for the benefit, quiet enjoyment and use by Landlord and all other tenants or occupants of the Building or other buildings in the Park; nor shall Tenant cause, maintain or permit any private or public nuisance in, on or about the Premises, Building, Park and/or the Common Area, including, but not limited to, any offensive odors, noises, fumes or vibrations. Tenant shall not damage or deface or otherwise commit or suffer to be committed any waste in, upon or about the Premises. Tenant shall not place or store, nor permit any other person or entity to place or store, any property, equipment, materials, supplies, personal property or any other items or goods outside of the Premises for any period of time. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises. Tenant shall place no loads upon the floors, walls, or ceilings in excess of the maximum designed load permitted by the applicable Uniform Building Code or which may damage the Building or outside areas; nor place any harmful liquids in the drainage systems; nor dump or store waste materials, refuse or other such materials, or allow such to remain outside the Building area, except in refuse dumpsters or in any enclosed trash areas provided. Tenant shall honor the terms of all Recorded Matters and, subject to the provisions of Section 9.2 above, Future Recorded Matters relating to the Premises, the Building, the Lot and/or the Park. Tenant shall honor the Rules and Regulations. [If Tenant fails to comply with such Laws, Recorded Matters, Rules and Regulations or the provisions of this Lease, Landlord shall have the right to collect from Tenant a reasonable sum as a penalty, in addition to all rights and remedies of Landlord hereunder including, but not limited to, the payment by Tenant to Landlord of all Enforcement Expenses and Landlord's costs and expenses, if any, to cure any of such failures of Tenant, if Landlord, at its sole option, elects to undertake such cure.]

10.     ALTERATIONS AND ADDITIONS; AND SURRENDER OF PREMISES:

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         10.1     ALTERATIONS AND ADDITIONS: Tenant shall not install any signs, fixtures, improvements, nor make or permit any other alterations or additions to the Premises without the prior written consent of Landlord. , which consent shall not be withheld or delayed unreasonably If any such alteration or addition is expressly permitted by Landlord, Tenant shall deliver at least twenty (20) ten (10) days prior notice to Landlord, from the date Tenant intends to commence construction, sufficient to enable Landlord to post a Notice of Non-Responsibility. In all events, Tenant shall obtain all permits or other governmental approvals prior to commencing any of such work and deliver a copy of same to Landlord. All alterations and additions shall be installed by a licensed contractor reasonably approved by Landlord, at Tenant's sole expense in compliance with all applicable Laws (including, but not limited to, the ADA as defined herein), Recorded Matters, subject to the provisions of Section 9.2 above, Future Recorded Matters, and Rules and Regulations. Tenant shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. As a condition to Landlord's consent to the installation of any fixtures, additions or other improvements, Landlord may require Tenant to post and obtain a completion and indemnity bond for up to one hundred fifty percent (150%) of the cost of the work.

         10.2 SURRENDER OF PREMISES: Upon the termination of this Lease, whether by forfeiture, lapse of time or otherwise, or upon the termination of Tenant's right to possession of the Premises, Tenant will at once surrender and deliver up the Premises, together with the fixtures, furnishings, additions and improvements which Landlord has notified Tenant, in writing, that Landlord will require Tenant not to remove, to Landlord in good condition and repair including, but not limited to, replacing all light bulbs and ballasts not in good working condition, excepting for reasonable wear and tear. Reasonable wear and tear shall not include any damage or deterioration to the floors of the Premises arising from the use of forklifts in, on or about the Premises (including, without limitation, any marks or stains of any portion of the floors), and any damage or deterioration that would have been prevented by proper maintenance by Tenant or Tenant otherwise performing all of its obligations under this Lease. Upon such termination of this Lease, Tenant shall remove all tenant signage, trade fixtures, furniture, furnishings, personal property, additions, and other improvements unless Landlord requests, in writing, that Tenant not remove some or all of such trade fixtures, furniture, furnishings, additions or improvements installed by, or on behalf of Tenant or situated in or about the Premises. By the date which is twenty (20) days prior to such termination of this Lease, Landlord shall notify Tenant in writing of those fixtures, alterations, furniture, furnishings, trade fixtures, additions and other improvements which Landlord shall require Tenant not to remove from the Premises. Tenant shall repair any damage caused by the installation or removal of such signs, trade fixtures, furniture, furnishings, fixtures, additions and improvements which are to be removed from the Premises by Tenant hereunder. If Landlord fails to so notify Tenant at least twenty (20) days prior to such termination of this Lease, then Tenant shall remove all tenant signage, fixtures, alterations, furniture, furnishings, trade fixtures, additions and other improvements installed in or about the Premises by, or on behalf of Tenant. Tenant shall ensure that the removal of such items and the repair of the Premises will be completed prior to such termination of this Lease.

11.      REPAIRS AND MAINTENANCE:

         11.1 TENANT'S REPAIRS AND MAINTENANCE OBLIGATIONS: Except for those portions of the Building to be maintained by Landlord, as provided in Section
11.2 below, Tenant shall, at Tenant's sole cost and expense, keep and maintain the Premises and the adjacent areas (including, without limitation, any portion of the Common Area used by Tenant or Tenant's Representatives) in good, clean and safe condition and repair to the satisfaction of Landlord including, but not limited to, repairing any damage caused by Tenant or Tenant's Representatives and replacing any property so damaged by Tenant or Tenant's Representatives. Without limiting the generality of the foregoing, Tenant shall be solely responsible for maintaining, repairing and replacing (a) all mechanical systems, heating, ventilation and air conditioning systems, (b) all plumbing, electrical wiring and equipment serving the Premises, (c) all interior lighting (including, without limitation, light bulbs and/or ballasts) and exterior lighting serving the Premises or adjacent to the Premises, (d) all glass, windows, window frames, window casements, skylights, interior and exterior doors, door frames and door closers, (e) all roll-up doors, ramps and dock equipment including without limitation, dock bumpers, dock plates, dock seals, dock levelers and dock lights, (f) all tenant signage, [(g) lifts for disabled persons serving the Premises,] (h) sprinkler systems, fire protection systems and security systems,
(i) all partitions, fixtures, equipment, interior painting, and interior walls and floors of the Premises and every part thereof (including, without limitation, any demising walls contiguous to any portion of the Premises). Tenant's obligation to keep, maintain, preserve and repair the Premises and the adjacent area shall specifically extend to the cleanup and removal of any and all Hazardous Materials (hereafter defined) occurring in, on or about the Premises. Notwithstanding anything to the contrary contained herein, Landlord shall cause all mechanical, (including but not limited to heating ventilating, and air conditioning systems) electrical and plumbing systems to be in good working order prior to the Commencement Date of this Lease.

         11.2 REIMBURSABLE REPAIRS AND MAINTENANCE OBLIGATIONS: Subject to the provisions of Sections 6 and 9 of this Lease and except for (i) the obligations of Tenant set forth in Section 11.1 above, and (ii) the repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or Tenant's Representatives, Landlord agrees, at Landlord's expense, subject to reimbursement pursuant to Section 6 above, to keep in good repair the plumbing and mechanical systems exterior to the Premises, [any rail spur and rail crossing,] the roof, roof membranes, exterior walls of the Building, signage (exclusive of tenant signage), and exterior electrical wiring and equipment, exterior lighting, exterior glass, exterior doors and entrances, exterior window casements, exterior doors and door closers, exterior painting of the Building (exclusive of the Premises), and underground utility and sewer pipes outside the exterior walls of the Building. For purposes of this Section 11.2, the term "exterior" shall mean exterior to, and not serving the Premises. Unless otherwise notified by Landlord, in writing, that Landlord has elected to procure and maintain the following described contract(s), Tenant shall procure and maintain (a) the heating, ventilation and air conditioning systems preventative maintenance and repair contract(s); such contract(s) to be on a bi-monthly or quarterly basis, as reasonably determined by Landlord, and (b) the fire and

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sprinkler protection services and preventative maintenance and repair contract(s) (including, without limitation, monitoring services); such contract(s) to be on a bi-monthly or quarterly basis, as reasonably determined by Landlord. Landlord reserves the right, but without the obligation to do so, to procure and maintain at commercially competitive rates (i) the heating, ventilation and air conditioning systems preventative maintenance and repair contract(s), and/or (ii) the fire and sprinkler protection services and preventative maintenance and repair contract(s) (including, without limitation, monitoring services). If Landlord so elects to procure and maintain any such contract(s), Tenant will reimburse Landlord for the cost thereof in accordance with the provisions of Section 6 above. If Tenant procures and maintains any of such contract(s), Tenant will promptly deliver to Landlord a true and complete copy of (x) each such contract and any and all renewals or extensions thereof, and (y) each service report or other summary received by Tenant pursuant to or in connection with such contract(s). Notwithstanding anything to the contrary contained herein, should Landlord elect to re-paint the exterior of the buildings in the Park, Landlord shall amortize such cost over a minimum of two
(2) calendar years for purposes of calculating Tenant's Operating Expenses pursuant to Section 6 herein.

         11.3 LANDLORD'S REPAIRS AND MAINTENANCE OBLIGATIONS: Except for repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or Tenant's Representatives, Landlord agrees, at Landlord's sole cost and expense, to (a) keep in good repair the structural portions of the floors, foundations and exterior perimeter walls of the Building (exclusive of glass and exterior doors), and (b) replace the structural portions of the roof of the Building (excluding the roof membrane) as, and when, Landlord determines such replacement to be necessary in Landlord's sole discretion.

         11.4     TENANT'S FAILURE TO PERFORM REPAIRS AND MAINTENANCE
OBLIGATIONS: Except for normal maintenance and repair of the items described above, Tenant shall have no right of access to or right to install any device on the roof of the Building nor make any penetrations of the roof of the Building without the express prior written consent of Landlord., which consent shall not be withheld or delayed unreasonably. If Tenant refuses or neglects to repair and maintain the Premises and the adjacent areas properly as required herein and to the reasonable satisfaction of Landlord, Landlord may, but without obligation to do so, at any time make such repairs and/or maintenance without Landlord having any liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures or other property, or to Tenant's business by reason thereof, except to the extent any damage is caused by the willful misconduct or gross negligence of Landlord or its authorized agents and representatives. In the event Landlord makes such repairs and/or maintenance, upon completion thereof Tenant shall pay to Landlord, as additional rent, the Landlord's reasonable costs for making such repairs and/or maintenance, plus [twenty (20%)] ten (10%) percent for overhead, upon presentation of a bill therefor, plus any Enforcement Expenses. The obligations of Tenant hereunder shall survive the expiration of the term of this Lease or the earlier termination thereof. Tenant hereby waives any right to repair at the expense of Landlord under any applicable Laws now or hereafter in effect respecting the Premises.

12.      INSURANCE:

         12.1 TYPES OF INSURANCE: Tenant shall maintain in full force and effect at all times during the term of this Lease, at Tenant's sole cost and expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a carrier or carriers acceptable to Landlord and its lender(s) which afford the following coverages: (i) worker's compensation: statutory limits; (ii) employer's liability, as required by law, with a minimum limit of $100,000 per employee and $500,000 per occurrence; (iii) commercial general liability insurance (occurrence form) providing coverage against any and all claims for bodily injury and property damage occurring in, on or about the Premises arising out of Tenant's and Tenant's Representatives' use and/or occupancy of the Premises. Such insurance shall include coverage for blanket contractual liability, fire damage, premises, personal injury, completed operations, products liability, personal and advertising, and a plate-glass rider to provide coverage for all glass in, on or about the Premises including, without limitation, skylights, with deletion of the exclusion for operations within fifty (50) feet of a railroad track (railroad protective liability), if applicable. Such insurance shall have a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence with a Two Million Dollar ($2,000,000) aggregate limit [and excess umbrella insurance in the amount of Two Million Dollars ($2,000,000)]. If Tenant has other locations which it owns or leases, the policy shall include an aggregate limit per location endorsement. If necessary, as reasonably determined by Landlord, Tenant shall provide for restoration of the aggregate limit; (iv) comprehensive automobile liability insurance: a combined single limit of not less than $2,000,000 per occurrence and insuring Tenant against liability for claims arising out of the ownership, maintenance, or use of any owned, hired or non-owned automobiles; (v) "all risk" property insurance, including without limitation, sprinkler leakage, boiler and machinery comprehensive form, if applicable, covering damage to or loss of any personal property, trade fixtures, inventory, fixtures and equipment located in, on or about the Premises, and in addition, coverage for flood, earthquake, and business interruption of Tenant, together with, if the property of Tenant's invitees is to be kept in the Premises, warehouser's legal liability or bailee customers insurance for the full replacement cost of the property belonging to invitees and located in the Premises. Such insurance shall be written on a replacement cost basis (without deduction for depreciation) in an amount equal to one hundred percent (100%) of the full replacement value of the aggregate of the items referred to in this subparagraph (v); and (vi) such other insurance as Landlord deems necessary and prudent or as may otherwise be required by any of Landlord's lenders or joint venture partners.

         12.2 INSURANCE POLICIES: Insurance required to be maintained by Tenant shall be written by companies (i) licensed to do business in the State of California, (ii) domiciled in the United States of America, and (iii) having a "General Policyholders Rating" of at least A:X (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "Best's Insurance Reports." Any deductible amounts under any of the insurance policies required hereunder shall not exceed One Thousand Dollars ($1,000). Tenant shall deliver to Landlord certificates of insurance and true and complete copies of any and all endorsements required herein for all insurance required to be maintained by Tenant hereunder at the time of execution of this Lease by Tenant. Tenant shall, at least thirty (30) days prior to expiration of each policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to modification except after thirty
(30) days prior written notice to the parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten (10) days' notice has been given to Landlord). Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms of this Lease under a blanket insurance policy, provided such blanket policy expressly affords coverage for the Premises and for Landlord as required by this Lease.

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         12.3     ADDITIONAL INSUREDS AND COVERAGE: Landlord, any property
management company and/or agent of Landlord for the Premises, the Building, the Lot or the Park, any lender(s) of Landlord having a lien against the Premises, the Building, the Lot or the Park, and any joint venture partners of Landlord shall be named as additional insureds under all of the policies required in
Section 12.1(iii) above. Additionally, such policies shall provide for severability of interest. All insurance to be maintained by Tenant shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance maintained by Landlord. Any umbrella liability policy or excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Tenant shall not limit Tenant's liability under this Lease. It is the parties' intention that the insurance to be procured and maintained by Tenant as required herein shall provide coverage for any and all damage or injury arising from or related to Tenant's operations of its business and/or Tenant's or Tenant's Representatives' use of the Premises and/or any of the areas within the Park, whether such events occur within the Premises (as described in Exhibit A hereto) or in any other areas of the Park. It is not contemplated or anticipated by the parties that the aforementioned risks of loss be borne by Landlord's insurance carriers, rather it is contemplated and anticipated by Landlord and Tenant that such risks of loss be borne by Tenant's insurance carriers pursuant to the insurance policies procured and maintained by Tenant as required herein.

         12.4 FAILURE OF TENANT TO PURCHASE AND MAINTAIN INSURANCE: In the event Tenant does not purchase the insurance required in this Lease or keep the same in full force and effect throughout the term of this Lease (including any renewals or extensions), Landlord may, but without obligation to do so, purchase the necessary insurance and pay the premiums therefor. If Landlord so elects to purchase such insurance, Tenant shall pay to Landlord, as additional rent, the amount so paid by Landlord promptly upon Landlord's demand therefor. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as additional rent, any and all Enforcement Expenses and damages which Landlord may sustain by reason of Tenant's failure to obtain and maintain such insurance. If Tenant fails to maintain any insurance required in this Lease, Tenant shall be liable for all losses, damages and costs resulting from such failure.

13. WAIVER OF SUBROGATION: Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss of, or damage to, either parties' property to the extent that such loss or damage is insured by an insurance policy required to be in effect at the time of such loss or damage. Each party shall obtain any special endorsements, if required by its insurer whereby the insurer waives its rights of subrogation against the other party. This provision is intended to waive fully, and for the benefit of the parties hereto, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier. The coverage obtained by Tenant pursuant to
Section 12 of this Lease shall include, without limitation, a waiver of subrogation endorsement attached to the certificate of insurance. The provisions of this Section 13 shall not apply in those instances in which such waiver of subrogation would invalidate such insurance coverage or would cause either party's insurance coverage to be voided or otherwise uncollectible.

14. LIMITATION OF LIABILITY AND INDEMNITY: Except for damage resulting from the [sole active] gross negligence or willful misconduct of Landlord or its authorized representatives, Tenant agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and Landlord's lender(s), partners, employees, representatives, legal representatives, successors and assigns (collectively, the "Indemnitees") harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, Tenant's or Tenant's Representatives' use of the Premises, Building and/or the Park, or the conduct of Tenant's business, or from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises, or in any way connected with the Premises or with the improvements or personal property therein, including, but not limited to, any liability for injury to person or property of Tenant, Tenant's Representatives, or third party persons. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

         Except for damage resulting from the [sole active] gross negligence or willful misconduct of Landlord or its authorized representatives, Landlord shall not be liable to Tenant for any loss or damage to Tenant or Tenant's property, for any injury to or loss of Tenant's business or for any damage or injury to any person from any cause whatsoever, including, but not limited to, any acts, errors or omissions by or on behalf of any other tenants or occupants of the Building and/or the Park. Tenant shall not, in any event or circumstance, be permitted to offset or otherwise credit against any payments of Rent required herein for matters for which Landlord may be liable hereunder. Landlord and its authorized representatives shall not be liable for any interference with light or air, or for any latent defect in the Premises or the Building related to any improvements made to the Premises or the Building after the original construction of the Building. To the fullest extent permitted by law, Tenant agrees that neither Landlord nor any of Landlord's lender(s), partners, employees, representatives, legal representatives, successors and assigns shall at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, liability, injury, death or damage to persons or property which at any time may be suffered or sustained by Tenant or by any person(s) whomsoever who may at any time be using, occupying or visiting the Premises, the Building or the Park.

15.      ASSIGNMENT AND SUBLEASING:

         15.1 PROHIBITION: Tenant shall not assign, mortgage, hypothecate, encumber, grant any license or concession, pledge or otherwise transfer this Lease (collectively, "assignment"), in whole or in part, whether voluntarily or involuntarily or by operation of law, nor sublet or permit occupancy by any person other than Tenant of all or any portion of the Premises without first obtaining the prior written consent of Landlord, which consent shall not be [unreasonably] withheld or delayed unreasonably. Tenant hereby agrees that Landlord may withhold its consent to any proposed sublease or assignment if the proposed sublessee or assignee or its business is subject to compliance with additional requirements of the ADA (defined below) beyond those requirements which are applicable to Tenant, unless the proposed sublessee or assignee shall
(a) first deliver plans and specifications for complying with

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such additional requirements and obtain Landlord's written consent thereto, and
(b) comply with all Landlord's conditions for or contained in such consent, including without limitation, requirements for security to assure the lien-free completion of such improvements. If Tenant seeks to sublet or assign all or any portion of the Premises, Tenant shall deliver to Landlord at least [thirty (30)] twenty (20) days prior to the proposed commencement of the sublease or assignment (the "Proposed Effective Date") the following: (i) the name of the proposed assignee or sublessee; (ii) such information as to such assignee's or sublessee's financial responsibility and standing as Landlord may reasonably require; and (iii) the aforementioned plans and specifications, if any. Within ten (10) days after Landlord's receipt of a written request from Tenant that Tenant seeks to sublet or assign all or any portion of the Premises, Landlord shall deliver to Tenant a copy of Landlord's standard form of sublease or assignment agreement (as applicable), which instrument shall be utilized for each proposed sublease or assignment (as applicable), and such instrument shall include a provision whereby the assignee or sublessee assumes all of Tenant's obligations hereunder and agrees to be bound by the terms hereof. As Additional Rent hereunder, Tenant shall pay to Landlord a fee in the amount of five hundred dollars ($500) plus Tenant shall reimburse Landlord for actual legal and other expenses incurred by Landlord in connection with any actual or proposed assignment or subletting. In the event the sublease (1) by itself or taken together with prior sublease(s) covers or totals, as the case may be, more than twenty-five percent (25%) of the rentable square feet of the Premises or (2) is for a term which by itself or taken together with prior or other subleases is greater than fifty percent (50%) of the period remaining in the term of this Lease as of the time of the Proposed Effective Date, then Landlord shall have the right, to be exercised by giving written notice to Tenant, to recapture the space described in the sublease. If such recapture notice is given, it shall serve to terminate this Lease with respect to the proposed sublease space, or, if the proposed sublease space covers all the Premises, it shall serve to terminate the entire term of this Lease, in either case as of the Proposed Effective Date. However, no termination of this Lease with respect to part or all of the Premises shall become effective without the prior written consent, where necessary, of the holder of each deed of trust encumbering the Premises or any part thereof. If this Lease is terminated pursuant to the foregoing with respect to less than the entire Premises, the Rent shall be adjusted on the basis of the proportion of square feet retained by Tenant to the square feet originally demised and this Lease as so amended shall continue thereafter in full force and effect. Each permitted assignee or sublessee shall assume and be deemed to assume this Lease and shall be and remain liable jointly and severally with Tenant for payment of Rent and for the due performance of, and compliance with all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed or complied with, for the term of this Lease. No assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease. Tenant hereby acknowledges and agrees that it understands that Landlord's accounting department may process and accept Rent payments without verifying that such payments are being made by Tenant, a permitted sublessee or a permitted assignee in accordance with the provisions of this Lease. Although such payments may be processed and accepted by such accounting department personnel, any and all actions or omissions by the personnel of Landlord's accounting department shall not be considered as acceptance by Landlord of any proposed assignee or sublessee nor shall such actions or omissions be deemed to be a substitute for the requirement that Tenant obtain Landlord's prior written consent to any such subletting or assignment, and any such actions or omissions by the personnel of Landlord's accounting department shall not be considered as a voluntary relinquishment by Landlord of any of its rights hereunder nor shall any voluntary relinquishment of such rights be inferred therefrom. For purposes hereof, in the event Tenant is a corporation, partnership, joint venture, trust or other entity other than a natural person, any change in the direct or indirect ownership of Tenant (whether pursuant to one or more transfers other than any public trading of the outstanding shares (stock) of Tenant which does not result in a significant change of the management and control of Tenant) which results in a change of more than fifty percent (50%) in the direct or indirect ownership of Tenant shall be deemed to be an assignment within the meaning of this Section 15 and shall be subject to all the provisions hereof. Any and all options, first rights of refusal, tenant improvement allowances and other similar rights granted to Tenant in this Lease, if any, shall not be assignable by Tenant unless expressly authorized in writing by Landlord.

         15.2 EXCESS SUBLEASE RENTAL OR ASSIGNMENT CONSIDERATION: In the event of any sublease or assignment of all or any portion of the Premises where the rent or other consideration provided for in the sublease or assignment either initially or over the term of the sublease or assignment exceeds the Rent or pro rata portion of the Rent, as the case may be, for such space reserved in the Lease, Tenant shall pay the Landlord monthly, as additional rent, at the same time as the monthly installments of Rent are payable hereunder, fifty percent (50%), (after deducting from the total excess Rent Tenant's reasonable and industry-standard costs for such subletting, including, but not limited to, brokerage commissions, advertising fees, and tenant improvements), of the excess of each such payment of rent or other consideration in excess of the Rent called for hereunder.

         15.3 WAIVER: Notwithstanding any assignment or sublease, or any indulgences, waivers or extensions of time granted by Landlord to any assignee or sublessee, or failure by Landlord to take action against any assignee or sublessee, Tenant waives notice of any default of any assignee or sublessee and agrees that Landlord may, at its option, proceed against Tenant without having taken action against or joined such assignee or sublessee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such assignee or sublessee.

16. AD VALOREM TAXES: Prior to delinquency, Tenant shall pay all taxes and assessments levied upon trade fixtures, alterations, additions, improvements, inventories and personal property located and/or installed on or in the Premises by, or on behalf of, Tenant; and if requested by Landlord, Tenant shall promptly deliver to Landlord copies of receipts for payment of all such taxes and assessments. To the extent any such taxes ar not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced by Landlord.

17. SUBORDINATION: Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any bona fide mortgagee or deed of trust beneficiary with a lien on all or any portion of the Premises or any ground lessor with respect to the land of which the Premises are a part, the rights of Tenant under this Lease and this Lease shall be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, the Lot, ground leases

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
or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord or any such ground lessor, mortgagee, or any beneficiary shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination and upon the request of such successor to Landlord, attorn to and become the Tenant of the successor in interest to Landlord, provided such successor in interest will not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in default of the terms and provisions of this Lease. The successor in interest to Landlord following foreclosure, sale or deed in lieu thereof shall not be (a) liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) subject to any offsets or defenses which Tenant might have against any prior lessor; (c) bound by prepayment of more than one
(1) month's Rent; or (d) liable to Tenant for any Security Deposit not actually received by such successor in interest to the extent any portion or all of such Security Deposit has not already been forfeited by, or refunded to, Tenant. Landlord shall be and remain liable to Tenant for all or any portion of the Security Deposit not forfeited by, or refunded to Tenant, until and unless Landlord actually transfers such Security Deposit to the successor in interest. Tenant covenants and agrees to execute (and acknowledge if required by Landlord, any lender or ground lessor) and deliver, within [five (5)] fifteen (15) days of a demand or request by Landlord and in the form reasonably requested by Landlord, ground lessor, mortgagee or beneficiary, any additional reasonable documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Tenant's failure to timely execute and deliver such additional documents shall, at Landlord's option, constitute a material default hereunder. [It is further agreed that Tenant shall be liable to Landlord, and shall indemnify Landlord from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, arising or accruing directly or indirectly, from any failure of Tenant to execute or deliver to Landlord any such additional documents, together with any and all Enforcement Expenses.]

18. RIGHT OF ENTRY: Tenant grants Landlord or its agents the right to enter the Premises at all reasonable times with reasonable prior notice for purposes of inspection, exhibition, posting of notices, repair or alteration. At Landlord's option, Landlord shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises, excluding Tenant's vaults and safes. It is further agreed that Landlord shall have the right to use any and all means Landlord deems reasonably necessary to enter the Premises in an emergency. Landlord shall also have the right to place "for rent" signs on the outside of the Premises provided that such signs are specifically for the Premises and/or "for sale" signs [on the outside of the Premises] in the common area of the Building or Park at any time. Tenant hereby waives any claim from damages or for any injury or inconvenience to or interference with Tenant's business, or any other loss occasioned thereby except for any claim for any of the foregoing arising out of the sole active gross negligence or willful misconduct of Landlord or its authorized representatives.

19. ESTOPPEL CERTIFICATE: Tenant shall execute (and acknowledge if required by any lender or ground lessor) and deliver to Landlord, within not less than [five (5)] ten (10) calendar days after Landlord provides such to Tenant, a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification), the date to which the Rent and other charges are paid in advance, if any, acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults as are claimed, and such other matters as Landlord may reasonably require. Any such statement may be conclusively relied upon by Landlord and any prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon the Tenant that (a) this Lease is in full force and effect, without modification except as may be represented by Landlord;
(b) there are no uncured defaults in Landlord's performance; and (c) not more than one month's Rent has been paid in advance, except in those instances when Tenant pays Rent quarterly in advance pursuant to Section 8 hereof, then not more than three month's Rent has been paid in advance. [Failure by Tenant to so deliver such certified estoppel certificate shall be a default of the provisions of this Lease.] Tenant shall be liable to Landlord, and shall indemnify Landlord from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, arising or accruing directly or indirectly, from any failure of Tenant to execute or deliver to Landlord any such certified estoppel certificate, together with any and all Enforcement Expenses.

20. TENANT'S DEFAULT: The occurrence of any one or more of the following events shall, at Landlord's option, constitute a default and breach of this Lease by Tenant:

        20.1 The [vacation or] abandonment of the Premises by Tenant for a period of [ten (10)]fourteen (14) consecutive days or the vacation of the Premises by Tenant which would cause any insurance policy to be invalidated or otherwise lapse. Tenant agrees to notice and service of notice as provided for in this Lease and waives any right to any other or further notice or service of notice which Tenant may have under any statute or law now or hereafter in effect;

         20.2 The failure by Tenant to make any payment of Rent, Additional Rent or any other payment required hereunder [on the date said payment is due] within five (5) calendar days of the due date. Tenant agrees to notice and service of notice as provided for in this Lease and waives any right to any other or further notice or service of notice which Tenant may have under any statute or law now or hereafter in effect;

         20.3 [The failure by Tenant to observe, perform or comply with any of the conditions, covenants or provisions of this Lease (except failure to make any payment of Rent and/or Additional Rent) and such failure is not cured within the time period required under the provisions of this Lease. If such failure is susceptible of cure but cannot reasonably be cured within the aforementioned time period (if any), as determined solely by Landlord, Tenant shall promptly commence the cure of such failure and thereafter diligently prosecute such cure to completion within the time period specified by Landlord in any written notice regarding such failure as may be delivered to Tenant by Landlord. In no event or circumstance shall Tenant have more than fifteen (15) days to complete any such cure, unless otherwise expressly agreed to in writing by Landlord (in Landlord's sole discretion);] The failure by Tenant to observe, perform or comply with any of the conditions, covenants or provisions of this Lease (except failure to make any


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
payment of Rent and/or Additional Rent) and such failure is not cured within
(i) thirty (30) days of the date on which Landlord delivers written notice of such failure to Tenant for all failures other than with respect to Hazardous Materials, and (ii) ten (10) days of the date on which Landlord delivers written notice of such failure to Tenant for all failures in any way related to Hazardous Materials. However, Tenant shall not be in default of its obligations hereunder if such failure cannot reasonably be cured within such thirty (30) or ten (10) day period, as applicable, and Tenant promptly commences, and thereafter diligently proceeds with same to completion, all actions necessary to cure such failure as soon as is reasonably possible, but in no event shall the completion of such cure be later than forty-five (45) days after the date on which Landlord delivers to Tenant written notice of such failure, unless Landlord, acting reasonably and in good faith, otherwise expressly agrees in writing to a longer period of time based upon the circumstances relating to such failure as well as the nature of the failure and the nature of the actions necessary to cure such failure;

         20.4 The making of a general assignment by Tenant for the benefit of creditors, the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation, or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty (60) days of such filing, the appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold, Tenant's insolvency or inability to pay Tenant's debts or failure generally to pay Tenant's debts when due, any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant's assets, Tenant taking any action toward the dissolution or winding up of Tenant's affairs, the cessation or suspension of Tenant's use of the Premises, or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or this leasehold;

         20.5 Tenant's use or storage of Hazardous Materials in, on or about the Premises, the Building, the Lot and/or the Park other than as expressly permitted by the provisions of Section 29 below; or

         20.6 The making of any material misrepresentation or omission by Tenant in any materials delivered by or on behalf of Tenant to Landlord pursuant to this Lease.; [or]

        [20.7     A material adverse change in the financial condition of Tenant or an affiliated entity of Tenant which may adversely affect Tenant's ability to perform all or any portion of its obligations under this Lease.]

21.      REMEDIES FOR TENANT'S DEFAULT:

         21.1 LANDLORD'S RIGHTS: In the event of Tenant's default or breach of the Lease, Landlord may terminate Tenant's right to possession of the Premises by any lawful means in which case upon delivery of written notice by Landlord this Lease shall terminate on the date specified by Landlord in such notice and Tenant shall immediately surrender possession of the Premises to Landlord. In addition, the Landlord shall have the immediate right of re-entry whether or not this Lease is terminated, and if this right of re-entry is exercised following abandonment of the Premises by Tenant, Landlord may consider any personal property belonging to Tenant and left on the Premises to also have been abandoned. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 21 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant. If Landlord relets the Premises or any portion thereof, (i) Tenant shall be liable immediately to Landlord for all reasonable costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning, redecorating, and further improving the Premises and other similar costs (collectively, the "Reletting Costs"), and (ii) the rent received by Landlord from such reletting shall be applied to the payment of, first, any indebtedness from Tenant to Landlord other than Base Rent, Operating Expenses, Tax Expenses, Administrative Expenses, Common Area Utility Costs, and Utility Expenses; second, all costs including maintenance, incurred by Landlord in reletting; and, third, Base Rent, Operating Expenses, Tax Expenses, Administrative Expenses, Common Area Utility Costs, Utility Expenses, and all other sums due under this Lease. Any and all of the Reletting Costs shall be fully chargeable to Tenant and shall not be prorated or otherwise amortized in relation to any new lease for the Premises or any portion thereof. After deducting the payments referred to above, any sum remaining from the rental Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. Reletting may be for a period shorter or longer than the remaining term of this Lease. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at the maximum rate permitted by law from the date of such expenditure.

         21.2 DAMAGES RECOVERABLE: If Tenant breaches this Lease and abandons the Premises before the end of the term, or if Tenant's right to possession is terminated by Landlord because of a breach or default of the Lease, then in either such case, Landlord may recover from Tenant all damages suffered by Landlord as a result of Tenant's failure to perform its obligations hereunder, including, but not limited to, the cost of [any] the unamortized portion of the tenant improvements constructed by or on behalf of Tenant pursuant to Exhibit B hereto, the portion of any broker's or leasing agent's commission incurred with respect to the leasing of the Premises to Tenant for the balance of the term of the Lease remaining after the date on which Tenant is in default of its obligations hereunder, and all Reletting Costs, and the worth at the time of the award (computed in accordance with paragraph (3) of Subdivision (a) of Section 1951.2 of the California Civil Code) of the amount by which the Rent then unpaid hereunder for the balance of the Lease term exceeds the amount of such loss of Rent for the same period which Tenant proves could be reasonably avoided by Landlord and in such case, Landlord prior to the award, may relet the Premises for the purpose of mitigating damages suffered by Landlord because of Tenant's failure to perform its obligations hereunder; provided, however, that even though Tenant has abandoned the Premises following such breach, this Lease shall nevertheless continue in full force and effect for as long as Landlord does not terminate Tenant's right of possession, and until such termination, Landlord shall have the remedy described in


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Section 1951.4 of the California Civil Code (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations) and may enforce all its rights and remedies under this Lease, including the right to recover the Rent from Tenant as it becomes due hereunder. The "worth at the time of the award" within the meaning of Subparagraphs (a)(1) and (a)(2) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the rate of ten percent (10%) per annum. Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder.

         21.3 RIGHTS AND REMEDIES CUMULATIVE: The foregoing rights and remedies of Landlord are not exclusive; they are cumulative in addition to any rights and remedies now or hereafter existing at law, in equity by statute or otherwise, or to any equitable remedies Landlord may have, and to any remedies Landlord may have under bankruptcy laws or laws affecting creditor's rights generally. In addition to all remedies set forth above, if Tenant defaults or otherwise breaches this Lease, any and all Base Rent waived by Landlord under
Section 3 above shall be immediately due and payable to Landlord and all options granted to Tenant hereunder shall automatically terminate, unless otherwise expressly agreed to in writing by Landlord.

         21.4 WAIVER OF A DEFAULT: The waiver by Landlord of any default or breach of any provision of this Lease shall not be deemed or construed a waiver of any other breach or default by Tenant hereunder or of any subsequent breach or default of this Lease, except for the default specified in the waiver.

22. HOLDING OVER: If Tenant holds possession of the Premises after the expiration of the term of this Lease with Landlord's consent, Tenant shall become a tenant from month-to-month upon the terms and provisions of this Lease, provided the monthly Base Rent during such hold over period shall be 150% of the Base Rent due on the last month of the Lease term, payable in advance on or before the first day of each month. Acceptance by Landlord of the monthly Base Rent without the additional fifty percent (50%) increase of Base Rent shall not be deemed or construed as a waiver by Landlord of any of its rights to collect the increased amount of the Base Rent as provided herein at any time. Such month-to-month tenancy shall not constitute a renewal or extension for any further term. All options, if any, granted under the terms of this Lease shall be deemed automatically terminated and be of no force or effect during said month-to-month tenancy. Tenant shall continue in possession until such tenancy shall be terminated by either Landlord or Tenant giving written notice of termination to the other party at least thirty (30) days prior to the effective date of termination. This paragraph shall not be construed as Landlord's permission for Tenant to hold over. Acceptance of Base Rent by Landlord following expiration or termination of this Lease shall not constitute a renewal of this Lease.

23. LANDLORD'S DEFAULT: Landlord shall not be deemed in breach or default of this Lease unless Landlord fails within a reasonable time to perform an obligation required to be performed by Landlord hereunder. For purposes of this provision, a reasonable time shall in no event be less than thirty (30) days after receipt by Landlord of written notice specifying the nature of the obligation Landlord has not performed; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days, after receipt of written notice, is reasonably necessary for its performance, then Landlord shall not be in breach or default of this Lease if performance of such obligation is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

24. PARKING: Tenant shall have a license to use the number of undesignated and nonexclusive parking spaces set forth on Page 1. Landlord shall exercise reasonable efforts to insure that such spaces are available to Tenant for its use, but Landlord shall not be required to enforce Tenant's right to use the same.

25. SALE OF PREMISES: In the event of any sale of the Premises by Landlord or the cessation otherwise of Landlord's interest therein, Landlord shall be and is hereby entirely released from any and all of its obligations to perform or further perform under this Lease and from all liability hereunder as of the date of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease including the return, if applicable, of Tenant's Security Deposit. For purposes of this Section 25, the term "Landlord" means only the owner and/or agent of the owner as such parties exist as of the date on which Tenant executes this Lease. A ground lease or similar long term lease by Landlord of the entire Building, of which the Premises are a part, shall be deemed a sale within the meaning of this Section
25. Tenant agrees to attorn to such new owner provided such new owner does not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in default of any of the provisions of this Lease.

26. WAIVER: No delay or omission in the exercise of any right or remedy of Landlord on any default by Tenant shall impair such a right or remedy or be construed as a waiver. The subsequent acceptance of Rent by Landlord after breach by Tenant of any covenant or term of this Lease shall not be deemed a waiver of such breach, other than a waiver of timely payment for the particular Rent payment involved, and shall not prevent Landlord from maintaining an unlawful detainer or other action based on such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or other sum or pursue any other remedy provided in this Lease. No failure, partial exercise or delay on the part of the Landlord in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

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
27. CASUALTY DAMAGE: If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building shall, in Landlord's sole opinion, be required (whether or not the Premises shall have been damaged by such fire or other casualty), Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date of such damage, in which event the Rent shall be abated as of the date of such damage. If Landlord does not elect to terminate this Lease and provided insurance proceeds and any contributions from Tenant, if necessary, are available to fully repair the damage, Landlord shall within ninety (90) days after the date of such damage commence to repair and restore the Building and shall proceed with reasonable diligence to restore the Building (except that Landlord shall not be responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the happening of the casualty; provided, Landlord shall not be required to rebuild, repair, or replace any part of Tenant's furniture, furnishings or fixtures and equipment removable by Tenant or any improvements, alterations or additions installed by or for the benefit of Tenant under the provisions of this Lease. Landlord shall not in any event be required to spend for such work an amount in excess of the insurance proceeds (excluding any deductible) and any contributions from Tenant, if necessary, actually received by Landlord as a result of the fire or other casualty. Landlord shall not be liable for any inconvenience or annoyance to Tenant, injury to the business of Tenant, loss of use of any part of the Premises by the Tenant or loss of Tenant's personal property resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of Rent during the time and to the extent the Premises are unfit for occupancy. If the Premises or any other portion of the Building be damaged by fire or other casualty resulting from the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, the Rent shall not be diminished during the repair of such damage and Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of all or any portion of the Building caused thereby (including, without limitation, any deductible) to the extent such cost and expense is not covered by insurance proceeds. In the event the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty (30) days after the date of notice to Tenant of any such event, whereupon all rights and obligations shall cease and terminate hereunder. Except as otherwise provided in this Section 27, Tenant hereby waives the provisions of Sections 1932(2.), 1933(4.), 1941 and 1942 of the California Civil Code.

         27.1 CASUALTY. If the Premises or any part thereof (excluding any alterations or improvements installed by or for the benefit of Tenant) shall be damaged or destroyed by fire or other casualty, Tenant shall give immediate written notice thereof to Landlord. Within thirty (30) days after receipt by Landlord of such notice, Landlord shall notify Tenant, in writing, whether the necessary repairs can reasonably be made: (a) within ninety (90) days; (b) in more than ninety (90) days but in less than one hundred eighty (180) days; or
(c) in more than one hundred eighty (180) days, from the date of such notice.

                  27.1.1 MINOR INSURED DAMAGE. If the Premises are damaged only to such extent that repairs, rebuilding and/or restoration can be reasonably completed within ninety (90) days, this Lease shall not terminate and, provided that insurance proceeds are available to fully repair the damage, Landlord shall repair the Premises to substantially the same condition that existed prior to the occurrence of such casualty, except Landlord shall not be required to rebuild, repair, or replace any alterations or improvements installed by or for the benefit of Tenant or any part of Tenant's furniture, furnishings or fixtures and equipment removable by Tenant. The Rent payable hereunder shall be abated proportionately from the date Tenant vacates the Premises only to the extent rental abatement insurance proceeds are received by Landlord and the Premises are unfit for occupancy.

                  27.1.2 INSURED DAMAGE REQUIRING MORE THAN 90 DAYS TO REPAIR. If the Premises are damaged only to such extent that repairs, rebuilding and/or restoration can be reasonably completed in more than ninety (90) days but in less than one hundred eighty (180) days, then Landlord shall have the option of:
(a) terminating the Lease effective upon the occurrence of such damage, in which event the Rent shall be abated from the date of the occurrence of such damage; or (b) electing to repair the Premises to substantially the same condition that existed prior to the occurrence of such casualty, provided insurance proceeds are available to fully repair the damage (except that Landlord shall not be required to rebuild, repair, or replace any alterations or improvements installed by or for the benefit of Tenant or any part of Tenant's furniture, furnishings or fixtures and equipment removable by Tenant). The Rent payable hereunder shall be abated proportionately from the date of the occurrence of such damage only to the extent rental abatement insurance proceeds are received by Landlord and the Premises are unfit for occupancy. If Landlord should fail to substantially complete such repairs within one hundred eighty (180) days after the date on which Landlord is notified by Tenant of the occurrence of such casualty (such 180-day period to be extended for delays caused by Tenant or any force majeure events), Tenant may within twenty (20) days after expiration of such one hundred eighty (180) day period (as same may be extended), terminate this Lease by delivering written notice to Landlord as Tenant's exclusive remedy, whereupon all rights of Tenant hereunder shall cease and terminate twenty (20) days after Landlord's receipt of such notice.

                  27.1.3 MAJOR INSURED DAMAGE. If the Premises are damaged to such extent that repairs, rebuilding and/or restoration cannot be reasonably completed within one hundred eighty (180) days, then either Landlord or Tenant may terminate this Lease by giving written notice within twenty (20) days after notice from Landlord regarding the time period of repair. If either party notifies the other of its intention to so terminate the Lease, then this Lease shall terminate and the Rent shall be abated from the date Tenant vacates the Premises. If neither party elects to terminate this Lease, Landlord shall promptly commence and diligently prosecute to completion the repairs to the Premises, provided insurance proceeds are available to fully repair the damage (except that Landlord shall not be required to rebuild, repair, or replace any alterations or improvements installed by or for the benefit of Tenant or any part of Tenant's furniture, furnishings or fixtures and equipment removable by Tenant). During the time when Landlord is prosecuting such repairs to completion, the Rent payable hereunder shall be abated proportionately from the date of the occurrence of such damage to the Premises only to the extent rental abatement insurance proceeds are received by Landlord and only during the time period that the Premises are unfit for occupancy.

                  27.1.4 DAMAGE NEAR END OF TERM. Notwithstanding anything to the contrary contained in this Lease except for the provisions of Section 27.2 below, if the Premises are damaged or destroyed during the last year of then applicable term of this Lease, Landlord may, at its option, cancel and terminate this Lease by giving written notice to Tenant of its election to do so within

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
thirty (30) days after receipt by Landlord of notice from Tenant of the occurrence of such casualty. If Landlord so elects to terminate this Lease, all rights of Tenant hereunder shall cease and terminate ten (10) days after Tenant's receipt of such notice.

         27.2 TENANT'S OR TENANT'S REPRESENTATIVE'S FAULT. If any portion of the Premises is damaged or destroyed due to the fault, negligence (active or passive) or breach of this Lease by Tenant or any of Tenant's Representatives, Rent shall not be diminished during the repair of such damage and Tenant shall be liable to Landlord for the cost of the repair caused thereby to the extent such cost is not covered by insurance proceeds.

         27.3 UNINSURED CASUALTY. Tenant shall be responsible for and shall pay to Landlord, as Additional Rent, any deductibles amount under the property insurance for the Premises and/or the Building. If any portion of the Premises is damaged and is not fully covered by insurance proceeds received by Landlord (and Tenant elects not to pay any such difference) or if the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to the other party within thirty (30) days after the date of notice to Tenant of any such event, whereupon all rights and obligations shall cease and terminate hereunder, except for those obligations expressly provided for in this Lease to survive such termination of the Lease.

         27.4 TENANT'S WAIVER. Landlord shall not be liable for any inconvenience or annoyance to Tenant, injury to the business of Tenant, loss of use of any part of the Premises by Tenant or loss of Tenant's personal property, resulting in any way from such damage, destruction or the repair thereof, except that, Landlord shall allow Tenant a fair diminution of Rent during the time and to the extent the Premises are unfit for occupancy as specifically provided above in this Section 27. With respect to any damage or destruction which Landlord is obligated to repair or may elect to repair, Tenant hereby waives all rights to terminate this Lease or offset any amounts against Rent pursuant to rights accorded Tenant by any law currently existing or hereafter enacted, including but not limited to, all rights pursuant to the provisions of Sections 1932(2.), 1933(4.), 1941 and 1942 of the California Civil Code, as the same may be amended or supplemented from time to time. Notwithstanding anything to the contrary contained herein, if the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty (30) days after the date of notice to Tenant of any such event, whereupon all rights and obligations shall cease and terminate hereunder, except for those obligations expressly provided for in this Lease to survive such termination of the Lease.

28. CONDEMNATION: If twenty-five percent (25%) or more of the Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation for any public or quasi-public use or purpose ("Condemned"), or if less than twenty five (25%) percent of the Premises is Condemned and such condemnation materially and substantially prevents Tenant from conducting its normal business operations within the Premises, the then Tenant or Landlord may terminate this Lease as of the date when physical possession of the Premises is taken and title vests in such condemning authority, and Rent shall be adjusted to the date of termination. Tenant shall not because of such condemnation assert any claim against Landlord or the condemning authority for any compensation because of such condemnation, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate of interest or other interest of Tenant., including without limitation, compensation for the diminution in value of the leasehold created hereunder; provided however, the foregoing provisions shall not preclude Tenant at Tenants sole cost and expense, from obtaining any separate award to Tenant for use of or damage to Tenant's trade fixtures and removable personal property or for damages for cessation or interruption of Tenant's business, provided that such award is separate from Landlord's award and provided further such separate award does not diminish nor impair the award otherwise payable to Landlord. If a substantial portion of the Premises, Building or the Lot is so Condemned, Landlord at its option may terminate this Lease. If Landlord does not elect to terminate this Lease, Landlord shall, if necessary, promptly proceed to restore the Premises or the Building to substantially its same condition prior to such partial condemnation, allowing for the reasonable effects of such partial condemnation, and a proportionate allowance shall be made to Tenant, as [solely] reasonably determined by Landlord, for the Rent corresponding to the time during which, and to the part of the Premises of which, Tenant is deprived on account of such partial condemnation and restoration. Landlord shall not be required to spend funds for restoration in excess of the amount received by Landlord as compensation awarded.

29.      ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS:

         29.1 HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE: Prior to executing this Lease, Tenant has completed, executed and delivered to Landlord the Tenant's initial Hazardous Materials Disclosure Certificate (the "Initial HazMat Certificate"), a copy of which is attached hereto as Exhibit G E and incorporated herein by this reference. Tenant covenants, represents and warrants to Landlord that, to the best of Tenant's knowledge after due inquiry, the information on the Initial HazMat Certificate is true and correct and accurately describes the use(s) of Hazardous Materials which will be made and/or used on the Premises by Tenant. Tenant shall commencing with the date which is one year from the Commencement Date and continuing every year thereafter, complete, execute, and deliver to Landlord, a Hazardous Materials Disclosure Certificate (the "HazMat Certificate") describing Tenant's present use of Hazardous Materials on the Premises, and any other reasonably necessary documents as requested by Landlord. The HazMat Certificate required hereunder shall be in substantially the form as that which is attached hereto as Exhibit E. Landlord hereby acknowledges and agrees that as of the date on which both parties execute and deliver this Lease, Landlord has approved the Initial HazMat Certificate; however, any such approval by Landlord shall not be construed to relieve Tenant from its obligations and/or any liabilities under this Section 29.

         29.2 DEFINITION OF HAZARDOUS MATERIALS: As used in this Lease, the term Hazardous Materials shall mean and include (a) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or become regulated by any Environmental Laws; (b) petroleum, petroleum by products, gasoline, diesel fuel, crude oil or any fraction thereof; (c) asbestos and asbestos containing material, in any form, whether friable or non-friable;
(d) polychlorinated biphenyls; (e) radioactive materials; (f) lead and lead-containing materials, and carcinogens; (g) any other material, waste or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined


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by any Environmental Law (defined below); or (h) any materials which cause or threatens to cause a nuisance upon or waste to any portion of the Premises, the Building, the Lot, the Park or any surrounding property; or poses or threatens to pose a hazard to the health and safety of persons on the Premises or any surrounding property.

        29.3 PROHIBITION; ENVIRONMENTAL LAWS: Except for those Hazardous Materials of the type and in the quantities specified in the Hazardous Materials List attached hereto as Exhibit H and made a part hereof, Tenant shall not be entitled to use nor store any Hazardous Materials on, in, or about the Premises, the Building, the Lot and the Park, or any portion of the foregoing, without, in each instance, obtaining Landlord's prior written consent thereto, which consent may be given or withheld in Landlord's sole discretion. Tenant hereby covenants, represents and warrants that any cylinders of Hazardous Materials stored in, on, at or about the Premises and/or distributed from the Premises shall be sealed in leak-proof cylinders using the best available technology. If Landlord consents to any such usage or storage, then Tenant shall be permitted to use and/or store only those Hazardous Materials that are necessary for Tenant's business and to the extent set forth in Exhibit H hereto and disclosed in the HazMat Certificate and as expressly approved by Landlord in writing, provided that such usage and storage is only to the extent of the type and quantities of Hazardous Materials as specified in Exhibit H hereto or the then applicable HazMat Certificate as expressly approved by Landlord and provided further that such usage and storage is in full compliance with any and all local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts' decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant or all or any portion of the Premises (collectively, the "Environmental Laws"). Tenant agrees that any changes to the type and/or quantities of Hazardous Materials specified in Exhibit H hereto [the most recent HazMat Certificate] may be implemented only with the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not be entitled nor permitted to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord's sole discretion. Landlord shall have the right at all times during the term of this Lease to (i) inspect the Premises,
(ii) conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this Section 29, and (iii) request lists of all Hazardous Materials used, stored or otherwise located on, under or about the Premises, the Common Areas and/or the parking lots (to the extent the Common Areas and/or the parking lots are not considered part of the Premises). The cost of all such inspections, tests and investigations shall be borne solely by Tenant, if Landlord reasonably believes they are necessary. The aforementioned rights granted herein to Landlord and its representatives shall not create (a) a duty on Landlord's part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant and Tenant's Representatives with respect to Hazardous Materials, including without limitation, Tenant's operation, use and any remediation related thereto, or (b) liability on the part of Landlord and its representatives for Tenant's use, storage, disposal or remediation of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith. Notwithstanding anything to the contrary contained herein, Tenant and Tenant's Representatives shall not conduct any gas filling operations in, on, at or about the Premises nor store any gas cylinders in, on, at or about the Premises which are used in filling operations as part of Tenant's manufacturing process or operations at any of Tenant's locations other than the Premises. In addition to the foregoing Tenant and Tenant's Representatives shall limit the types and amounts of Hazardous Materials to be stored at the Premises to the types and quantities as specified in Exhibit H hereto.

         29.4 TENANT'S ENVIRONMENTAL OBLIGATIONS: Tenant shall give to Landlord immediate verbal and follow-up written notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials on, under or about the Premises, or in any Common Areas or parking lots (to the extent such areas are not considered part of the Premises). Tenant, at its sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate (including, without limitation, preparation of any feasibility studies or reports and the performance of any and all closures) any spill, release, discharge, disposal, emission, migration or transportation of Hazardous Materials arising from or related to the intentional or negligent acts or omissions of Tenant or Tenant's Representatives such that the affected portions of the Park and any adjacent property are returned to the condition existing prior to the appearance of such Hazardous Materials. Any such investigation, clean up, removal, restoration and other remediation shall only be performed after Tenant has obtained Landlord's prior written consent, which consent shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on the Premises, the Building, the Lot or the Park, or any portion of any of the foregoing. Notwithstanding the foregoing, Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord's prior written consent. Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures as required by any Environmental Laws or any agencies or other governmental authorities having jurisdiction thereof. If Tenant fails to so promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate, Landlord may, but without obligation to do so, take any and all steps necessary to rectify the same and Tenant shall promptly reimburse Landlord, upon demand, for all costs and expenses to Landlord of performing investigation, clean up, removal, restoration, closure and remediation work. All such work undertaken by Tenant, as required herein, shall be performed in such a manner so as to enable Landlord to make full economic use of the Premises, the Building, the Lot and the Park after the satisfactory completion of such work. Notwithstanding anything to the contrary contained herein and in addition to Tenant's obligations under this Section 29.4 any Hazardous Materials to be stored at the Premises by Tenant and/or Tenant's Representatives shall be stored in containers and handled in the manner specified in the Hazardous Material Management Plan for Tenant's operation at the building located at 49050 Milmont Drive, Fremont, California, dated 21 July 1994 (the "HMMP") and in strict accordance with all Environmental Laws. In addition to any other rights and remedies available to Landlord under the provisions of this Lease, Landlord shall have the right to immediately terminate this Lease if Hazardous Materials are stored and/or used in, on, at or about the Premises in quantities, or are of a type, other than as specified in Exhibit H hereto, or any Hazardous Materials are handled in any manner which is different from those procedures specified in the HMMP. In addition to any other requirements imposed upon Tenant and Tenant's Representatives under this Section 29 or in any other provision of this Lease Tenant shall give immediate written notice to Landlord of: (a) any enforcement, remediation, or other regulatory action or order, taken or threatened, by and agency regarding, or in connection with, the presence, release or threat of release of any Hazardous Materials in, on, under, about or from the Premises, or otherwise resulting from Tenant's or Tenant's Representatives' use of the Premises; (b) all demands or claims made or threatened by any third party against Tenant or any of Tenant's Representatives and relating to liability, loss, damage, or injury resulting from the presence, release or threat of release of any Hazardous Materials in, on, under, about or from any portion of the Premises, or otherwise arising,

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in any manner whatsoever, from Tenant's or Tenant's Representatives' use of the
Premises; (c) any spill, release, or discharge of Hazardous Materials in, on, under, about or from the Premises, including without limitation, any such spill, release, or discharge required to be reported to any agency under any Environmental Law; and (d) all incidents or matters where Tenant or any of Tenant's Representatives is required to give notice to any agency pursuant to any Environmental Laws. Tenant shall post and maintain such notices in, at and about the Premises as required by any Environmental Laws, including without limitation, any notices required under Proposition 65. Tenant shall promptly provide to Landlord true and complete copies of all materials, reports, technical data, notices, and correspondence relating to the above incidents or any other matters subject to Landlord notification or notification to other tenants in the Building or to the general public. Tenant shall also promptly provide to Landlord true and complete copies, revisions, and/or modifications of all permits, approvals, and registrations Tenant receives or submits with respect to its operations on the Premises, including without limitation, any revisions or modification to its HMMP. Tenant hereby covenants, represents and warrants that it shall promptly prepare and deliver to Landlord a HMMP with respect to the Premises.

         29.5 ENVIRONMENTAL INDEMNITY: In addition to Tenant's obligations as set forth hereinabove, Tenant and Tenant's officers and directors agree to, and shall, protect, indemnify, defend (with counsel acceptable to Landlord) and hold Landlord and Landlord's lenders, partners, property management company (if other than Landlord), agents, directors, officers, employees, representatives, contractors, shareholders, successors and assigns and each of their respective partners, directors, employees, representatives, agents, contractors, shareholders, successors and assigns harmless from and against any and all claims, judgments, damages, penalties, fines, liabilities, losses (including, without limitation, diminution in value of the Premises, the Building, the Lot, the Park, or any portion of any of the foregoing, damages for the loss of or restriction on the use of rentable or usable space, and from any adverse impact of Landlord's marketing of any space within the Building and/or Park), suits, administrative proceedings and costs (including, but not limited to, attorneys' and consultant fees and court costs) arising at any time during or after the term of this Lease in connection with or related to, directly or indirectly, the use, presence, transportation, storage, disposal, migration, removal, spill, release or discharge of Hazardous Materials on, in or about the Premises, or in any Common Areas or parking lots (to the extent such areas are not considered part of the Premises) as a result (directly or indirectly) of the intentional or negligent acts or omissions of Tenant or Tenant's Representatives. Neither the written consent of Landlord to the presence, use or storage of Hazardous Materials in, on, under or about any portion of the Premises, the Building, the Lot and the Park, nor the strict compliance by Tenant with all Environmental Laws shall excuse Tenant and Tenant's officers and directors from its obligations of indemnification pursuant hereto. To the extent Landlord is strictly liable under any Environmental Laws, Tenant's obligations to Landlord under this Section 29 and the indemnity contained herein shall likewise be without regard to fault on Tenant's part with respect to the violation of any Environmental Law which results in liability to any of the aforementioned indemnitees.

         29.6 SURVIVAL: Tenant's obligations and liabilities pursuant to the provisions of this Section 29 shall survive the expiration or earlier termination of this Lease. If it is determined by Landlord that the condition of all or any portion of the Premises, the Building, the Lot and/or the Park is not in compliance with the provisions of this Lease with respect to Hazardous Materials, including without limitation all Environmental Laws at the expiration or earlier termination of this Lease, then at Landlord's sole option, Landlord may require Tenant to hold over possession of the Premises until Tenant can surrender the Premises to Landlord in the condition in which the Premises existed as of the Commencement Date and prior to the appearance of such Hazardous Materials except for reasonable wear and tear, including without limitation, the conduct or performance of any closures as required by any Environmental Laws. The burden of proof hereunder shall be upon Tenant. For purposes hereof, the term "reasonable wear and tear" shall not include any deterioration in the condition or diminution of the value of any portion of the Premises, the Building, the Lot and/or the Park in any manner whatsoever related to directly, or indirectly, Hazardous Materials. Any such holdover by Tenant will be with Landlord's consent, will not be terminable by Tenant in any event or circumstance and will otherwise be subject to the provisions of Section 22 of this Lease.

30. FINANCIAL STATEMENTS: Tenant, for the reliance of Landlord, any lender holding or anticipated to acquire a lien upon the Premises, the Building or the Park or any portion thereof, or any prospective purchaser of the Building or the Park or any portion thereof, within ten (10) days after Landlord's request therefor, but not more often than once annually so long as Tenant is not in default of this Lease, shall deliver to Landlord the then current audited financial statements of Tenant (including interim periods following the end of the last fiscal year for which annual statements are available) which statements shall be prepared or compiled by a certified public accountant and shall present fairly the financial condition of Tenant at such dates and the result of its operations and changes in its financial positions for the periods ended on such dates. If an audited financial statement has not been prepared, Tenant shall provide Landlord with an unaudited financial statement and/or such other information, the type and form of which are acceptable to Landlord in Landlord's reasonable discretion, which reflects the financial condition of Tenant. If Landlord so requests, Tenant shall deliver to Landlord [an opinion of a certified public accountant, including] a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied. Any and all options granted to Tenant hereunder shall be subject to and conditioned upon Landlord's reasonable approval of Tenant's financial condition at the time of Tenant's exercise of any such option.

31.      GENERAL PROVISIONS:

         31.1 TIME. Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

         31.2 SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

         31.3 RECORDATION. Tenant shall not record this Lease or a short form memorandum hereof without the prior written consent of the Landlord.


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         31.4     LANDLORD'S PERSONAL LIABILITY. The liability of Landlord
(which, for purposes of this Lease, shall include Landlord and the owner of the Building if other than Landlord) to Tenant for any default by Landlord under the terms of this Lease shall be limited to the actual interest of Landlord and its present or future partners in the Premises or the Building and Tenant agrees to look solely to the Premises for satisfaction of any liability and shall not look to other assets of Landlord nor seek any recourse against the assets of the individual partners, directors, officers, shareholders, agents or employees of Landlord; it being intended that Landlord and the individual partners, directors, officers, shareholders, agents or employees of Landlord shall not be personally liable in any manner whatsoever for any judgment or deficiency. The liability of Landlord under this Lease is limited to its actual period of ownership of title to the Building, and Landlord shall be automatically released from further performance under this Lease and from all further liabilities and expenses hereunder upon transfer of Landlord's interest in the Premises or the Building.

         31.5 SEPARABILITY. Any provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provision shall remain in full force and effect.

         31.6 CHOICE OF LAW. This Lease shall be governed by the laws of the State of California.

         31.7 ATTORNEYS' FEES. In the event any dispute between the parties result in litigation or other proceeding, the prevailing party shall be reimbursed by the party not prevailing for all reasonable costs and expenses, including, without limitation, reasonable attorneys' and experts' fees and costs incurred by the prevailing party in connection with such litigation or other proceeding and any appeal thereof. Such costs, expenses and fees shall be included in and made a part of the judgment recovered by the prevailing party, if any.

         31.8 ENTIRE AGREEMENT. This Lease supersedes any prior agreements, representations, negotiations or correspondence between the parties, and contains the entire agreement of the parties on matters covered. No other agreement, statement or promise made by any party that is not in writing and signed by all parties to this Lease shall be binding.

         31.9 WARRANTY OF AUTHORITY. On the date that Tenant executes this Lease, Tenant shall deliver to Landlord an original certificate of status for Tenant issued by the California Secretary of State or statement of partnership for Tenant recorded in the county in which the Premises are located, as applicable, and such other documents as Landlord may reasonably request with regard to the lawful existence of Tenant. Each person executing this Lease on behalf of a party represents and warrants that (1) such person is duly and validly authorized to do so on behalf of the entity it purports to so bind, and
(2) if such party is a partnership, corporation or trustee, that such partnership, corporation or trustee has full right and authority to enter into this Lease and perform all of its obligations hereunder. [In addition to any other remedies available to Landlord under this Lease, if there is any breach of the foregoing warranty, the person(s) executing this Lease on behalf of Tenant shall be personally liable for all of Tenant's obligations under this Lease, including, but not limited to, the payment by such person(s) to Landlord of any and all losses, liabilities, costs, expenses and damages incurred by Landlord hereunder.]

         31.10 NOTICES. Any and all notices and demands required or permitted to be given hereunder to Landlord shall be in writing and shall be sent: (a) by United States mail, certified and postage prepaid; or (b) by personal delivery; or (c) by overnight courier, addressed to Landlord at 101 Lincoln Centre Drive, Fourth Floor, Foster City, California 94404-1167. Any and all notices and demands required or permitted to be given hereunder to Tenant shall be in writing and shall be sent: (i) by United States mail, certified and postage prepaid; or (ii) by personal delivery to any employee or agent of Tenant over the age of eighteen (18) years of age provided that, in this instance, a copy is also sent to Tenant by United States mail certified and postage prepaid or by overnight courier; or (iii) by overnight courier, all of which shall be addressed to Tenant at the Premises; or (iv) by facsimile at the facsimile number at the Premises, if any, as provided by Tenant on Page 1 of this Lease or otherwise provided to Landlord. Notice and/or demand shall be deemed given upon the earlier of actual receipt or the third day following deposit in the United States mail. Notice and/or demand by facsimile shall be complete upon transmission over the telephone line. Any notice or requirement of service required by any statute or law now or hereafter in effect, including, but not limited to, California Code of Civil Procedure Sections 1161, 1161.1, and 1162, is hereby waived by Tenant.

         31.11 JOINT AND SEVERAL. If Tenant consists of more than one person or entity, the obligations of all such persons or entities shall be joint and several.

         31.12 COVENANTS AND CONDITIONS. Each provision to be performed by Tenant hereunder shall be deemed to be both a covenant and a condition.

         31.13 WAIVER OF JURY TRIAL. The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way related to this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, the Building or the Park, and/or any claim of injury, loss or damage.

         31.14 COUNTERCLAIMS. In the event Landlord commences any proceedings for nonpayment of Rent, Additional Rent, or any other sums or amounts due hereunder, Tenant shall not interpose any counterclaim of whatever nature or description in any such proceedings, provided, however, nothing contained herein shall be deemed or construed as a waiver of the Tenant's right to assert such claims in any separate action brought by Tenant or the right to offset the amount of any final judgment owed by Landlord to Tenant.

         31.15 UNDERLINING. The use of underlining within the Lease is for Landlord's reference purposes only and no other meaning or emphasis is intended by this use, nor should any be inferred.

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32.      SIGNS: All signs and graphics of every kind visible in or from public view or corridors or the exterior of the Premises shall be subject to Landlord's prior written approval, which approval shall not be withheld or delayed unreasonably, and shall be subject to any applicable governmental laws, ordinances, and regulations and in compliance with Landlord's Sign Criteria as set forth in Exhibit G hereto and made a part hereof. Tenant shall remove all such signs and graphics prior to the termination of this Lease. Such installations and removals shall be made in a manner as to avoid damage or defacement of the Premises; and Tenant shall repair any damage or defacement, including without limitation, discoloration caused by such installation or removal. Landlord shall have the right, at its option, to deduct from the Security Deposit such sums as are reasonably necessary to remove such signs, including, but not limited to, the costs and expenses associated with any repairs necessitated by such removal. Notwithstanding the foregoing, in no event shall any: (a) neon, flashing or moving sign(s) or (b) sign(s) which shall interfere with the visibility of any sign, awning, canopy, advertising matter, or decoration of any kind of any other business or occupant of the Building or the Park be permitted hereunder. Tenant further agrees to maintain any such sign, awning, canopy, advertising matter, lettering, decoration or other thing as may be approved in good condition and repair at all times.

33. MORTGAGEE PROTECTION: Upon any breach or default on the part of Landlord, Tenant will give written notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises who has provided Tenant with notice of their interest together with an address for receiving notice, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default (which, in no event shall be less than ninety
(90) days), including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure. If such breach or default cannot be cured within such time period, then such additional time as may be necessary will be given to such beneficiary or mortgagee to effect such cure so long as such beneficiary or mortgagee has commenced the cure within the original time period and thereafter diligently pursues such cure to completion, in which event this Lease shall not be terminated while such cure is being diligently pursued. Tenant agrees that each lender to whom this Lease has been assigned by Landlord is an express third party beneficiary hereof. Tenant shall not make any prepayment of Rent more than one (1) month in advance without the prior written consent of each such lender, except if Tenant is required to make quarterly payments of Rent in advance pursuant to the provisions of Section 8 above. Tenant waives the collection of any deposit from such lender(s) or any purchaser at a foreclosure sale of such lender(s)' deed of trust unless the lender(s) or such purchaser shall have actually received and not refunded the deposit; provided, however, the foregoing shall not relieve Landlord from its obligations hereunder or under the law with respect to any such deposit. Tenant agrees to make all payments under this Lease to the lender with the most senior encumbrance upon receiving a direction, in writing, to pay said amounts to such lender. Tenant shall comply with such written direction to pay without determining whether an event of default exists under such lender's loan to Landlord.

34. QUITCLAIM: Upon any termination of this Lease, Tenant shall, at Landlord's request, execute, have acknowledged and deliver to Landlord a quitclaim deed of Tenant's interest in and to the Premises. If Tenant fails to so deliver to Landlord such a quitclaim deed, Tenant hereby agrees that Landlord shall have the full authority and right to record such a quitclaim deed signed only by Landlord and such quitclaim deed shall be deemed conclusive and binding upon Tenant.

35. MODIFICATIONS FOR LENDER: Intentionally omitted. [If, in connection with obtaining financing for the Premises or any portion thereof, Landlord's lender shall request reasonable modification(s) to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially adversely affect Tenant's rights hereunder or the use, occupancy or quiet enjoyment of Tenant hereunder.]

36. WARRANTIES OF TENANT: Tenant hereby warrants and represents to Landlord, for the express benefit of Landlord, that Tenant has undertaken a complete and independent evaluation of the risks inherent in the execution of this Lease and the operation of the Premises for the use permitted hereby, and that, based upon said independent evaluation, Tenant has elected to enter into this Lease and hereby assumes all risks with respect thereto. Tenant hereby further warrants and represents to Landlord, for the express benefit of Landlord, that in entering into this Lease, Tenant has not relied upon any statement, fact, promise or representation (whether express or implied, written or oral) not specifically set forth herein in writing and that any statement, fact, promise or representation (whether express or implied, written or oral) made at any time to Tenant, which is not expressly incorporated herein in writing, is hereby waived by Tenant.

37. COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT: Landlord and Tenant hereby agree and acknowledge that the Premises, the Building and/or the Park may be subject to the requirements of the Americans with Disabilities Act, a federal law codified at 42 U.S.C. 12101 et seq, including, but not limited to Title III thereof, all regulations and guidelines related thereto, together with any and all laws, rules, regulations, ordinances, codes and statutes now or hereafter enacted by local or state agencies having jurisdiction thereof, including all requirements of Title 24 of the State of California, as the same may be in effect on the date of this Lease and may be hereafter modified, amended or supplemented (collectively, the "ADA"). Any Tenant Improvements to be constructed hereunder shall be in compliance with the requirements of the ADA, and subject to the provisions of the succeeding sentence all costs incurred for purposes of compliance therewith shall be a part of and included in the costs of the Tenant Improvements. Notwithstanding the foregoing, any costs incurred for purposes of compliance with the ADA with respect to any work performed or necessary to be performed to (i) the interior of the Premises or the exterior doors used to access the Premises shall be considered part of the work associated with the Tenant Improvements and included in the costs of the Tenant Improvements, and (ii) the Common Areas, including any ramps to the Building and handicapped signage for parking spaces, in conjunction with the performance of the work associated with the Tenant Improvements shall not be included as part of the costs of the Tenant Improvements and Landlord shall pay for any such costs. Tenant shall be solely responsible for conducting its own independent investigation of this matter and for ensuring that the design of all Tenant Improvements strictly comply with all requirements of the ADA. Subject to reimbursement pursuant to Section 6 of the Lease, if any barrier removal work or other work is required to the Building, the

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Common Area or the Park under the ADA, then such work shall be the responsibility of Landlord; provided, if such work is required under the ADA as a result of Tenant's use of the Premises or any work or alteration made to the Premises by or on behalf of Tenant, then such work shall be performed by Landlord at the sole cost and expense of Tenant. Except as otherwise expressly provided in this provision, Tenant shall be responsible at its sole cost and expense for fully and faithfully complying with all applicable requirements of the ADA, including without limitation, not discriminating against any disabled persons in the operation of Tenant's business in or about the Premises, and offering or otherwise providing auxiliary aids and services as, and when, required by the ADA. Within ten (10) days after receipt, Landlord and Tenant shall advise the other party in writing, and provide the other with copies of (as applicable), any notices alleging violation of the ADA relating to any portion of the Premises or the Building; any claims made or threatened in writing regarding noncompliance with the ADA and relating to any portion of the Premises or the Building; or any governmental or regulatory actions or investigations instituted or threatened regarding noncompliance with the ADA and relating to any portion of the Premises or the Building. Tenant shall and hereby agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and Landlord's lender(s), partners, employees, representatives, legal representatives, successors and assigns (collectively, the "Indemnitees") harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, penalties, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, Tenant's or Tenant's Representatives' violation or alleged violation of the ADA. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

38. BROKERAGE COMMISSION: Landlord and Tenant each represents and warrants for the benefit of the other that it has had no dealings with any real estate broker, agent or finder in connection with the Premises and/or the negotiation of this Lease, except for the Broker(s) (as set forth on Page 1), and that it knows of no other real estate broker, agent or finder who is or might be entitled to a real estate brokerage commission or finder's fee in connection with this Lease or otherwise based upon contacts between the claimant and Tenant. Each party shall indemnify and hold harmless the other from and against any and all liabilities or expenses arising out of claims made for a fee or commission by any real estate broker, agent or finder in connection with the Premises and this Lease other than Broker(s), if any, resulting from the actions of the indemnifying party. Any real estate brokerage commission or finder's fee payable to the Broker(s) in connection with this Lease shall only be payable and applicable to the extent of the initial term of the Lease and to the extent of the Premises as same exist as of the date on which Tenant executes this Lease. Unless expressly agreed to in writing by Landlord and Broker(s), no real estate brokerage commission or finder's fee shall be owed to, or otherwise payable to, the Broker(s) for any renewals or other extensions of the initial term of this Lease or for any additional space leased by Tenant other than the Premises as same exist as of the date on which Tenant executes this Lease.

39. QUIET ENJOYMENT: Landlord covenants with Tenant, upon the paying of Rent and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept and during the periods that Tenant is not otherwise in default of any of the terms or provisions of this Lease, and subject to the rights of any of Landlord's lenders, (i) that Tenant shall and may peaceably and quietly hold, occupy and enjoy the Premises and the Common Areas during the term of this Lease, and (ii) neither Landlord, nor any successor or assign of Landlord, shall disturb Tenant's occupancy or enjoyment of the Premises and the Common Areas.

40.      LANDLORD'S ABILITY TO PERFORM TENANT'S UNPERFORMED OBLIGATIONS:
Notwithstanding anything to the contrary contained in this Lease, if Tenant shall fail to perform any of the terms, provisions, covenants or conditions to be performed or complied with by Tenant pursuant to this Lease, and/or if the failure of Tenant relates to a matter which in Landlord's judgment reasonably exercised is of an emergency nature and such failure shall remain uncured for a period of time commensurate with such emergency, then Landlord may, at Landlord's option without any obligation to do so, and in its sole discretion as to the necessity therefor, perform any such term, provision, covenant, or condition, or make any such payment and Landlord by reason of so doing shall not be liable or responsible for any loss or damage thereby sustained by Tenant or anyone holding under or through Tenant. If Landlord so performs any of Tenant's obligations hereunder, the full amount of the cost and expense entailed or the payment so made or the amount of the loss so sustained shall immediately be owning by Tenant to Landlord, and Tenant shall promptly pay to Landlord upon demand, as Additional Rent, the full amount thereof with interest thereon from the date of payment at the greater of (i) ten percent (10%) per annum, or (ii) the highest rate permitted by applicable law and Enforcement Expenses.

41. TENANT'S COVENANT OF NON-DISCRIMINATION: The Tenant herein covenants by and for itself, its heirs, executors, administrators, and assigns, and all persons claiming under or through it, and this Lease is made and accepted upon and subject to the following conditions: that there shall be no discrimination against or segregation of any person or group of persons, on account of race, color, creed, religion, sex, martial status, national origin, or ancestry, in the leasing, subleasing, transferring, use, occupancy, tenure or enjoyment of the Premises herein leased, nor shall the Tenant itself, or any person claiming under or through it establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use, or occupancy of tenants, sublessees, subtenants, or vendees in the Premises herein leased.

         IN WITNESS WHEREOF, this Lease is executed on the date and year first written above.

TENANT:

Safety Tek, Inc.,
a Delaware corporation

By:
         James B. Hawkins
         President

Date:

LANDLORD:

LINCOLN-WHITEHALL REALTY, L.L.C.

By:      Whitehall Street Real Estate Limited
         Partnership V, Member

         By:      WH Advisors, L.P. V,
                  General Partner

                  By:      WH Advisors, Inc., V,
                           General Partner

                           By:      ______________________________
                           Name:    ______________________________
                           Title:   ______________________________

Date:    ______________________________

LINCOLN PROPERTY COMPANY
MANAGEMENT SERVICES, INC.

By:      _____________________________________
Name:    _____________________________________
Title:   _____________________________________

Date:    _____________________________________

                              EXHIBIT A - PREMISES

                   LEASE DATED JANUARY 8, 1996, BY AND BETWEEN

                                SAFETY TEK, INC.,
                             A DELAWARE CORPORATION
                                   ("TENANT"),
                                       AND
                        LINCOLN-WHITEHALL REALTY, L.L.C.
                                  ("LANDLORD")





INITIALS:

TENANT:

LANDLORD:

                          EXHIBIT B TO LEASE AGREEMENT

                               TENANT IMPROVEMENTS


This exhibit, entitled "Tenant Improvements", is and shall constitute EXHIBIT B to that certain Lease Agreement dated January 8, 1996 (the "Lease"), by and between Lincoln-Whitehall Realty, L.L.C. ("Landlord") and Safety Tek, Inc., a Delaware corporation, ("Tenant") for the leasing of certain premises located at 5696 Stewart Avenue, Fremont, California (the "Premises"). The terms, conditions and provisions of this EXHIBIT B are hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease:

1. Tenant Improvements. Subject to the conditions set forth below, Landlord agrees to construct and install certain improvements ("Tenant Improvements") in the Building of which the Premises are a part in accordance with the Final Drawings (defined below) and pursuant to the terms of this EXHIBIT B. In addition to the Tenant Improvements, Landlord shall, at its sole cost and expense, perform the following described work in and about the
Premises: (i) install a full-height, 1-hour rated demising wall separating the Premises from the 17,008 square foot adjacent premises; and (ii) increase the electrical capacity to be used in the Premises to 277 amp/480 volts.

2. Definition. "Tenant Improvements" as used in this Lease shall include only those interior portions of the Building which are described below. "Tenant Improvements" shall specifically not include any alterations, additions or improvements installed or constructed by Tenant, and any of Tenant's trade fixtures, equipment, furniture, furnishings, telephone equipment or other personal property (collectively, "Personal Property"). The Tenant Improvements shall include any and all interior improvements to be made to the Premises as specified in the Final Drawings (defined below), as specified and agreed to by Tenant and Landlord.

3. Tenant's Initial Plans; the Work. Tenant desires Landlord to perform certain Tenant Improvements in the Premises. Such work, as will be shown in Tenant's preliminary space plan (the "Initial Plans") and as more fully detailed in the Final Drawings (as defined and described in Section 4 below), shall be hereinafter referred to as the "Work". Not later than February 1, 1996, Tenant and/or Tenant's Representatives shall furnish to Landlord such additional plans, drawings, specifications and finish details as Landlord may reasonably request to enable Landlord's architects and engineers, as applicable, to prepare mechanical, electrical and plumbing plans and to prepare the Final Drawings, including, but not limited to, a final telephone layout and special electrical connections, if any. All plans, drawings, specifications and other details describing the Work which have been, or are hereafter, furnished by or on behalf of Tenant shall be subject to Landlord's approval, which approval shall not be unreasonably withheld. Landlord shall not be deemed to have acted unreasonably if it withholds its approval of any plans, specifications, drawings or other details or of any Change Request (hereafter defined in Section 11 below) because, in Landlord's reasonable opinion, the work as described in any such item, or any Change Request, as the case may be: (a) is likely to adversely affect Building systems, the structure of the Building or the safety of the Building and/or its occupants; (b) might impair Landlord's ability to furnish services to Tenant or other tenants in the Building; (c) would increase the cost of operating the Building or the Park; (d) would violate any applicable governmental, administrative body's or agencies' laws, rules, regulations, ordinances, codes or similar requirements (or interpretations thereof); (e) contains or uses Hazardous Materials; (f) would adversely affect the appearance of the Building or the Park; (g) might adversely affect another tenant's premises or such other tenant's use and enjoyment of such premises; (h) is prohibited by any ground lease affecting the Building, the Lot and/or the Park, any Recorded Matters or any mortgage, trust deed or other instrument encumbering the Building, the Lot and/or the Park; (i) is likely to be substantially delayed because of unavailability or shortage of labor or materials necessary to perform such work or the difficulties or unusual nature of such work; (j) is not, at a minimum, in accordance with Landlord's Building Standards (defined below), or
(k) would increase the Tenant Improvement Costs (defined in Section 9 below) by more than ten percent (10%) from the cost originally estimated and anticipated by the parties. The foregoing reasons, however, shall not be the only reasons for which Landlord may withhold its approval, whether or not such other reasons are similar or dissimilar to the foregoing. Neither the approval by Landlord of the Work or the Initial Plans or any other plans, specifications, drawings or other items associated with the Work nor Landlord's performance, supervision or monitoring of the Work shall constitute any warranty or covenant by Landlord to Tenant of the adequacy of the design for Tenant's intended use of the Premises. Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Work and the Final Drawings are adequate to fully meet the needs and requirements of Tenant's intended operations of its business within the Premises and Tenant's use of the Premises.

4. Final Drawings. If necessary for the performance of the Work and to the extent not already included as part of the Initial Plans attached hereto, Landlord shall prepare or cause to be prepared final working drawings and specifications for the Work (the "Final Drawings") based on and consistent with the Initial Plans and the other plans, specifications, drawings, finish details or other information furnished by Tenant or Tenant's Representatives to Landlord and approved by Landlord pursuant to Section 3 above. Tenant shall cooperate diligently with Landlord and Landlord's architect, engineer and other representatives and Tenant shall furnish within five (5) days after any request therefor, all information required by Landlord or Landlord's architect, engineer or other representatives for completion of the Final Drawings. So long as the Final Drawings are substantially consistent with the Initial Plans, Tenant shall approve the Final Drawings within three (3) business days after receipt of same from Landlord. Landlord and Tenant shall indicate their approval of the Final Drawings by initialing each sheet of the Final Drawings and delivering to one another a true and complete copy of such initialed Final Drawings. A true and complete copy of the approved and initialed Final Drawings shall be attached to the Lease as EXHIBIT B-1 and shall be made a part thereof. Tenant's failure to approve or disapprove such Final Drawings within the foregoing three (3) business day time period, shall be conclusively deemed to be approval of same by Tenant. If Tenant reasonably disapproves of any matters included in the Final Drawings because such items are not substantially consistent with the Initial Plans, Tenant shall, within the aforementioned three (3) business day period, deliver to Landlord written notice of its disapproval and Tenant shall specify in such written notice, in sufficient detail as Landlord may reasonably require, the matters disapproved, the reasons for such disapproval, and the specific changes or revisions necessary to be made to the Final Drawings to cause such drawings to substantially conform to the Initial Plans. Any additional costs associated with such requested changes or revisions shall be paid for solely by Tenant, as part of the Excess Tenant Improvement Costs (defined in Section 10 below), upon written demand therefor by Landlord.

Any changes or revisions requested by Tenant must first be approved by Landlord, which approval shall not be unreasonably withheld, subject to the provisions of
Section 3 above. If Landlord approves such requested changes or revisions, Landlord shall cause the Final Drawings to be revised accordingly and Landlord and Tenant shall initial each sheet of the Final Drawings as revised and attach a true and complete copy thereof to the Lease as EXHIBIT B-1. Landlord and Tenant hereby covenant to each other to cooperate with each other and to act reasonably in the preparation and approval of the Final Drawings. Notwithstanding anything to the contrary contained herein, if the Final Drawings are required to be revised due to any blatant and patent error on the part of Landlord or its authorized representatives, then the costs and expenses associated with any such revisions shall be borne solely by Landlord and such costs and expenses shall not be included as part of the Tenant Improvement Costs.

5. Performance of Work. As soon as practicable after Tenant and Landlord initial and attach to the Lease as EXHIBIT B-1 a true and complete copy of the Final Drawings, Landlord shall submit the Final Drawings to the governmental authorities having rights of approval over the Work and shall apply for the necessary approvals and building permits. Subject to the satisfaction of all conditions precedent and subsequent to its obligations under this EXHIBIT B, and further subject to the provisions of Section 10 hereof, as soon as practicable after Landlord or its representatives have received all necessary approvals and building permits, Landlord will put the Final Drawings out for bid to several licensed, bonded, qualified (in Landlord's discretion) and insured general contractors. The Tenant Improvements shall be constructed by a the general contractor which submits (and provides sufficient support therefor, in writing, if requested to do so by Landlord) the lowest bid, unless otherwise agreed to by Landlord and Tenant based upon criteria other than price [selected by Landlord] (the "General Contractor"). Landlord shall commence construction, or cause the commencement of construction by the General Contractor, of the Tenant Improvements, as soon as practicable after selection of the General Contractor. Except as hereinafter expressly provided to the contrary, Landlord shall cause the performance of the Work using (except as may be stated or otherwise shown in the Final Drawings) building standard materials, quantities and procedures then in use by Landlord ("Building Standards").

6. Substantial Completion. Landlord and Tenant shall cause the General Contractor to Substantially Complete (defined below) the Tenant Improvements in accordance with the Final Drawings by the Commencement Date of the Lease as set forth in Section 2 of the Lease (THE "COMPLETION DATE"), subject to delays due to (a) acts or events beyond its control including, but not limited to, acts of God, earthquakes, strikes, lockouts, boycotts, casualties, discontinuance of any utility or other service required for performance of the Work, moratoriums, governmental agencies and weather, (b) the lack of availability or shortage of specialized materials used in the construction of the Tenant Improvements, (c) any matters beyond the reasonable control of Landlord, the General Contractor or any subcontractors, (d) any changes required by the fire department, building and/or planning department, building inspectors or any other agency having jurisdiction over the Building, the Work and/or the Tenant Improvements (except to the extent such changes are directly attributable to Tenant's use or Tenant's specialized tenant improvements, in which event such delays are considered Tenant Delays) (the events and matters set forth in Subsections (a), (b), (c) and (d) are collectively referred to as "Force Majeure Delays"), or (e) any Tenant Delays (defined in Section 7 below). The Tenant Improvements shall be deemed substantially complete on the date that the building officials of the applicable governmental agency(s) issues its final approval of the construction of the Tenant Improvements whether in the form of the issuance of a final permit, certificate of occupancy or the written approval evidencing its final inspection on the building permit(s), or the date on which Tenant first takes occupancy of the Premises, whichever first occurs ("Substantial Completion", or "Substantially Completed, or "Substantially Complete"). If the Work is not deemed to be Substantially Completed on or before the scheduled COMPLETION DATE,
(i) Landlord agrees to use reasonable efforts to Substantially Complete the Work as soon as practicable thereafter, (ii) the Lease shall remain in full force and effect, (iii) Landlord shall not be deemed to be in breach or default of the Lease or this EXHIBIT B as a result thereof and Landlord shall have no liability to Tenant as a result of any delay in occupancy (whether for damages, abatement of all or any portion of the Rent, or otherwise), and (iv) except in the event of any Tenant Delays, which will not affect the Commencement Date but will extend the Completion Date without any penalty or liability to Landlord, and notwithstanding anything to the contrary contained in the Lease, the Commencement Date and the Expiration Date of the term of the Lease (as defined in Section 2 of the Lease) shall be extended commensurately by the amount of time attributable to such Force Majeure Delays, and Landlord and Tenant shall execute a written amendment to the Lease evidencing such extensions of time, substantially in the form of Exhibit F to the Lease. Subject to the provisions of Section 10.2 of the Lease, the Tenant Improvements shall belong to Landlord and shall be deemed to be incorporated into the Premises for all purposes of the Lease, unless Landlord, in writing, indicates otherwise to Tenant.

7. Tenant Delays. There shall be no extension of the scheduled Commencement Date or Expiration Date of the term of the Lease (as otherwise permissibly extended in accordance with the provisions of Section 6 above) if the Work has not been Substantially Completed by the scheduled Commencement Date due to any delay attributable to Tenant and/or Tenant's Representatives or Tenant's intended use of the Premises (collectively, "Tenant Delays"), including, but not limited to, any of the following described events or occurrences: (a) delays related to changes made or requested by Tenant to the Work and/or the Final Drawings; (b) the failure of Tenant to furnish all or any plans, drawings, specifications, finish details or other information required under Sections 3 and 4 above; (c) the failure of Tenant to comply with the requirements of Section 10 below; (d) Tenant's requirements for special work or materials, finishes, or installations other than the Building Standards or Tenant's requirements for special construction or phasing; (e) any changes required by the fire department, building or planning department, building inspectors or any other agency having jurisdiction over the Building, the Work and/or the Tenant Improvements if such changes are directly attributable to Tenant's use or Tenant's specialized tenant improvements; (f) the performance of any additional work pursuant to a Change Request (defined below in Section 11) which is requested by Tenant; (g) the performance of work in or about the Premises by any person, firm or corporation employed by or on behalf of Tenant, including, without limitation, any failure to complete or any delay in the completion of such work; or (h) any and all delays caused by or arising from acts or omissions of Tenant and/or Tenant's Representatives, in any manner whatsoever, including, but not limited to, any and all revisions to the Final Drawings. Any delays in the construction of the Tenant Improvements due to any of the events described above, shall in no way extend or affect the date on which Tenant is required to commence paying Rent under the terms of the Lease. It is the intention of the parties that all of such delays will be considered Tenant Delays for which Tenant shall be wholly and completely responsible for any and all consequences related to such delays, including, without limitation, any costs and expenses attributable to increases in labor or materials.

8. Tenant Improvement Allowance. Landlord and Tenant hereby acknowledge and agree that the Tenant Improvement Costs (defined in Section 9 below) for the Tenant Improvements, based upon the Initial Plans approved by Landlord and Tenant in accordance with the provisions of Section 4 above, are estimated to be approximately one hundred seventy thousand eighty and 00/100 Dollars ($170,080.00) (the "Estimated TI Costs"). If the actual Tenant Improvement Costs varies from this estimate by more than twenty-five percent (25%), then

    [Language indicated as being shown by strike-out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.]

Landlord may require any of the following, in its sole discretion: (a) changes be made to the Final Drawings to reduce the cost of the Tenant Improvements and Landlord may refuse to sign any construction contract or Change Orders to the construction contract, as the case may be, until such changes are made to the sole satisfaction of Landlord; (b) Tenant to deposit into a separate escrow account cash in an amount equal to the Excess Tenant Improvement Costs (defined in Section 10 below); (c) Tenant to provide to Landlord evidence satisfactory to Landlord, in its sole discretion, that Tenant has adequate financial resources to pay for the Excess Tenant Improvement Costs, as solely determined by Landlord; and/or (d) Tenant to pay all of the Excess Tenant Improvement Costs before Landlord's contribution of the Tenant Improvement Allowance (defined in Section 10 below); provided, however, in no event or circumstance shall the Tenant Improvement Costs exceed the maximum amount of two hundred four thousand ninety six and 00/100 Dollars ($204,096.00), which amount is based on the amount of twelve and 00/100 Dollars ($12.00) per rentable square foot for 17,008 rentable square feet of the Premises which is to be improved, as described in the Initial Plans. Subject to the foregoing, Landlord shall provide an allowance for the planning and construction of the Tenant Improvements for the Work to be performed in the Premises, as described in the Initial Plans and the Final Drawings, in the amount of eighty five thousand forty and 00/100 Dollars ($85,040.00) (the "Tenant Improvement Allowance") based upon an allowance of five and 00/100 Dollars ($5.00) per rentable square foot for 17,008 rentable square feet of the Premises which is to be improved, as described in the Initial Plans and the Final Drawings. Tenant shall not be entitled to any credit, abatement or payment from Landlord in the event that the amount of the Tenant Improvement Allowance specified above exceeds the actual Tenant Improvement Costs. The Tenant Improvement Allowance shall only be used for tenant improvements typically installed by Landlord in office/R&D and warehouse/distribution buildings. The Tenant Improvement Allowance shall be the maximum contribution by Landlord for the Tenant Improvement Costs and shall be subject to the provisions of Section 10 below.

9. Tenant Improvement Costs. The Tenant Improvements' cost ("Tenant Improvement Costs") shall mean and include any and all costs and expenses of the Work, including, without limitation, all of the following:

         (a) All costs of preliminary space planning and final architectural and engineering plans and specifications (including, without limitation, the scope of work, all plans and specifications, the Initial Plans and the Final Drawings) for the Tenant Improvements, and architectural fees, engineering costs and fees, and other costs associated with completion of said plans;

         (b) All costs of obtaining building permits and other necessary authorizations and approvals from the City of Fremont and other applicable jurisdictions;

         (c) All costs of interior design and finish schedule plans and specifications including as-built drawings;

         (d) All direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises, including, but not limited to, the construction fee for overhead and profit, the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by Landlord, Landlord's consultants and the General Contractor in connection with construction of the Tenant Improvements, and all labor (including overtime) and materials constituting the Work; and

         (e) All fees payable to the General Contractor, architect and Landlord's engineering firm if they are required by Tenant to redesign any portion of the Tenant Improvements following Tenant's approval of the Final Drawings.

         In no event shall the Tenant Improvement Costs include any costs of procuring, constructing or installing in the Premises any of Tenant's Personal Property. The costs of procuring and/or installing such Personal Property shall be borne solely by Tenant.

10. Excess Tenant Improvement Costs. Prior to commencing the Work, Landlord shall submit to Tenant a written statement of the actual Tenant Improvement Costs (the "Actual TI Costs") (which shall include the amount of any overtime projected as necessary to Substantially Complete the Work by the Completion
Date) as then known by Landlord, and such statement shall indicate the amount, if any, by which the Actual TI Costs exceeds the Tenant Improvement Allowance (the "Excess Tenant Improvement Costs"). The term "Excess Tenant Improvement Costs" shall also include the costs related to any and all Change Orders. Tenant agrees, within three (3) days after submission to it of such statement, to execute and deliver to Landlord, in the form then in use by Landlord, an authorization to proceed with the Work.

Tenant shall faithfully pay all of the Excess Tenant Improvement Costs to Landlord in the following manner. A portion of the Excess Tenant Improvement Costs up to a maximum amount of eighty five thousand forty and 00/100 Dollars ($85,040.00), based on five and 00/100 Dollars ($5.00) per rentable square foot for 17,008 rentable square feet of the Premises, shall be amortized over the initial term of the Lease at the rate of eleven percent (11%) per annum and such amortized amount shall be paid by Tenant with, and as part of, the Rent for the Premises in accordance with the provisions and requirements of Section 3 of the Lease (the "Amortized Excess TI Costs"). The portion of the Excess Tenant Improvement Costs in excess of the Amortized Excess TI Costs shall be paid by Tenant, in cash, to Landlord concurrently with Tenant's delivery to Landlord of the aforementioned signed written authorization to proceed. No Work shall be commenced until Tenant has fully complied with the preceding provisions of this
Section 10. If Tenant fails to remit the sums so demanded by Landlord pursuant to Section 8 above and this Section 10 within the time periods required, Landlord may, at its option, declare Tenant in default under the Lease.]

11. Change Requests. No changes or revisions to the approved Final Drawings shall be made by either Landlord or Tenant unless approved in writing by both parties. Upon Tenant's request and submission by Tenant (at Tenant's sole cost and expense) of the necessary information and/or plans and specifications for any changes or revisions to the approved Final Drawings and/or for any work other than the Work described in the approved Final Drawings ("Change Requests") and the approval by Landlord of such Change Request(s), which approval Landlord agrees shall not be unreasonably withheld, Landlord shall perform the additional work associated with the approved Change Request(s), at Tenant's sole cost and expense, subject, however, to the following provisions of this Section 11. Prior to commencing any additional work related to the approved Change Request(s), Landlord shall submit to Tenant a written statement of the cost of such additional work and a proposed tenant change order therefor ("Change Order") in the standard form then in use by Landlord. Tenant shall execute and deliver to Landlord such Change Order and shall pay the entire cost of such additional work in the following described manner. Any costs related to such approved Change Request(s), Change Order and any delays associated therewith, shall be added to the Tenant Improvement Costs and shall be paid for by Tenant as and with any Excess Tenant Improvement Costs as set forth in Section 10 above. The billing for such additional costs to Tenant shall be accompanied by evidence of the amounts billed as is customarily used in the business. Costs related to approved Change Requests and Change Orders shall include, without limitation, any architectural or design fees, Landlord's construction fee for overhead and profit, the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by Landlord and/or Landlord's consultants, and the General Contractor's price for effecting the change. If Tenant fails to execute or deliver such Change Order, or to pay the costs related thereto, then Landlord shall not be obligated to do any additional work related to such approved Change Request(s) and/or Change Orders, and Landlord may proceed to perform only the Work, as specified in the Final Drawings.

12. Termination. If the Lease is terminated prior to the Completion Date, for any reason due to the default of Tenant hereunder, in addition to any other remedies available to Landlord under the Lease, Tenant shall pay to Landlord as Additional Rent under the Lease, within five (5) days of receipt of a statement therefor, any and all costs incurred by Landlord and not reimbursed or otherwise paid by Tenant through the date of termination in connection with the Tenant Improvements to the extent planned, installed and/or constructed as of such date of termination, including, but not limited to, any costs related to the removal of all or any portion of the Tenant Improvements and restoration costs related thereto. Subject to the provisions of Section 10.2 of the Lease, upon the expiration or earlier termination of the Lease, Tenant shall not be required to remove the Tenant Improvements it being the intention of the parties that the Tenant Improvements are to be considered incorporated into the Building. Notwithstanding anything to the contrary contained herein, Landlord shall have the right to terminate the Lease, upon written notice to Tenant, if Landlord is unable to obtain a building permit for the Tenant Improvements within sixty (60) days from the date the Lease is signed by Tenant.

13. Tenant Access. Landlord, in Landlord's reasonable discretion and upon receipt of a written request from Tenant, may grant Tenant a license to have access to the Premises prior to the Completion Date to allow Tenant to do other work required by Tenant to make the Premises ready for Tenant's use and (the "Tenant's Pre-Occupancy Work"). It shall be a condition to the grant by Landlord and continued effectiveness of such license that:

         (a) Tenant shall give to Landlord a written request to have such access not less than five (5) business days prior to the date on which such proposed access will commence (the "Access Notice"). The Access Notice shall contain or be accompanied by each of the following items, all in form and substance reasonably acceptable to Landlord: (i) a detailed description of and schedule for Tenant's Pre-Occupancy Work; (ii) the names and addresses of all contractors, subcontractors and material suppliers and all other representatives of Tenant who or which will be entering the Premises on behalf of Tenant to perform Tenant's Pre-Occupancy Work or will be supplying materials for such work, and the approximate number of individuals, itemized by trade, who will be present in the Premises; (iii) copies of all contracts, subcontracts, material purchase orders, plans and specifications pertaining to Tenant's Pre-Occupancy Work; (iv) copies of all licenses and permits required in connection with the performance of Tenant's Pre-Occupancy Work; (v) certificates of insurance (in amounts satisfactory to Landlord and with the parties identified in, or required by, the Lease named as additional insureds) and instruments of indemnification against all claims, costs, expenses, penalties, fines, and damages which may arise in connection with Tenant's Pre-Occupancy Work; and (vi) assurances of the ability of Tenant to pay for all of Tenant's Pre-Occupancy Work and/or a letter of credit or other security deemed appropriate by Landlord securing Tenant's lien-free completion of Tenant's Pre-Occupancy Work.

         (b) Such pre-term access by Tenant and Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees shall be subject to scheduling by Landlord.

         (c) Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees shall fully cooperate, work in harmony and not, in any manner, interfere with Landlord or Landlord's agents or representatives in performing the Work and any additional work pursuant to approved Change Orders, Landlord's work in other areas of the Building or the Park, or the general operation of the Building. If at any time any such person representing Tenant shall not be cooperative or shall otherwise cause or threaten to cause any such disharmony or interference, including, without limitation, labor disharmony, and Tenant fails to immediately institute and maintain corrective actions as directed by Landlord, then Landlord may revoke such license upon twenty-four (24) hours' prior written notice to Tenant.

         (d) Any such entry into and occupancy of the Premises or any portion thereof by Tenant or any person or entity working for or on behalf of Tenant shall be deemed to be subject to all of the terms, covenants, conditions and provisions of the Lease, excluding only the covenant to pay Rent. Landlord shall not be liable for any injury, loss or damage which may occur to any of Tenant's Pre-Occupancy Work made in or about the Premises or to any property placed therein prior to the commencement of the term of the Lease, the same being at Tenant's sole risk and liability. Tenant shall be liable to Landlord for any damage to any portion of the Premises, the Work or the additional work related to any approved Change Orders caused by Tenant or any of Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees. In the event that the performance of Tenant's Pre-Occupancy Work causes extra costs to be incurred by Landlord or requires the use of other Building services, Tenant shall promptly reimburse Landlord for such extra costs and/or shall pay Landlord for such other Building services at Landlord's standard rates then in effect.

14. Lease Provisions; Conflict. The terms and provisions of the Lease, insofar as they are applicable, in whole or in part, to this EXHIBIT B, are hereby incorporated herein by reference, and specifically including all of the provisions of Section 31 of the Lease. In the event of any conflict between the terms of the Lease and this EXHIBIT B, the terms of this EXHIBIT B shall prevail. Any amounts payable by Tenant to Landlord hereunder shall be deemed to be Additional Rent under the Lease and, upon any default in the payment of same, Landlord shall have all rights and remedies available to it as provided for in the Lease.




INITIALS:

TENANT:

LANDLORD:

                          EXHIBIT C TO LEASE AGREEMENT

                               RULES & REGULATIONS

This exhibit, entitled "Rules & Regulations", is and shall constitute EXHIBIT C to that certain Lease Agreement dated January 8, 1996 (the "Lease"), by and between Lincoln-Whitehall Realty, L.L.C. ("Landlord") and Safety Tek, Inc., a Delaware corporation ("Tenant") for the leasing of certain premises located at 5696 Stewart Avenue, Fremont, California (the "Premises"). The terms, conditions and provisions of this EXHIBIT C are hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease:

   1. No advertisement, picture or sign of any sort shall be displayed on or outside the Premises or the Building without the prior written consent of Landlord. Landlord shall have the right to remove any such unapproved item without notice and at Tenant's expense.

   2. Tenant shall not regularly park motor vehicles in designated parking areas after the conclusion of normal daily business activity, except for company-owned vans and pick-up trucks, not to exceed seven (7) at any one time.

   3. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without the prior written consent of Landlord.

   4. All window coverings installed by Tenant and visible from the outside of the Building require the prior written approval of Landlord.

   5. TENANT SHALL NOT USE, KEEP OR PERMIT TO BE USED OR KEPT ANY FOUL OR NOXIOUS GAS OR SUBSTANCE OR ANY FLAMMABLE OR COMBUSTIBLE MATERIALS ON OR AROUND THE PREMISES, THE BUILDING OR THE PARK EXCEPT AS SET FORTH IN TENANT'S INITIAL HAZMAT CERTIFICATE AND IN EXHIBIT H HERETO OR EXCEPT AS OTHERWISE EXPRESSLY APPROVED BY LANDLORD IN WRITING. TENANT SHALL NOT FILL GAS PERMEATION OR OTHER DEVICES OR INSTRUMENTS WITH ANY GASES AT ANY TIME DURING THE LEASE TERM .

   6. Tenant shall not alter any lock or install any new locks or bolts on any door at the Premises without the prior consent of Landlord.

   7. Tenant shall park motor vehicles in those general parking areas as designated by Landlord except for loading and unloading. During those periods of loading and unloading, Tenant shall not unreasonably interfere with traffic flow within the Park and loading and unloading areas of other tenants.

   8. Tenant shall not disturb, solicit or canvas any occupant of the Building or Park and shall cooperate to prevent same.

   9. No person shall go on the roof, except to perform regular preventative maintenance service on, or to repair, the heating, ventilating and air conditioning equipment serving the Premises. without Landlord's permission.

  10. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building, to such a degree as to be objectionable to Landlord or other Tenants, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

  11. All goods, including material used to store goods, delivered to the Premises of Tenant shall be immediately moved into the Premises and shall not be left in parking or receiving areas overnight.

  12. Tractor trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the auto parking areas of the Park or on streets adjacent thereto.

  13. Forklifts which operate on asphalt paving areas shall not have solid rubber tires and shall only use tires that do not damage the asphalt.

  14. Tenant is responsible for the storage and removal of all trash and refuse. All such trash and refuse shall be contained in suitable receptacles stored behind screened enclosures at locations approved by Landlord.

  15. Tenant shall not store or permit the storage or placement of goods, or merchandise or pallets or equipment of any sort in or around the Premises, the Building, the Park or any of the Common Areas of the foregoing. No displays or sales of merchandise shall be allowed in the parking lots or other Common Areas.

  16. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises, the Building, the Park or any of the Common Areas of the foregoing.

 17. Tenant shall not permit any motor vehicles to be washed on any portion of the Premises or in the Common Areas of the Park, nor shall Tenant permit mechanical work or maintenance of motor vehicles to be performed on any portion of the Premises or in the Common Areas of the Park.


INITIALS:

TENANT:

LANDLORD:

                                    EXHIBIT E

                   HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE

Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as tenant. After a lease agreement is signed by you and the Landlord (the "Lease Agreement"), on an annual basis in accordance with the provisions of
Section 29 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord:         ____________________________________________________________
                  c/o Lincoln Property Company Management Services, Inc.
                  101 Lincoln Centre Drive, Fourth Floor
                  Foster City, California  94404
                  Attn:__________________________________________________
                  Phone: (415) 571-2200

Name of (Prospective) Tenant:_________________________________________________

Mailing Address:______________________________________________________________
______________________________________________________________________________

Contact Person, Title and Telephone Number(s):________________________________

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):__________________________________________________________
______________________________________________________________________________

Address of (Prospective) Premises:____________________________________________

Length of (Prospective) initial Term:_________________________________________
______________________________________________________________________________

1.       GENERAL INFORMATION:

         Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing tenants should describe any proposed changes to on-going operations.
         _____________________________________________________________________
         _____________________________________________________________________

2.       USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

         2.1 Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing tenants should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

                  Wastes                             Yes / /        No / /
                  Chemical Products                  Yes / /        No / /
                  Other                              Yes / /        No / /

                  If Yes is marked, please explain:___________________________
                  ____________________________________________________________
                  ____________________________________________________________

         2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3.       STORAGE TANKS AND SUMPS

         3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing tenants should describe any such actual or proposed activities.

                  Yes / /                     No / /

                  If yes, please explain:_____________________________________
                  ____________________________________________________________
                  ____________________________________________________________

4.       WASTE MANAGEMENT

         4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing tenants should describe any additional identification numbers issued since the previous certificate.

                  Yes / /                     No / /

         4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing tenants should describe any new reports filed.

                  Yes / /                     No / /

                  If yes, attach a copy of the most recent report filed.

5.       WASTEWATER TREATMENT AND DISCHARGE

         5.1      Will your company discharge wastewater or other wastes to:

                  ______storm drain?              ______sewer?
                  ______surface water?      ______no wastewater or other
                                                  wastes discharged.

                  Existing tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).
                  ____________________________________________________________
                  ____________________________________________________________

         5.2      Will any such wastewater or waste be treated before discharge?

                  Yes / /                     No / /

                  If yes, describe the type of treatment proposed to be conducted. Existing tenants should describe the actual treatment conducted.
                  ____________________________________________________________
                  ____________________________________________________________

6.       AIR DISCHARGES

         6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

                  Yes / /                     No / /

                  If yes, please describe:____________________________________
                  ____________________________________________________________
                  ____________________________________________________________

         6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing tenants should specify any such equipment being operated in, on or about the Premises.

                  ______Spray booth(s)  ______Incinerator(s)
                  ______Dip tank(s)           ______Other (Please describe)
                  ______Drying oven(s)  ______No Equipment Requiring Air Permits

                  If yes, please describe:____________________________________
                  ____________________________________________________________
                  ____________________________________________________________

7.       HAZARDOUS MATERIALS DISCLOSURES

         7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing tenants should indicate whether or not a Management Plan is required and has been prepared.

                  Yes / /                     No / /

                  If yes, attach a copy of the Management Plan. Existing tenants should attach a copy of any required updates to the Management Plan.

         7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

                  Yes / /                     No / /

                  If yes, please explain:______________________________________
                  _____________________________________________________________
                  _____________________________________________________________

8.       ENFORCEMENT ACTIONS AND COMPLAINTS

         8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

                  Yes / /                     No / /

                  If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of
                  Section 29 of the signed Lease Agreement.
                  _____________________________________________________________
                  _____________________________________________________________
                  _____________________________________________________________

         8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

                  Yes / /                     No / /

                  If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.
                  _____________________________________________________________
                  _____________________________________________________________
                  _____________________________________________________________

         8.3 Have there been any problems or complaints from adjacent tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing tenants should indicate whether or not there have been any such problems or complaints from adjacent tenants, owners or other neighbors at, about or near the Premises.

                  Yes / /                     No / /

                  If yes, please describe. Existing tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement.
                  ____________________________________________________________
                  ____________________________________________________________

9.       PERMITS AND LICENSES

         9.1 Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 29 of the Lease Agreement; and (C) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the HazMat Certificate notwithstanding Landlord's/Tenant's receipt and/or approval of such certificate. Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitation, Tenant's indemnification of the Indemnitees and compliance with all Environmental Laws, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws; (i) the delivery of such certificate to Landlord and/or Landlord's acceptance of such certificate, (ii) Landlord's review and approval of such certificate, (iii) Landlord's failure to obtain such certificate from Tenant at any time, or (iv) Landlord's actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Tenant or Tenant's Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.

I (print name)__________________, acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.

(PROSPECTIVE) TENANT:


By:     _________________________________

Title:  _________________________________

Date:   _________________________________



INITIALS:

TENANT:

LANDLORD:

                                    EXHIBIT F

                       FIRST AMENDMENT TO LEASE AGREEMENT

                           CHANGE OF COMMENCEMENT DATE



This First Amendment to Lease Agreement (the "Amendment") is made and entered into as of ___________________, by and between ____________________________
("LANDLORD"), AND ________________________ ("TENANT"), with reference to the following facts:

                                    RECITALS

A. Landlord and Tenant have entered into that certain Lease Agreement dated ___________ (the "Lease"), for the leasing of certain premises located at
      ____________________________, California (the "Premises") as such Premises are more fully described in the Lease.

B.    Landlord and Tenant wish to amend the Commencement Date of the Lease.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

      1.   The Commencement Date of the Lease shall be ________________________.

      2. The last day of the Term of the Lease (the "Expiration Date") shall be ______________.

      3.   The dates on which the Base Rent will be adjusted are:

           for the period _________ to ________ the monthly Base Rent shall be $_____________; for the period _________ to ________ the monthly Base
           Rent shall be $_____________; and for the period _________ to ________ the monthly Base Rent shall be $_____________.

      4. Effect of Amendment: Except as modified herein, the terms and conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

      5. Definitions: Unless otherwise defined in this Amendment, all terms not defined in this Amendment shall have the meaning set forth in the Lease.

      6. Authority: Subject to the provisions of the Lease, this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party's behalf is authorized to do so and to bind such party to the terms of this Amendment.

      7. The terms and provisions of the Lease are hereby incorporated in this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

[PROPERTY MANAGER: PLEASE PROVIDE TENANT INFORMATION AND WORD PROCESSING WILL COMPLETE THE SIGNATURE BLOCK]


INITIALS:

TENANT:

LANDLORD:

                                   ADDENDUM 1
                           OPTION TO EXTEND THE LEASE


This Addendum No. 1 is incorporated as a part of that certain Lease Agreement dated January 8, 1996 (the "Lease"), by and between SAFETY TEK, INC., A DELAWARE CORPORATION ("TENANT"), AND LINCOLN-WHITEHALL REALTY, L.L.C. ("LANDLORD"), of the premises located at 5696 Stewart Avenue, Fremont, California 94538 (the "Premises"). Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

If Tenant has not at any time been, or is currently not, in default beyond the applicable cure periods as set forth in this Lease, in the performance of any of its obligations under this Lease and contingent upon review and approval of Tenant's then current financial condition by Landlord, Tenant shall have the right at its option to extend the term of the Lease for five (5) years (the "Extended Term"). The Lease of the Premises during the Extended Term shall be upon the same terms, covenants and conditions as are set forth in this Lease, other than the monthly Base Rent and the term of the Lease. If Landlord does not receive from Tenant written notice of Tenant's exercise of this option on a date which is not more than three hundred sixty (360) days nor less than two hundred forty (240) days prior to the end of the initial term of the Lease (the "Option Notice"), all rights under this option shall automatically lapse and terminate and shall be of no further force and effect. Time is of the essence herein.

The monthly Base Rent for the Extended Term shall be the then current market rent for the highest and best use for similar space within the area of the Premises in Fremont, California (the "Fair Rental Value") agreed upon solely by and between Landlord and Tenant and their agents appointed for this purpose. Neither Landlord nor Tenant shall have the right to have a court or any other third party entity establish the Fair Rental Value. If Landlord and Tenant are unable to agree on the Fair Rental Value for the Extended Term within ten (10) thirty (30) days after receipt by Landlord of the Option Notice, Landlord and Tenant being obligated only to act in good faith, this option shall automatically terminate and the Lease shall terminate at the end of its initial term.

The "Fair Rental Value" of the Premises shall be defined to mean the fair market rental value of the Premises as of the commencement of the Extended Term, taking into consideration all relevant factors, including length of term, the uses permitted under the Lease, the quality, size, design and location of the Premises, including the condition and value of existing tenant improvements, and the monthly base rent paid by tenants for premises comparable to the Premises, and located in Fremont, California.

In no event shall the monthly Base Rent for any period of the Extended Term be less than the highest monthly Base Rent charged during the initial term of the Lease. Upon determination of the monthly Base Rent for the Extended Term, pursuant to the terms outlined above, the parties shall immediately execute the new standard lease document stating the minimum monthly Base Rent for the Extended Term and confirming the dates of the Extended Term. Tenant shall have no other right to extend the term of the Lease under this Addendum 1 unless Landlord and Tenant otherwise agree in writing. If Tenant duly exercises this option, in accordance with the terms contained herein: (1) Tenant shall accept the Premises in its then "As-Is" condition and, accordingly, Landlord shall not be required to perform any additional improvements to the Premises; and (2) Tenant hereby agrees that it will solely be responsible for any and all brokerage commissions and finder's fees payable to any broker in connection with the option described herein, and Tenant hereby further agrees that Landlord shall in no event or circumstance be responsible for the payment of any such commissions and fees.

This option is personal to Tenant and may not be assigned, voluntarily or involuntarily, separate from or as part of the Lease. At Landlord's option, all rights of Tenant under this option shall terminate and be of no force and effect if any of the following individual events occur or any combination thereof occur: (1) Tenant has been in default beyond the applicable cure periods as set forth in this Lease at any time during the initial term of the Lease, or is currently in default of any provision of the Lease; and/or (2) Tenant has assigned its rights and obligations under all or part of the Lease or Tenant has subleased all or part of the Premises; and/or (3) Tenant's financial condition is unacceptable to Landlord in its reasonable discretion at the time the Option Notice is delivered to Landlord; and/or (4) Tenant has failed to exercise this option in a timely manner in accordance with the provisions of this Addendum 1; and/or (5) Tenant no longer has possession of all or any part of the Premises under the Lease, or if Lease has been terminated earlier, pursuant to the terms of the Lease.